As filed with the Securities and Exchange Commission on July 28, 1999


                        Registration No. 333-_________
                                   811-8706

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM N-14

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

 [X] Pre-Effective Amendment No. 2          [__] Post-Effective Amendment No.
                                     ---

                     ANCHOR RESOURCE AND COMMODITY TRUST
              (Exact Name of Registrant as Specified in Charter)

          579 PLEASANT STREET, SUITE 4, PAXTON, MASSACHUSETTS 01612
                   (Address of Principal Executive Offices)

                                (508) 831-1171
             (Registrant's Telephone Number, including Area Code)


                           PETER K. BLUME, ESQUIRE
                            THORP REED & ARMSTRONG
                            ONE RIVERFRONT CENTER
                              20 STANWIX STREET
                             PITTSBURGH, PA 15222
                   (Name and Address of Agent for Service)



Approximate Date of Proposed Public Offering:   As soon as practicable after
                                                the effective date of this
                                                Registration Statement.


No filing fee is required under the Securities Act of 1933, as amended, because an indefinite number of shares of beneficial interest have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                     ANCHOR RESOURCE AND COMMODITY TRUST

                            CROSS REFERENCE SHEET



                                        Rule 481(a) Cross-Reference
                                        to Prospectus Caption
Part A:  Information Required in
         Prospectus

1. Beginning of                         Cover Page; Cross Reference
   Registration Statement               Sheet
   and Outside Front Cover
   Page of Prospectus

2. Beginning and Outside                Table of Contents
   Back Cover Page of
   Prospectus

3. Fee Table, Synopsis                  Summary; Principal Risk
   Information and Risk                 Factors; Comparison of
   Factors                              Investment Objectives and
                                        Policies

4. Information about the                Summary; Reasons for the
   Transaction                          Reorganization; Information
                                        About the Reorganization;
                                        Comparative Information on
                                        Shareholder Rights; Exhibit
                                        A (Plan of Reorganization)

5. Information about the                Cover Page; Summary;
   Registrant                           Principal Risk Factors;
                                        Comparison of Investment Objectives and
                                        Policies;  Information  About the
                                        Reorganization; Comparative Information
                                        on      Distribution       Arrangements;
                                        Comparative  Information  on Shareholder
                                        Services;   Comparative  Information  on
                                        Shareholder     Rights;      Management;
                                        Additional  Information About the Funds;
                                        Current  Prospectus of Registrant  dated
                                        May 1, 1998

6. Information about the                Summary; Comparison of
   Company Being Acquired               Investment Objectives and
                                        Policies; Information About
                                        the Reorganization;
                                        Comparative Information on
                                        Distribution Arrangements;
                                        Comparative Information on
                                        Shareholder Services;
                                        Comparative Information on
                                        Shareholder Rights;
                                        Additional Information
                                        About the Funds; Prospectus
                                        of Registrant dated May 1,
                                        1999

7. Voting Information                   Summary; Information About the
                                        Reorganization; Comparative
                                        Information on Shareholder Rights;
                                        Voting Information
8. Interest of Certain                  Not Applicable
   Persons and Experts
9. Additional Information               Not Applicable
   Required for Reoffering
   By Persons Deemed to be
   Underwriters


Part B:  Information Required in        Statement of Additional Information
         Statement of Additional        Heading
         Information

10.  Cover Page                         Cover Page

11.  Table of Contents                  Table of Contents

12.  Additional                         Statement of Additional
     Information about the              Information dated May 1,
     Registrant                         1999
                                        Prospectus dated May 1, 1999
13.  Additional
     Information about the              Statement of Additional
     Company Being Acquired             Information dated May 1,
                                        1999
14.  Financial Statements
                                        Annual Report of the
                                        Acquired Fund
                                        Annual Report of the
                                        Acquiring Fund
                                        Information Incorporated by
                                        Reference
15.  Information
     Incorporated by
     Reference

Part C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                     ANCHOR RESOURCE AND COMMODITY TRUST
                      CONTENTS OF REGISTRATION STATEMENT


This Registration Statement contains the following pages and documents:

Front Cover

Contents Page

Letter to Shareholders of Anchor Strategic Assets Trust

Letter to Shareholders of Anchor  Resource and Commodity Trust

Notice of Special Meeting of Shareholders of Anchor Strategic Assets Trust

Notice of Special  Meeting of  Shareholders  of Anchor  Resource and Commodity
Trust

Part A - Prospectus/Joint Proxy Statement Concerning the Acquisition of Assets of Anchor Strategic Assets Trust by Anchor Resource and Commodity Trust and the Elimination of a Fundamental Investment Restriction by Anchor Resource and Commodity Trust

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

                        ANCHOR STRATEGIC ASSETS TRUST

                     ANCHOR RESOURCE AND COMMODITY TRUST

                            QUESTIONS AND ANSWERS

Both Anchor Strategic Assets Trust and Anchor Resource and Commodity Trust will hold a special meeting of their respective shareholders on August 10, 1999.It is important for you to vote on the issues described in this Prospectus/Joint Proxy Statement. We recommend that you read the Prospectus/Joint Proxy Statement in its entirety; the explanations it includes will help you decide how to vote.

Following is an introduction to the proposal and the process.

Q. WHY AM I RECEIVING THIS MATERIAL AND WHAT IS THE ISSUE I AM BEING ASKED TO VOTE ON?

A. Mutual funds are required to obtain shareholders' votes for certain types of changes, like the ones included in this Prospectus/Joint Proxy Statement. You have a right to vote on this change.

In the case of shareholders of Anchor Strategic Assets Trust, you are being asked to approve a tax-free reorganization of Anchor Strategic Assets Trust into Anchor Resource and Commodity Trust. If you are a shareholder of Anchor Resource and Commodity Trust, you are being asked to approve the elimination of a restriction on the Trust's ability to invest in commodities and commodity contracts which comprise certain of the investments of Anchor Strategic Assets Trust. The approval of each such proposal is conditioned upon approval of the other proposal.

Q.    WHY IS THIS  TRANSACTION BEING PROPOSED?

A. During the last few months of 1998, Anchor Strategic Assets Trust's asset base was decreased substantially by the redemption of over 20% of the Trust's total assets by its major shareholder, Societe d'Etudes et de Gestion Financieres, Meeschaert, S.A. The Board of Trustees of Anchor Strategic Assets Trust believes that, in the current competitive environment, Anchor Strategic Assets Trust is too small to manage effectively in a cost-efficient manner, which may affect its performance. Although Anchor Resource and Commodity Trust has a smaller asset base then Anchor Strategic Assets Trust, the Trustees of both Trusts believe that the broader investment strategies and techniques of Anchor Resource and Commodity Trust are more appropriate for achieving the investment objectives of Anchor Strategic Assets Trust shareholders.

Q.    WHAT WILL HAPPEN TO MY SHARES?

A. Anchor Strategic Assets Trust shareholders will receive shares of Anchor Resource and Commodity Trust with a total net asset value equal to the total net asset value of the shares that you exchanged. There are no sales charges in connection with the transaction.

Q.    WHAT ARE THE TAX EFFECTS OF THE TRANSACTION?

A. It is intended that neither Anchor Strategic Assets Trust nor Anchor Resource and Commodity Trust nor any of their shareholders will have to pay any federal income tax as a result of the transaction. If a shareholder chooses to redeem shares from Anchor Strategic Assets Trust before the reorganization, it will be a taxable transaction.

Q. HOW DO ANCHOR RESOURCE AND COMMODITY TRUST AND ANCHOR STRATEGIC ASSETS TRUST COMPARE?

A. Anchor Strategic Assets Trust and Anchor Resource and Commodity Trust have similar investment objectives and investment strategies, and the success of each Fund's investment program depends to a high degree on the Investment Adviser's ability to anticipate the onset and termination of inflationary and deflationary cycles. The primary investment objective of both Anchor Resource and Commodity Trust and Anchor Strategic Assets Trust is long-term capital appreciation and preservation of the purchasing power of shareholders' capital. The secondary investment objective of both Anchor Resource and Commodity Trust and Anchor Strategic Assets Trust is to seek to generate current income consistent with the preservation of shareholders' purchasing power. Under normal circumstances, when the Investment Adviser expects an inflationary cycle, Anchor Resource and Commodity Trust pursues its investment objectives by investing at least 65% of its total assets in equity securities of domestic and foreign companies having substantial natural resource assets or that engage in natural resource or energy-related activities, or that provide equipment or services primarily devoted to the natural resource or energy-related activities of such companies. Anchor Strategic Assets Trust pursues its investment objective during such normal inflationary periods by investing at least 65% of its total assets in precious metals and in domestic and foreign companies primarily engaged in business related to precious metals, consisting of gold bullion, gold certificates, and silver bullion, and other precious metals such as platinum and palladium. Accordingly, the Funds differ in some respects with respect to the types of securities in which they may invest to achieve their investment objectives. Unlike Anchor Resource and Commodity Trust, Anchor Strategic Assets Trust invests in other investment companies, options on securities, securities indices and currencies, and transactions in precious metals and financial futures contracts and related options. Both Funds utilize the same investment strategy and may make the same types of investments during a deflationary cycle, and during periods where there is no discernable trend with respect to inflation or deflation.


The following data is as of June 1, 1999.
================================================================================
                    Anchor Resource and Commodity    Anchor  Strategic  Assets
                    Trust                            Trust
================================================================================
Assets              $795,411                         $2,695,025
--------------------------------------------------------------------------------
Inception Date      January 12, 1995                 January 5, 1994
--------------------------------------------------------------------------------
30-day SEC Yield    (2.18%)                          (1.42%)
--------------------------------------------------------------------------------
30-day              N/A                              N/A
Distribution Yield
--------------------------------------------------------------------------------
3-Month Total       (6.61%)                          (2.85%)
Return
--------------------------------------------------------------------------------
Year-to-Date Total  (13.19%)                         (12.34%)
Return
--------------------------------------------------------------------------------
1-Year Total Return (24.90%)                         (10.72%)
--------------------------------------------------------------------------------
3-Year Total Return (27.24%)                         (32.83%)
--------------------------------------------------------------------------------
Annualized Total    (3.65%)                          (7.76%)
Return Since
Inception
================================================================================

Past performance is not indicative of future results. Investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost.

The 30-day SEC yield is calculated by dividing the net investment income per share for the thirty days ended on the date of the calculation by the maximum offering price per share on that date. This figure is compounded and annualized.

The 30-day distribution yield reflects actual distributions to shareholders. It is calculated by dividing the monthly annualized dividend plus short-term capital gains, if any, by the average 30-day offering price.

Q.    HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

A. After careful consideration, the Board of Trustees of Anchor Strategic Assets Trust unanimously recommends that its shareholders vote FOR the proposal approving the reorganization of the Trust into Anchor Resource and Commodity Trust. After similar consideration, the Board of Trustees of Anchor Resource and Commodity Trust unanimously recommends that its shareholders vote for the proposal eliminating the Trust's Investment restriction on commodities investments.

Q.    HOW DO I CONTACT YOU IF I HAVE ANY QUESTIONS?

A. You may call collect (508) 831-1171, Monday through Friday, 9:00 a.m. to 5:00 p.m. (Eastern Time).

            IMPORTANT INFORMATION ABOUT THE PROPOSALS IS SET FORTH IN THE ACCOMPANYING PROSPECTUS/JOINT PROXY STATEMENT.
                          PLEASE READ IT CAREFULLY.

                                 PLEASE VOTE.
                            YOUR VOTE IS IMPORTANT
                      NO MATTER HOW MANY SHARES YOU OWN.

                PLEASE COMPLETE AND RETURN YOUR PROXY CARD TO
                         AVOID ADDITIONAL EXPENSES TO
                                 THE TRUSTS.

                        ANCHOR STRATEGIC ASSETS TRUST
                         579 PLEASANT STREET, SUITE 4
                         PAXTON, MASSACHUSETTS 01612


Dear Shareholder:

The Board of Trustees of Anchor Strategic Assets Trust cordially invites you to attend a Special Meeting of Shareholders of Anchor Strategic Assets Trust to be held at the offices of Anchor Investment Management on August 10, 1999 at 2 p.m. local time.

At this important meeting you will be asked to consider and approve a proposed Agreement and Plan of Reorganization between Anchor Strategic Assets Trust (the "Acquired Fund") and Anchor Resource and Commodity Trust (the "Acquiring Fund").

If the proposal is approved by the shareholders of the Acquired Fund, the Acquiring Fund would acquire substantially all of the assets and assume certain liabilities of the Acquired Fund. As a result, you, as a shareholder of the Acquired Fund, would receive, in exchange for your shares of the Acquired Fund, shares of the Acquiring Fund with an aggregate value equivalent to the aggregate net asset value of your Acquired Fund shares at the time of the transaction. The Acquired Fund would then be liquidated. The transaction is conditioned upon the receipt of an opinion of counsel to the effect that the transaction would be free from federal income taxes to you and the Acquired Fund. The transaction will occur only if approved by the holders of a majority of the Acquired Fund's outstanding shares as of the record date.

The Board of Trustees of the Acquired Fund has determined that the proposed reorganization should provide benefits to shareholders of the Acquired Fund because of the enhanced economies of scale and more efficient operations which are expected to result from combining funds with similar investment objectives and policies, the same investment adviser and service providers, and the same sales charge structure.

I thank you for your participation as a shareholder and urge you to please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. We look forward to receiving your vote.

IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN AUGUST 10, 1999.

Instructions for shares held of record in the name of a nominee, such as a broker-dealer, may be subject to earlier cut-off dates established by such intermediaries to facilitate a timely response.

                                                Sincerely,


                                                /s/ David W. C. Putnam
                                                Chairman of the Board of
                                                Trustees


[mail date] July 28, 1999

                      ANCHOR RESOURE AND COMMODITY TRUST
                         579 PLEASANT STREET, SUITE 4
                         PAXTON, MASSACHUSETTS 01612


Dear Shareholder:

The Board of Trustees of Anchor Resource and Commodity Trust cordially invites you to attend a Special Meeting of Shareholders of Anchor Resource and Commodity Trust (the "Trust") to be held at the offices of Anchor Investment Management on August 10, 1999 at 2 p.m. local time.

At this important meeting you will be asked to consider and approve a proposal (referred to as Proposal 2 in the enclosed Prospectus/Joint Proxy Statement) to eliminate one of the Trust's fundamental investment limitations regarding investments in commodities or commodity contracts. Approval of this proposal, which would permit such investments by the Trust, is a condition to a proposed Agreement and Plan of Reorganization (the "Plan") between Anchor Strategic Assets Trust (the "Acquired Fund") and the Trust. Under this Plan, which has been approved by the Trust's Board of Trustees but also requires the approval of the Acquired Fund's shareholders, the Trust would acquire the assets of Anchor Strategic Assets Trust, which may include commodities and commodity contracts. This Plan, which is also contingent on your approval of this proposal, is referred to as Proposal 1 in the Prospectus/Joint Proxy Statement enclosed.

The Board of Trustees of the Trust has determined that the proposed elimination of the Trust's investment restriction prohibiting investments in commodities and commodity contracts should benefit shareholders by enhancing the flexibility of the Trust's investment strategies in a manner fully consistent with its emphasis on natural resource - related investments.

I thank you for your participation as a shareholder and urge you to please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. We look forward to receiving your vote.

IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN AUGUST 10, 1999.

Instructions for shares held of record in the name of a nominee, such as a broker-dealer, may be subject to earlier cut-off dates established by such intermediaries to facilitate a timely response.

                                                Sincerely,

                                                /s/ David W. C. Putnam
                                                Chairman of the Board of
                                                Trustees
[mail date] July 28, 1999

                        ANCHOR STRATEGIC ASSETS TRUST
                         579 PLEASANT STREET, SUITE 4
                         PAXTON, MASSACHUSETTS 01612
                          NOTICE OF SPECIAL MEETING
                               OF SHAREHOLDERS


                         TO BE HELD ON AUGUST 10, 1999

A Special Meeting of Shareholders of Anchor Strategic Assets Trust, a Massachusetts business trust, will be held at the offices of Anchor Investment Management Corporation, on August 10, 1999 at 2 p.m. local time (the "Meeting") for the following purposes:

      1. To approve or disapprove a proposed Agreement and Plan of Reorganization (the "Plan") providing for the transfer of the assets of Anchor Strategic Assets Trust (subject to certain liabilities) to Anchor Resource and Commodity Trust (the "Acquiring Fund") in exchange for shares of the Acquiring Fund, the distribution of such shares to shareholders of Anchor Strategic Assets Trust and the subsequent liquidation of Anchor Strategic Assets Trust ("Proposal 1" in the enclosed Prospectus/Joint Proxy Statement); and

      2. To approve or disapprove any matter incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournments thereof.

      The close of business on July 1, 1999 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE SIGN AND RETURN THE ENLOSED PROXY CARD.

TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND TO SAVE THE EXPENSE OF FURTHER MAILINGS, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU LATER DESIRE TO VOTE IN PERSON AT THE MEETING, YOU MAY REVOKE YOUR PROXY.

                                                By Order of the Board of
                                                Trustees,


                                                /s/ DAVID Y. WILLIAMS
                                                David Y. Williams, Secretary

[mail date] July 28, 1999
Date of Notice

                        ANCHOR RESOURCE AND COMMODITY
                         579 PLEASANT STREET, SUITE 4
                         PAXTON, MASSACHUSETTS 01612


                          NOTICE OF SPECIAL MEETING
                               OF SHAREHOLDERS

                         TO BE HELD ON AUGUST 10, 1999

A Special Meeting of Shareholders of Anchor Resource and Commodity Trust, a Massachusetts business trust, will be held at the offices of Anchor Investment Management Corporation, on August 10, 1999 at 2 p.m. local time (the "Meeting") for the following purposes:

      1. To approve or disapprove a proposed elimination of the Trust's fundamental investment restriction concerning investments in commodities or commodity contracts ("Proposal 2" in the enclosed Prospectus/Joint Proxy Statement); and

      2. To approve or disapprove any matter incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournments thereof.

      The close of business on July 1, 1999 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD.

TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND TO SAVE THE EXPENSE OF FURTHER MAILINGS, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU LATER DESIRE TO VOTE IN PERSON AT THE MEETING, YOU MAY REVOKE YOUR PROXY.

                                                By Order of the Board of
                                                Trustees,


                                                /s/DAVID Y. WILLIAMS
                                                David Y. Williams, Secretary

[mail date] July 28, 1999
Date of Notice

                       PROSPECTUS/JOINT PROXY STATEMENT
                          [MAIL DATE] JULY 28, 1999

                         Acquisition of the Assets of

                        ANCHOR STRATEGIC ASSETS TRUST
                         579 PLEASANT STREET, SUITE 4
                         PAXTON, MASSACHUSETTS 01612
                                (508) 831-1171


                       By and in Exchange for Shares of


                     ANCHOR RESOURCE AND COMMODITY TRUST
                         579 PLEASANT STREET, SUITE 4
                         PAXTON, MASSACHUSETTS 01612
                                (508) 831-1171

1.  Proposal 1 Affecting Shareholders of Anchor Strategic Assets Trust.

This Prospectus/Joint Proxy Statement describes a proposed Agreement and Plan of Reorganization (the "Plan") between Anchor Strategic Assets Trust and Anchor Resource and Commodity Trust. Under this Plan, all of the assets of Anchor Strategic Assets Trust (the "Acquired Fund") would be transferred to Anchor Resource and Commodity Trust (the "Acquiring Fund"). In exchange for these assets, the Acquiring Fund will issue shares of its common stock on a PRO RATA basis to the Acquired Fund's shareholders. ("Acquiring Fund Shares") The Acquired Fund would then be completely liquidated. As a result of the Plan, each shareholder of Acquired Fund shares will become the owner of Acquiring Fund Shares having a total net asset value equal to the total net asset value of his or her holdings in the Acquired Fund.

2.  Proposal 2 Affecting Shareholders of Anchor Resource and Commodity Trust.

This Prospectus/Joint Proxy Statement also describes a proposal to eliminate a fundamental investment restriction of the Acquiring Fund prohibiting the Fund from investing in commodities or commodity contracts. Approval of this proposal by shareholders of the Acquiring Fund is a necessary condition to implementation of the Plan described in Proposal 1.

This Prospectus/Joint Proxy Statement is furnished to the shareholders of the Acquired Fund and the Acquiring Fund in connection with the solicitation of proxies by and on behalf of both Funds' Boards of Trustees to be used at the Special Meeting of Shareholders of the Acquired Fund and the Acquiring Fund to be held at the offices of Anchor Investment Management Corporation, at 2 p.m. local time on August 10, 1999 and at any adjournments thereof (the "Meeting"). This document also serves as a prospectus of the Acquiring Fund and covers the proposed issuance of Acquiring Fund Shares.

Only shareholders of the Acquired Fund are permitted to vote on Proposal 1, and only shareholders of the Acquiring Fund are permitted to vote on Proposal 2. However, Acquiring Fund shareholders are urged to read the entire Prospectus/Joint Proxy Statement, particularly the section entitled "PRINCIPAL RISK FACTORS - Commodities," as it describes important risks of investments in commodities.



 THE BOARDS OF TRUSTEES OF ANCHOR STRATEGIC ASSETS TRUST AND ANCHOR RESOURCE
   AND COMMODITY TRUST UNANIMOUSLY RECOMMEND APPROVAL OF PROPOSALS 1 AND 2,
                                RESPECTIVELY.

                                     (i)

The primary investment objective of the Acquired Fund is to achieve long-term growth of capital and to protect the purchasing power of its shareholders' capital by investing primarily in gold bullion, gold certificates, silver bullion and other precious metals such as platinum and palladium. The primary investment objective of the Acquiring Fund is to achieve long-term capital appreciation and preservation of the purchasing power of shareholders' capital by investing primarily in equity securities of domestic and foreign companies having substantial natural resource assets or that engage in natural resource or energy-related activities. The secondary investment objective of both Funds is to seek to generate current income consistent with the preservation of shareholders' purchasing power.

The Acquired Fund is a diversified open-end management investment company registered under the Investment Company act of 1940, as amended (the "1940 Act'); however, the Acquiring Fund is a non-diversified open-end management investment company registered under the 1940 Act. For a comparison of the investment policies of the Acquired Fund and the Acquiring Fund (collectively, the "Funds"). See "Comparison of Investment Objectives and Policies."

This Prospectus/Joint Proxy Statement, which should be retained for future reference, sets forth concisely the information that shareholders of the
Acquired  Fund  and the  Acquiring  Fund  should  know  before  investing.  This
Prospectus/Joint Proxy Statement is accompanied by the Prospectus of the Acquiring Fund, dated May 1, 1999, which is incorporated herein by reference. A Prospectus and Statement of Additional Information for the Acquiring Fund, each dated May 1, 1999, as well as a Statement of Additional Information, dated May 1, 1999 (relating to this Prospectus/Joint Proxy Statement) containing additional information relevant to the proposed transaction have been filed with the Securities and Exchange Commission and are incorporated herein by reference. Further information about the Acquiring Fund's performance is contained in the Acquiring Fund's Annual Report for the fiscal year ended December 31, 1998, which is incorporated herein by reference. Copies of these materials, the Annual Report and other information about the Acquiring Fund may be obtained without charge by writing to the Acquiring Fund at the following address: 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612, or by calling collect (508) 831-1171.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS JOINT PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS JOINT PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE ACQUIRED FUND OR THE ACQUIRING FUND.

SHARES OF THE ACQUIRING FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE ACQUIRING FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIATIONS OF OR OTHERWISE SUPPORTED BY, THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE ACQUIRING FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.



                          [mail date] July 28, 1999
                   Date of Prospectus/Joint Proxy Statement


                                   (ii)

                              TABLE OF CONTENTS

                                                                           Page

SUMMARY......................................................................1
PROPOSED REORGANIZATION (PROPOSAL 1).........................................1
COMPARATIVE FEE TABLES.......................................................4
PRINCIPAL RISK FACTORS.......................................................6
REASONS FOR THE REORGANIZATION..............................................10
INFORMATION ABOUT THE REORGANIZATION........................................11
COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES............................13
COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS........................17
COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES.............................17
FISCAL YEAR.................................................................17
COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS...............................17
MANAGEMENT..................................................................17
ADDITIONAL INFORMATION ABOUT THE FUNDS......................................18
PROPOSED ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTION (PROPOSAL 2).....18
VOTING INFORMATION..........................................................19
EXPERTS.....................................................................21
OTHER MATTERS...............................................................21
NO ANNUAL MEETING OF SHAREHOLDERS...........................................21
EXHIBIT A - AGREEMENT AND PLAN OF REORGANIZATION...........................A-1
STATEMENT OF ADDITIONAL INFORMATION........................................B-1
OTHER INFORMATION..........................................................C-1
EXHIBIT 11.................................................................
EXHIBIT 12.................................................................
EXHIBIT 14.................................................................
EXHIBIT 16.................................................................
EXHIBIT 17.................................................................
EXHIBIT 18.................................................................

                                     (iii)

                                   SUMMARY


The following paragraphs summarize certain information contained in or incorporated by reference in this Prospectus/Joint Proxy Statement. This summary is not intended to be a complete statement of all material features of the proposed Reorganization (as described more fully below) and is qualified in its entirety by reference to the full text of this Prospectus/Joint Proxy Statement and the documents referred to herein.

                     PROPOSED REORGANIZATION (PROPOSAL 1)

The Boards of Trustees of the Acquired Fund and the Acquiring Fund, including their members who are not "interested persons" within the meaning of the 1940 Act, have approved a proposed Agreement and Plan of Reorganization (the "Plan") providing for the transfer of all of the assets of the Acquired Fund to the Acquiring Fund (subject to the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, in exchange for Acquiring Fund Shares to be distributed pro rata to the Acquired Fund's shareholders in complete liquidation of the Acquired Fund. The proposed transaction described above is referred to in this Prospectus/Joint Proxy Statement as the "Reorganization." See "INFORMATION ABOUT THE REORGANIZATION."

As a result of the Reorganization, an Acquired Fund shareholder will receive, in exchange for his or her shares of the Acquired Fund, shares of the Acquiring Fund with an aggregate value equal to the value of such shareholder's shares of the Acquired Fund, calculated as of the close of business on the Valuation Date.

   THE TRUSTEES OF THE ACQUIRED FUND RECOMMEND THAT THE  SHAREHOLDERS  OF THE
          ACQUIRED FUND VOTE FOR APPROVAL OF THE PLAN IN PROPOSAL 1.

Approval of the Plan by the shareholders of the Acquired Fund is a condition of the consummation of the Reorganization. The affirmative vote of the holders of a majority of the outstanding shares (within the meaning of the 1940 Act) of the Acquired Fund is required to approve the Plan. A "majority" vote is defined in the 1940 Act as the favorable vote of the holders of the lesser of (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the fund. See "Voting Information" herein.

REASONS FOR THE REORGANIZATION. The primary reason for the Reorganization is the recent withdrawal by the Acquired Fund's principal shareholder of over 20% of the assets of the Acquired Fund, and the resulting need to improve the operating efficiencies of the Acquired Fund by combining its assets with the assets of the Acquiring Fund. In consideration of, among other things, the fact that the
Reorganization will be tax - free and will not dilute the interests of shareholders, and the similarities in the investment objectives and certain strategies of the Funds, the respective Boards of Trustees of each Fund adopted the Plan as being in the best interests of their respective shareholders. In doing so, the Trustees recognized that the Acquiring Fund is smaller in asset size than the Acquired Fund. However, the Trustees determined that the Acquiring Fund's more diversified investment strategies and techniques were more appropriate for achieving the Acquired Fund's investment objectives, and that the operating costs of the Acquired Fund would be reduced by combining its assets with the Acquiring Fund. See "REASONS FOR THE REORGANIZATION."

FEDERAL INCOME TAX CONSEQUENCES. Shareholders of the Acquired Fund will recognize no gain or loss for federal income tax purposes on their receipt of shares of the Acquiring Fund, and shareholders of the Acquiring Fund will have no tax consequence from the Reorganization. The Acquired Fund will incur no federal tax liability as a result of the Reorganization, and the Acquiring Fund will recognize no gain or loss for federal tax purposes upon its receipt of the Acquired Fund's assets in exchange for its shares. See "INFORMATION ABOUT THE REORGANIZATION - Federal Income Tax Consequences."

INVESTMENT OBJECTIVES AND POLICIES.

A.    Principal Similarities.

Both the Acquired Fund and the Acquiring Fund have the same primary and secondary investment objectives and many of the same investment policies and restrictions. The nature of both Funds' investments will depend upon whether the Investment Adviser anticipates an inflationary or deflationary economic cycle. When the Adviser expects a deflationary cycle, both Funds will invest up to 90% of their respective assets in U. S. or foreign government and government agency fixed income securities of sufficiently long maturities to realize their shared objective of long-term capital appreciation. The balances of their respective assets during such deflationary periods are held in short-term U.S. or foreign-denominated securities.

During periods when the Investment Adviser determines that there are no discernable inflationary or deflationary trends, both Funds may invest up to 100% of their assets in cash or cash equivalents and high-quality short term securities. Except as indicated below under "Principal Differences," the Fund's have identical investment restrictions which are deemed fundamental.

B.    Principal Differences.

The principal differences in the investment policies and restrictions of the Acquired Fund and the Acquiring Fund occur during periods when the Investment Adviser expects an inflationary cycle. During such periods, the Acquiring Fund invests primarily in the equity securities of domestic and foreign companies that have substantial natural resource assets (which can include precious metals), or that engage in natural resource or energy - related activities. The Acquired Fund's investments during such periods, however, are limited primarily to precious metals themselves and to the equity securities of domestic and foreign companies primarily engaged in businesses related to such precious metals. In short, the Acquiring Fund invests less directly and less predominantly than the Acquired Fund in precious metals by investing in companies that may be involved with precious metals, rather than in the metals themselves.

Set forth below is a list of the other key differences between the Funds' respective investment policies and restrictions, each of which should be considered carefully by Acquired Fund and Acquiring Fund shareholders:

      1. The Acquiring Fund is a "diversified" investment company and the Acquired Fund is a "non-diversified" investment company. This means that as to 75% of its total assets, the Acquiring Fund may not invest more than 5% of its total assets in the securities of any one issuer (excluding the U. S. government and its agencies and instrumentabilities) or more than 10% of the outstanding voting securities of any one issuer - the Acquired Fund is not subject to this restriction.

      2. Unlike the Acquiring Fund, the Acquired Fund limits its concentration of investments by not investing in any single industry if, immediately after such investment, more than 25% of the Acquired Fund's total assets would be invested in an industry other then gold mining, silver mining, companies mining other precious metals, gold manufacturing and industrial production and silver manufacturing and industrial production.

      3. The Acquiring Fund currently does not invest directly in the following types of investments, each of which is an integral investment of the Acquired
Fund: (a) physical commodities or in other natural resource assets; (b) option transactions involving portfolio securities and securities indices; (c) options on foreign currencies; and (d) financial futures and related options.

      4. Although both Fund's are permitted to invest up to 10% of their total assets in the securities of another investment company, the Acquiring Fund currently intends not to make such investments.

      5. The Acquired Fund's permitted investments in derivatives and options transactions, including options on foreign currencies and financial futures and related options, involve certain risks not present in the Acquiring Fund's investments. These risks include leverage risk, liquidity risk and index risk. For further information regarding such risks, see "PRINCIPAL RISK FACTORS" herein.

      6. Both Funds may invest up to 100% of their total assets in foreign securities. However, the Acquired Fund may also invest in options on foreign currencies. Such investments entail special risks, including the lack of any systematic reporting of last sale information for foreign currencies. For further information regarding such risks, see "PRINCIPAL RISK FACTORS" herein.



Management and Other Service Providers. The business affairs of each Fund are managed by its respective Board of Trustees. The Board of Trustees of each Fund is comprised of the same members. The Funds also have the same investment adviser and service providers: Anchor Investment Management Corporation serves as investment adviser (the "Investment Adviser"); Investors Bank & Trust Company serves as custodian; Meeschaert & Co., Inc. serves as distributor (the "Distributor"); Cardinal Investment Services, Inc. serves as transfer agent and dividend paying agent (the "Transfer Agent") and provides administration and accounting services; and Livingston & Haynes, P.C. are the Independent Public Accounts for both Funds. Such service providers perform their services for each Fund on similar terms.

                            COMPARATIVE FEE TABLES

Fees and Expenses. The following tables summarize the shareholder transaction expenses applicable to each Fund and the annual operating expenses for each Fund on an individual basis and for the Acquiring Fund on a pro forma basis after giving effect to the Reorganization. This table is followed by a helpful example illustrating the effect of these expenses on a $1,000 investment in each Fund.



TABLE OF EXPENSES OF THE ACQUIRING FUND (INDIVIDUALLY AND ON A PRO FORMA BASIS) AND THE ACQUIRED FUND (AS OF JUNE 1, 1999)

Anchor Strategic Assets Trust           Anchor Resource and Commodity Trust

Annual Fund Operating Expenses (as a    Annual Fund Operating Expenses (as a
Percentage of average net assets)       Percentage of average net assets)
Management Fees...................1.50% Management Fees...................0.75%
Distribution (12b-1) Fees.........None  Distribution (12b-1) Fees.........None
Other Expenses....................1.04% Other Expenses....................0.75%


Total Annual Fund                       Total Annual Fund
Operating Expenses................2.54% Operating Expenses................1.50%

Anchor Resource and Commodity Trust Pro forma

Annual Fund Operating Expenses (as a
Percentage of average net assets)
Management Fees...................0.75%
12b-1 Fees........................None
Other Expenses....................0.52%

Operating Expenses................1.27%
Total Fund Operating Expenses.....1.27%

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of each Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see the sections entitled "Shareholder Information" in each Fund's Prospectus.

EXAMPLE:

You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return, (2) redemption at the end of each time period, and (3) that the Trusts' operating expenses remain the same:

ANCHOR STRATEGIC ASSETS TRUST

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------


  $257    $791    $1,350     $2,875


ANCHOR RESOURCE AND COMMODITY TRUST

1 YEAR  3 YEARS   5 YEARS   10 YEARS
------  -------   -------   --------

  $153     $474     $818      $1,791


ANCHOR RESOURCE AND COMMODITY TRUST PRO FORMA

1 YEAR  3 YEARS   5 YEARS    10 YEARS
------  -------   -------    --------

  $129    $403     $697       $1,534



The above example should not be considered as a representation of past or future expenses. Actual expenses may be greater or less than those shown.

Purchase, Redemption, Exchange and Distribution Procedures. Each Fund offers the same purchase, redemption, exchange and distribution features, including the absence of any sales loads, acceptance of redemption requests by mail, and requests for the Fund to repurchase its shares as communicated through a broker, provided that applicable conditions are met. Meeschaert & Co. serves on the principal distributor for both Funds under identical Distribution Agreements. Any request to redeem shares of the Acquired Fund received and processed prior to the Reorganization will be treated as a redemption of shares of the Acquired Fund. Any request to redeem shares received or processed after the Reorganization will be treated as a request to redeem shares of the Acquiring Fund. Neither Fund may redeem shares automatically without action by the shareholder. Both Funds will accept common or preferred stock of companies acceptable to the Investment Adviser in exchange for shares of the Fund. Reference is made to the Prospectus for each Fund, each dated May 1, 1999, and each of which is incorporated herein by reference thereto, for a complete description of the purchase and redemption procedures applicable to each Fund.

Dividends and Capital Gains. The Funds have identical policies with regard to dividends and distributions. Each Fund's policy is to distribute at least annually substantially all of its net investment income and net realized capital gains. A shareholder of either Fund may elect to (1) receive both dividends and capital gain distributions in additional shares, (2) receive dividends in cash and capital gains distributions in additional shares, or (3) receive both dividends and capital gain distributions in cash.

After the closing of the Reorganization, Acquired Fund shareholders who currently have dividends reinvested will continue to have dividends reinvested in the Acquiring Fund, and those who currently have capital gains reinvested will continue to have capital gains reinvested in the Acquiring Fund. Acquired Fund shareholders who currently receive dividends and capital gains in the form of a cash distribution will continue to do so after the closing of the Reorganization. The number of shares received in connection with any such reinvestment will be based upon the net asset value per share of the shares of the Acquiring Fund in effect on the record date. See "Comparative Information on Shareholder Services" herein.

With respect to both Funds, interest and dividends and possible other amounts received in respect of foreign investments may be subject to withholding and other taxes at the source, depending upon the laws of the country in which the investment is made.

Services for Shareholders. There are no differences in the services offered to the shareholders by each Fund. The Acquired Fund and the Acquiring Fund maintain Open Accounts for their shareholders as described in each Fund's Prospectus under "Services for Shareholders--Open Accounts." Both Funds also permit their shareholders to invest by mail. See "COMPARATIVE INFORMATION ON
SHAREHOLDER SERVICE."

Minimum Account Size.  Each Fund has a minimum account requirement of $500.

                            PRINCIPAL RISK FACTORS

In many respects, the investment risks of the Funds are similar because of their similar investment objectives and policies. Each Fund is subject to domestic and foreign market risk, and each Fund attempts to achieve its investment objectives by relying upon the Investment Adviser's ability to anticipate inflationary or deflationary economic cycles. However, the Acquired Fund's ability to achieve its investment objective depends on the performance of precious metals, precious-metals backed or indexed securities and in the equity or convertible securities of U.S. or foreign companies primarily engaged in business related to precious metals, whereas the Acquiring Fund's ability to achieve its investment objective depends on the performance of equity securities of domestic and foreign companies with substantial natural resource assets, natural resource or energy-related activities, or that provide equipment or services primarily devoted to the natural resource or energy-related activities of such companies. Such natural resource assets and activities include precious metals such as gold, silver, and platinum. Accordingly, the Acquiring Fund invests in precious metals, but less directly than the Acquired Fund by investing in companies involved with precious metals rather than in the metals themselves. The performance of the Acquired Fund may also depend upon the performance of the investment companies in which it invests, and upon the performance of options on portfolio securities, securities indices and currencies as well as on precious metals and financial futures contracts and related options that may be used as hedging techniques, whereas the Acquiring Fund does not make such investments.

The Investment Adviser's failure to anticipate a deflationary cycle could result in a Fund's assets being disproportionately invested in precious metals with respect to the Acquired Fund, or natural resource-related equity securities with respect to the Acquiring Fund. Conversely, a failure to predict an inflationary cycle could result in either Fund's assets being disproportionately invested in U.S. government securities. The success of a Fund's investment program will also be dependent to a high degree on the validity of the premise that the values of gold and other precious metals with respect to the Acquired Fund, or resource-related equity securities with respect to the Acquiring Fund, will move in a different direction than the values of U.S. government securities during periods of inflation or deflation. If values of both U.S. government securities and precious metals with respect to the Acquired Fund, or U.S. government securities and resource-related equity securities with respect to the Acquiring Fund, move down during the same period of time, the value of a shareholder's investment will decline rather than stabilize or increase, as anticipated, regardless of whether the Acquired Fund is primarily invested in U.S. government securities or precious metals, or whether the Acquiring Fund is primarily invested in resource-related equity securities.

The profits of the companies in which the Acquiring Fund invests, and thus the value of the Acquiring Fund's securities, are directly affected by the price of the particular natural resource with which the issuer is involved. Events occurring in nature, inflationary pressures and international politics can affect the overall supply and demand of a natural resource, as can the political, environmental and governmental regulation of natural resource industries. The nature of such regulation continues to evolve in both the United States and foreign countries, and changes in the governmental policies and the need for regulatory approvals may have a material adverse effect on the products and services of natural resource companies. Many natural resource companies historically have been subject to significant costs associated with compliance with environmental and other safety regulations and changes in the regulatory climate. Such regulations may also hamper the development of new technologies, and it is impossible to predict the direction, type or effect of any future regulations. Competition is also intense for many natural resource companies. As a result, many of these companies may be adversely affected in the future and the value of securities issued by such companies may be subject to increased price volatility.

There is no limitation on either Fund's investment in foreign securities, and it is possible that during certain periods, up to 100% of either Fund's assets may be invested in the securities of a foreign issuer. Each Fund is therefore subject to foreign market risks - the possibility that stock and bond prices will decline over short, or even extended periods, to a greater degree than domestic investments, as a result of a variety of factors that can affect stock and bond prices. Investments in foreign securities involve certain risks not involved in domestic investments, including, but not limited to: (1) there may be less public information available about foreign companies than is available about United States companies; (2) foreign companies are not generally subject to the uniform accounting, auditing and financial reporting standards and practices applicable to United States companies; (3) foreign stock markets have less volume than the United States markets, and the securities of some foreign companies are less liquid and more volatile than the securities of comparable United States companies; (4) there may be less governmental regulation of stock exchanges, brokers, listed companies and banks in foreign countries than in the United States; (5) a Fund may incur fees on currency exchanges when it changes investments from one country to another; (6) a Fund's foreign investments could be affected by expropriation, confiscatory taxation, nationalization of bank deposits, establishment of exchanges controls, political or social instability, diplomatic developments or currency blockage; (7) fluctuations in foreign exchange rates will affect the value of a Fund's portfolio securities, the value of dividends and interest earned, gains and losses realized on the sale of securities, net investment income and unrealized appreciation or depreciation of investments; (8) payments may be withheld at the source; and (9) it may be more difficult to obtain legal judgments abroad.

Each Fund is subject to the domestic market risk of the United States stock and bond markets. U.S. government debt securities of the sort owned by each Fund fluctuate in market price (but not in ultimate repayment amount) primarily with interest rate levels and trends, rising when interest rates decline and declining when interest rates rise; bonds having longer maturities will have greater risk of decline based on a rise in interest rates. Such bonds generally possess a high degree of dependability with respect to timely payment or interest.

The U.S. government securities in which each Fund may invest also include obligations of agencies and instrumentalities of the United States government. Government National Mortgage Association ("GNMA") certificates are an example of such an instrument. GNMA certificates have yield and maturity characteristics that correspond to the underlying mortgage loans. Thus, unlike U.S. Treasury bonds, which pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on GNMA certificates include both interest and a partial prepayment of principal. Additional prepayments of principal may result from the prepayment, refinancing or foreclosure of the underlying mortgage loans. Although maturities of the underlying mortgage loans range up to

30 years, such prepayments shorten the effective maturities to approximately 12 years (based upon current government statistics). GNMA certificates currently offer yields higher than those available from other types of U.S. government securities, but because of the prepayment feature may be less effective than other types of securities as a means of "locking in" attractive long-term interest rates. This is caused by the need to reinvest prepayments of principal generally and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. Such reinvestments may be investments in debt securities which offer lower interest rates. As a result, GNMA certificates may have less potential for capital appreciation during periods of declining interest rates than other investments of comparable maturities, while having a comparable risk of decline during periods of rising interest rates.

The Acquired Fund may use certain specialized investment techniques, including transactions in options on securities, securities indices and currencies, and transactions in precious metals and financial futures contracts and related options. Since the Acquiring Fund currently does not make such investments, investors should be aware of the investment risks imposed by these investments which are discussed below.

      Commodities

      The profits of the companies in which the Acquired Fund invests, and thus the value of the Acquired Fund's securities, are directly affected by the price of gold and other commodities. The price of gold, in turn, is subject to dramatic upward and downward movements, often over short periods of time, and is affected by, among other things, industrial and commercial demand, international tensions, oil price changes, investment and speculation, the monetary and fiscal policies of central banks, governments and their agencies, including gold auctions conducted by the U.S. Treasury Department and the International Monetary Fund, and changes in international balances of payments and governmental responses to them, including currency devaluations and exchange controls. Also, since investments in precious metals do not generate any interest income or dividends, the only source of return from these investments would be from any gains realized upon their sale. The value of these investments may also be affected by concentration of source of supply and lack of regulation. There are currently only four major sources of supply of primary gold production, and their market shares cannot be readily ascertained: The Republic of South Africa, the United States, Australia, and Russia. Political and economic conditions affecting any of these countries may have a direct impact on that country's sale of gold. With respect to lack of regulation, the trading of gold bullion in the United States is not currently subject to existing rules which govern the trading of agricultural and certain other commodities and commodities futures. The absence of such regulation may adversely affect the continued development of an orderly market in gold bullion. The development of a regulated futures market in gold bullion might also affect the development of the market in and the price of gold bullion in the United States. In addition to being affected by many of the same factors influencing the price of gold, silver prices may also be affected by labor relations in the silver and copper mining industries (a significant portion of U.S. silver ore production is a by-product of copper). Prices of other precious metals may be similarly and otherwise affected.

      Option  Transactions   Involving  Portfolio  Securities  and  Securities
      Indices

      The Acquired Fund may write call option contracts or purchase put or call options with respect to portfolio securities and with respect to securities indices at such times as the Investment Adviser determines to be appropriate. Call options are written and put options are purchased solely as covered options and such options (which will generally correspond to the securities represented by the index in the case of index options) on domestic securities are generally listed on a national securities exchange. The Acquired Fund will write or purchase such options only where economically appropriate as a hedging technique to reduce the risks in management of its portfolio, and to preserve the Acquired Fund's net asset value, and not for speculative purposes (i.e., not for profit). In no event will the Acquired Fund purchase such options where the value of the options, either singly or in the aggregate, would exceed 50% of the value of the Acquired Fund's assets at the time of purchase. Exchanges on which such options currently are traded are the Chicago Board of Options Exchange and the American, Pacific and Philadelphia Stock Exchanges (the "Exchanges"). Options on foreign securities and on some domestic securities may not be listed on any domestic or foreign exchange. The Acquired Fund receives a premium on the sale of an option, but gives up the opportunity to profit from any increase in the price of the security or representative securities in the case of an index option above the exercise price of the option. There can be no assurance that the Acquired Fund will always be able to close out options positions at acceptable prices. The Acquired Fund pays a premium upon the purchase of an option, which may be lost if the option proves to be of no ultimate value.

      It should be recognized that the Acquired Fund pays brokerage commissions in connection with the writing and purchasing of options as well as for purchases and sales of underlying securities. The writing of options could result in significant increases in the Acquired Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

      Options on Foreign Currencies

      The Acquired Fund may purchase put and call options on foreign currencies. The Acquired Fund may purchase such options where economically appropriate as a hedging technique to reduce the risks in management of its portfolio, and to preserve its net asset value, and not for speculative purposes (i.e., not for profit). In no event will the Acquired Fund purchase such options where the value of the options, either singly or in the aggregate, would exceed 50% of the value of its assets at the time of purchase.

      The Acquired Fund's success in using such options depends, among other things, on the Investment Adviser's ability to predict the direction and volatility of price movements in the options markets as well as the securities markets and on the Investment Adviser's ability to select the proper type, time and duration of options. Although the Investment Adviser has prior experience in utilizing currency options, there can be no assurance that this technique will produce its intended results. It should be recognized that the price movements of options in relation to currencies purchased by the Acquiring Fund may not correspond to the price movements of its portfolio securities and may therefore cause the options transactions to result in losses to the Acquired Fund.

      Financial And Precious Metals Futures and Related Options

      Financial futures contracts consist of interest rate futures contracts, securities index futures contracts and currency future contracts. Precious metals futures contracts consist of futures contracts for the purchase or sale of gold, silver and other precious metals. A futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the subject assets called for in the contract at a specified future time and at a specified price. An option on the futures contract gives the purchaser the right to assume as position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

      The Acquired Fund may purchase or sell any financial or precious metals future contracts which are traded on an exchange or board of trade or other market. A U.S. public market presently exists in interest rate futures contracts on long-term U.S. Treasury bonds, U.S. Treasury notes and three-month U.S. Treasury bills. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed. Currency and precious metals futures contracts are also traded on various U.S. exchange or boards of trade. Options relating to U.S. futures contracts are generally also traded on the same exchanges or boards of trade.

      The  Acquired  Fund  may,   following   written   notice  thereof  to  its
      shareholders, take advantage of opportunities in the area of precious metals related index options and futures contracts and options on futures contracts which are not currently available but which may be developed, to the extent such opportunities are consistent with the Acquired Fund's investment objectives and legally permissible for the Acquired Fund.

      Limitations on Futures Contracts And Related Options

      The Acquired Fund may not currently engage in transactions in futures contracts or related options for speculative purposes, but only as a hedge against anticipated changes in exchange rates or the market value of its portfolio securities or other assets or securities or other assets which it intends to purchase. Also, the Acquired Fund may not currently purchase or sell precious metals or financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Acquired Fund's existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of the Acquired Fund's total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or an option on a futures contract, an amount of cash, U.S. government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract minus the Acquired Fund's initial margin deposit with respect thereto will be deposited in a segregated account with the Acquired Fund's custodian bank to collateralize fully the Acquired Fund's position and thereby ensure that it is not leveraged.

      To the extent to which the Acquired Fund may enter into futures contracts and related options also may be limited by the requirements of the Internal Revenue Code of 1986, as amended, for qualification as a regulated investment company.

Both Funds may invest up to 100% of their respective assets in repurchase agreements and lend up to 30% of their respective total assets. See "Comparison of Investment Objectives and Policies" herein. In addition, such risks are more fully discussed under "Investment Strategy" and "Specialized Investment Technique and Related Risks" in each Fund's Prospectus.

Both the Acquired Fund and the Acquiring Fund may purchase the securities of other investment companies which results in the layering of expenses such that investors indirectly bear a proportionate share of the expenses of such investment companies including operating costs and advisory and administrative fees.

The Acquiring Fund is a diversified open-end investment company, whereas the Acquired Fund is non-diversified. A non-diversified investment portfolio does not have any limits with respect to the percentage of assets which can be invested in any single issuer. An investment in the Acquired Fund, therefore, will entail greater risk than investment in a diversified portfolio of securities because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Acquired Fund's portfolio. Any economic, political, or regulatory developments affecting the value of the securities in the Acquired Fund's portfolio will have a greater impact on the total value of the portfolio than would be the case if the portfolio were diversified among more issuers.

There can be no assurance, of course, that either Fund will achieve its investment objectives since there is uncertainty in every investment.

A full discussion of the risks inherent in an investment in the Acquiring Fund and the Acquired Fund is set forth in each Fund's Prospectus and Statement of Additional Information, dated May 1, 1999, each of which is incorporated herein by reference thereto.

                        REASONS FOR THE REORGANIZATION

On August 6, 1998, and December 24, 1998, the Acquired Fund's principal shareholder and parent of the Investment Adviser and Distributor for both Funds, Societe d'Etudes et de Gestion Financieres, Meeschaert, S.A. (Societe d'Etudes), withdrew a substantial portion of its assets from the Acquired Fund, thereby reducing the Acquired Fund's assets by over 20%. As a result of such withdrawal, the Acquired Fund has been operating with a very small asset base. The Board of Trustees has proposed that the Acquired Fund consider the transfer of all of its assets to the Acquiring Fund as a means of improving the Acquired Fund's efficiency of operations.

In considering the proposed Reorganization, the Board of Trustees of the Acquired Fund took into consideration a number of factors, including: (1) the withdrawal by Societe d'Etudes of a substantial part of its assets from the Acquired Fund and the resulting smaller asset base; (2) the capabilities and resources of the Investment Adviser with respect to the services that it provides to the Acquiring Fund; (3) expense ratios and published information regarding the fees and expenses of the Acquiring Fund in relation to similar funds; (4) the comparative performance of the Acquired Fund and the Acquiring Fund as well as the performance of similar funds; (5) the terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of shareholder interests; (6) the tax consequences of the Reorganization; (7) the compatibility of the Acquired Fund's and the Acquiring Fund's investment objectives, policies, and restrictions, as well as identical service features available to shareholders of the respective Funds.

While recognizing that the Acquiring Fund has a smaller asset base than the Acquired Fund, the trustees of both Funds determined that the broader investment strategies and techniques of the Acquiring Fund involve less direct dependence on metals' prices and are more appropriate for achieving the Acquired Fund's investment objectives.

The Trustees of the Acquired Fund, including a majority of the Trustees who are not interested persons of the Acquired Fund, determined that participation in the Reorganization was in the best interests of the Acquired Fund's shareholders and that the interests of existing Acquired Fund shareholders would not be diluted as a result of effecting the transaction. This conclusion was based on a number of factors, including the following:

1. The Reorganization would permit the shareholders of the Acquired Fund to pursue similar investment goals in a fund with a combined larger asset base which would be more conducive to enabling shareholders to benefit from economies of scale with respect to operating expenses, thereby reducing such expenses.

2. The Reorganization would permit the shareholders of the Acquired Fund to benefit from more diversified investment strategies and techniques of the Acquiring Fund which the Trustees believe are more appropriate for achieving their investment objectives.

3. Shareholders will not suffer any adverse tax consequences as a result of the Reorganization.

For the foregoing reasons, the Board of Trustees of the Acquired Fund unanimously voted to approve, and to recommend to the Fund's shareholders the approval of, the Reorganization.

The Board of Trustees of the Acquiring Fund likewise considered the Reorganization and approved the Plan for the foregoing reasons. The Trustees of the Acquiring Fund, including a majority of the Trustees who are not interested persons of the Acquiring Fund, determined that participation in the transaction was in the best interests of the Acquiring Funds' shareholders and that the interests of existing Acquiring Fund shareholders would not be diluted as a result of effecting the transaction.

As reflected in the capitalization table in "Information About the Reorganization--Capitalization" set forth below, both Funds are small. As a result, both Funds' expenses are relatively high. Although the Acquiring Fund is smaller than the Acquired Fund, by combining the assets of the Acquired Fund with the assets of the Acquiring Fund, the Acquired Fund will, over time, benefit from certain economies of scale. In particular, more efficient portfolio management should result from a larger asset base. A larger asset base is expected to be beneficial to shareholders because it may reduce the negative effect which the adverse performance of any one portfolio security may have on the performance of the portfolio as a whole. Because each Fund has the same Investment Adviser, Custodian, Transfer Agent and Distributor, combining the Acquired Fund with the Acquiring Fund will, over time, produce administrative economies of scale resulting in net benefits to the Acquired Fund's shareholders.

The Acquired Fund's Board of Trustees believes that the benefits resulting from the Reorganization substantially offset the risks to the shareholders of the Acquired Fund that may result from investments in equity securities of domestic and foreign companies with substantial natural resource assets and natural resource or energy-related activities as compared to the investments made by the

Acquired Fund in precious metals, precious-metal backed or indexed securities issued by U.S. or foreign private or governmental issuers, options and futures on securities, securities indices and currencies, and financial and precious-metal futures and related options.

THE BOARD OF TRUSTEES OF THE ACQUIRED FUND BELIEVES THAT THE PROPOSED REORGANIZATION IS IN THE BEST INTERESTS OF THE SHAREHOLDERS OF THE ACQUIRED FUND AND RECOMMENDS THAT SHAREHOLDERS OF THE ACQUIRED FUND VOTE FOR THE REORGANIZATION.

                     INFORMATION ABOUT THE REORGANIZATION

At a meeting held on June 21, 1999, the Board of Trustees of the Acquired Fund approved the Plan of Reorganization substantially in the form set forth as Exhibit A to this Prospectus/Joint Proxy Statement.

Plan of Reorganization. The Plan of Reorganization provides that at the Closing, the Acquiring Fund will acquire all of the assets of the Acquired Fund (subject to the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund reflected on an unaudited statement of assets and liabilities) in exchange for Acquiring Fund Shares. The aggregate net asset value of full and fractional Acquiring Fund Shares to be issued to shareholders of the Acquired Fund will equal the value of the aggregate net assets of the Acquired Fund as of the close of business on the business day immediately prior to the Closing (the "Valuation Date.") The number of shares to be issued to the Acquired Fund will be determined by dividing (a) the aggregate net assets of shares of the Acquired Fund by (b) the net asset value per share of the Acquiring Fund, each computed as of the close of business on the Valuation Date. Portfolio securities of the Acquired Fund will be valued in accordance with the valuation practices of the Acquiring Fund which are described under the caption "Determination of Net Asset Value" of the Acquiring Fund Prospectus and which are identical to those of the Acquired Fund.

The Acquiring Fund will assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared as of the close of business on the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund will assume only those liabilities of the Acquired Fund reflected in that unaudited statement of assets and liabilities and will not assume any other liabilities. Such statement of assets and liabilities will reflect all liabilities known to the Acquired Fund as of the date thereof. At or prior to the Closing, the Acquired Fund shall declare a dividend or dividends which, together with all prior such dividends, shall have the effect of distributing to the Acquired Fund's shareholders all of the Acquired Fund's investment company income for all taxable years ending at or prior to the Closing (computed without regard to any deduction for dividends paid) and all of its net capital gains realized (after reduction for any capital loss carry-forward) in all taxable years ending at or prior to the Closing.

At or as soon as practicable after the Closing, the Acquired Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Valuation Date the full and fractional Acquiring Fund Shares received by the Acquired Fund. Such liquidation and distribution will be accomplished by the establishment of shareholder accounts on the share records of the Acquiring Fund in the name of each such shareholder of the Acquired Fund, representing the respective pro rata number of full and fractional Acquiring Fund Shares due such shareholder. All of the Acquiring Fund's future distributions attributable to the shares issued in the Reorganization will be paid to shareholders in cash or invested in additional shares of the Acquiring Fund at the price in effect as described in the Acquiring Fund's current Prospectus on the respective payment dates in accordance with instructions previously given by the shareholder to the Acquired Fund's transfer agent. To the extent that a shareholder received a certificate evidencing his or her ownership of shares of the Acquired Fund, then, as of the Closing, such certificates will be rendered null and void and nonnegotiable; upon special request and surrender of such certificates to the Transfer Agent, holders of these nonnegotiable certificates shall be entitled to receive certificates representing the number of Acquiring Fund Shares issuable with respect thereto.

Consummation of the Reorganization is subject to the conditions set forth in the Plan, including receipt of an opinion in form and substance satisfactory to each Fund, as described under the caption "Federal Income Tax Consequences" herein. Notwithstanding approval by shareholders of the Acquired Fund, the Plan of

Reorganization may be terminated at any time prior to the consummation of the Reorganization with respect to the Acquired Fund without liability on the part of the Acquired Fund or its Trustees, officers or shareholders, if circumstances should develop that, in the opinion of the Trustees, make proceeding with the Reorganization with respect to Acquired Fund inadvisable. The Plan of Reorganization may be amended, waived or supplemented in such manner as may be mutually agreed upon by the authorized officers of the Acquired Fund; provided, however, that following the Meeting, no such amendment, waiver or supplement may have the effect of changing the provision for determining the number of Acquiring Fund Shares to be issued to the shareholders of the Acquired Fund to the detriment of such shareholders without their further approval.

The expenses incurred in connection with entering into and carrying out the provisions of the Plan of Reorganization, whether or not the Reorganization is consummated, will be paid for by the Acquiring Fund. Such expenses include, but are not limited to: legal fees; registration fees; transfer taxes (if any); the fees of banks and transfer agents; and the costs of preparing, printing, photocopying and mailing proxy solicitation materials to the Acquired Fund's shareholders and the costs of holding the Special Meeting of Shareholders.

Description of Acquiring Fund Shares. Full and fractional shares of the Acquiring Fund will be issued to the Acquired Fund shareholders in accordance with the procedures under the Plan of Reorganization as described above. Each share will be fully paid and non-assessable when issued and transferable without restrictions and will have no preemptive or cumulative voting rights and have only such conversion or exchange rights as the Board of Trustees of the Acquired Fund may grant in its discretion.

Federal Income Tax Consequences. As a condition to the Reorganization, each Fund will receive an opinion from Thorp Reed & Armstrong, LLP to the effect that on the basis of existing provisions of the Internal Revenue code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes: (i) the Reorganization as set forth in the Plan will constitute a tax-free reorganization under Section 368(a)(1)(D) of the Code; (ii) no gain or loss will be recognized by the Acquiring Fund upon its receipt of the Acquired Fund's assets in exchange for Acquiring Fund Shares;
(iii) the holding period and basis for the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the holding period and the basis to the Acquired Fund immediately prior to the Reorganization; (iv) no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares or upon the distribution of the Acquiring Fund Shares to the Acquired Fund's shareholders in exchange of their Acquired Fund shares; (v) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of their shares for Acquiring Fund Shares; (vi) the holding period of Acquiring Fund Shares received by an Acquired Fund shareholder pursuant to the Plan will be the same as the holding period of the Acquired Fund shares exchanged therefor, provided the Acquired Fund shares were held as capital assets on the date of the Reorganization; and (vii) the basis of the Acquiring Fund assets received by shareholders of the Acquired Fund pursuant to the Plan will be the same as the basis of Acquired Fund shares held immediately prior to the Reorganization. The receipt of such opinion upon the Closing is a condition to the Reorganization. See "Information About the Reorganization" herein.

Shareholders of the Acquired Fund should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. The foregoing discussion only relates to the federal income tax consequences of the Reorganization, and shareholders of the Acquired Fund should also consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capitalization. The following table sets forth the capitalization of the Acquired Fund and the Acquiring Fund as of June 1, 1999, and on a pro forma basis as of that date giving effect to each and the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of
0.503059695 for shares of the Acquiring Fund issued for each share of the Acquired Fund.

                                                               Combined Anchor
                                                                  Strategic
                                Anchor       Anchor Resource        Assets
                               Strategic      and Commodity      Trust/Anchor
                              Assets Trust      Trust Fund       Resource and
                                                                Commodity Trust
                                                                     After
                                                                 Reorganization

Net assets (in 000s).......     $2,685,352       $784,637          $3,469,989
Net asset value per share..     $3.41            $6.78             $6.78
Shares outstanding.........     787,014          115,683           511,598

The table set forth above should not be relied on to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of Reorganization.

The following table sets forth the number of outstanding shares of common stock of each Fund as of June 1, 1999.

           Fund                  Total Shares
                                  Outstanding

Anchor Strategic Assets
Trust......................         787,014

Anchor Resource and
Commodity Trust............         115,683


               COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

Information about the investment objectives and policies of the Funds is summarized below. More complete information regarding the same is set forth in the Prospectus of each Fund, dated May 1, 1999, each of which is incorporated herein by reference, and in each Fund's Statement of Additional Information, dated May 1, 1999, each of which has been filed with the Securities and Exchange Commission and is incorporated herein by reference thereto. Shareholders should consult each Fund's Prospectus and Statement of Additional Information for a more detailed comparison.

Investment Objectives. The primary investment objective of both the Acquiring Fund and the Acquired Fund is to achieve long-term growth of capital and to protect the purchasing power of its shareholders' capital The secondary investment objective of both Funds is to seek to generate current income consistent with the preservation of shareholders' purchasing power.

Investment Policies. Each Fund's investments will vary depending upon whether the Investment Adviser anticipates an inflationary or deflationary economic cycle. With respect to each Fund, the Investment Adviser will not apply a rigid, mechanical determination in assessing whether the economy is in an inflationary or disinflationary environment. Rather, its determination will be made based upon constant study of numerous economic and monetary factors, including, but not necessarily limited to:

           -actual and anticipated  rates of change in the CPI over specified periods of time;
           -actual and  anticipated  changes and rates of changes in the U.S.
            dollar in relation to other key currencies, e.g., the German mark, the British pound and the Japanese yen;
           -actual and anticipated changes, and rates of change, in short and long-term interest rates and real interest rates, i.e., inflation adjusted interest rates;
           -actual and anticipated changes in the money supply; and -actual and anticipated governmental fiscal and monetary policy.

I. When, based on an analysis of such economic and monetary factors, the Investment Adviser expects an inflationary cycle, the:

      A. Acquired Fund will invest at least 65% of the value of its total assets in:

           -gold bullion,  gold  certificates,  and silver  bullion;
           -any other precious metals such as platinum and palladium;
           -indexed or precious metals-backed securities (securities which are redeemable at a specified conversion rate for precious metals or which are guaranteed by precious metals), which may be issued by either U.S. or foreign private or governmental issuers, including, without limitation, the government of South Africa and South African companies;
           -equity or convertible securities of U.S. or foreign companies primarily engaged in the exploration, mining or processing of gold and other precious metals;
           -options on securities, securities indices and currencies;
           -precious metals and financial futures contracts and related options; and
           -repurchase agreements.

      As an integral part of this strategy, the Acquired Fund may:

           -invest up to 50% of its assets in the equity securities of companies (both foreign and domestic) primarily engaged in gold exploration, mining or processing;
           -invest up to 35% of its total assets in bank deposits, bank currency forward contracts and certificates of deposit;
           -invest up to 50% of the value of its assets in options on domestic and foreign securities and securities indices.


      In selecting equity securities for investment, the Acquired Fund's Investment Adviser looks primarily for companies involved in gold operations which have established records, as well as companies having low-cost reserves to bring into production. The Investment Adviser also considers a company's potential for growth in reserves and production.

      Investors should refer to the section of Acquired Fund's Prospectus entitled "What are the Principal Securities in which the Trust Invests?" for a definition of such terms as "precious metals-backed security," "indexed securities," "equity securities" and "convertible securities."

      The Acquired Fund may also invest in the securities of other investment companies and, to the extent permitted by relevant provisions of the Commodity Exchange Act, the Acquired Fund may also engage in options and futures transactions (as more fully described in "Principal Risk Factors" herein).

      B. Acquiring Fund will invest at least 65% of its total assets in equity securities of domestic and foreign companies with substantial natural resource assets, natural resource or energy-related activities, or that provide equipment or services primarily devoted to the natural resource or energy-related activities of such companies.

      Natural resource assets consist of precious metals (e.g., gold, silver and platinum), ferrous and nonferrous metals (e.g., iron, aluminum, and copper), strategic metals (e.g., uranium, and titanium), hydrocarbons (e.g., coal, oil, and natural gas), timberland, developed and undeveloped real property and agricultural commodities.

      The Investment Adviser will identify companies that, in its opinion, have substantial holdings of resource assets so that when compared to the company's capitalization, revenues, or operating profits, such assets are of enough magnitude that changes in the assets' economic value will affect the market of the company. The Acquiring Fund will consider a company to be a natural resource company (Natural Resource Company) if, at the time the Acquiring Fund acquires its securities, at least 50% of the company's assets, capitalization, gross revenues or operating profits in the most recent or current fiscal year are: (1) involved in or result from (directly or indirectly through subsidiaries) exploring, mining, refining, processing, transporting, fabricating, dealing in or owning resource assets; or (2) are involved in or result from energy-related activities directly or indirectly through subsidiaries.

      Energy-related activities consist of those activities which relate to the development and use of energy sources, such as:

      1.    the generation of power from hydroelectric,  geothermal, tidal, or
      other   naturally   occurring   sources,   or  from   natural   resource
      manufacturing by-products or refuse;

      2.    the development of synthetic fuels;

      3. transportation of energy producing sources such as coal, oil, electricity, or nuclear fuels;

      4. the development and application of techniques and devices for conservation or efficient use of energy; and,

      5. the control of pollution related to energy industries and waste disposal.

      Generally, a company will be considered to provide equipment or services to such Natural Resource companies if at least 50% of the company's assets are invested in such Natural Resource Companies, or at least 50% of its income is derived from providing equipment or services to such Natural Resource companies. Examples of this kind of company are:

      1.    manufacturers of mining or earth moving equipment

      2.    providers of seismology testing services; and,

      3.    providers  of  supplies  and  maintenance   services  to  offshore
      drilling sites.

      C.    Acquired Fund and Acquiring Fund

      Lending Portfolio Securities. The Funds may also seek to increase their income by lending portfolio securities. The total value of the securities loaned at any time will not be permitted to exceed 30% of a Fund's respective total assets. As with other extensions of credit, there are risks of delay in recovery or even loss or rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to U.S. domestic organizations deemed by the Fund's management to be of good standing and when, in the judgment of a Funds' management, the consideration to be earned justified the attendant risk.

      Repurchase Agreements. Both Funds may invest in repurchase agreements. A repurchase agreement is an agreement under which a Fund acquires a money market instrument (a security issued by the U.S. government or any agency thereof, a bankers' acceptance or a certificate of deposit) from a commercial bank, subject to resale to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. No more than an aggregate of 10% of a Fund's respective total assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and other investments subject to legal or contractual restrictions on resale, or which are not readily marketable. There is no limitation on a Fund's assets with respect to investments in repurchase agreements having maturities of less than seven days.



Foreign Investments.

The Acquiring Fund and the Acquired Fund may also invest up to 100% of their assets in securities principally traded on foreign securities markets and in securities of foreign issuers that trade on U.S. securities markets, including American Depository Receipts. Both Funds may invest in securities of foreign issuers of both developed and developing countries. The Acquiring Fund will limit the investments in the debt securities of foreign corporations to those securities which, at the time of purchase, are determined by the Investment Adviser to have a quality comparable to securities receiving investment grade ratings (BBB by S&P or Fitch, or Baa by Moody's) or higher. Unlike the Acquiring Fund, the Acquired Fund also invests in options on foreign currencies.

II. When, based on an analysis of numerous economic and monetary factors, the Investment Adviser expects a deflationary cycle:

Each Fund will invest up to 90% of its respective total assets in U.S. or foreign government and government agency fixed income securities of sufficiently long maturities to realize their objective of long-term capital appreciation. During such periods, each Fund will hold the balance of its assets in short-term U.S. or foreign denominated securities.

III. If, in the opinion of the Investment Adviser, there are periods when there is a very small rate of change in the Consumer Price Index, and other leading economic indicators offer no evidence of inflationary or deflationary trends, each Fund may invest up to 100% of its respective assets in cash or cash equivalents (in U.S. dollars and foreign currencies) and high-quality short-term securities, including money market securities (such as certificates of deposit, commercial paper and bankers' acceptances) and repurchase agreements.

The money market instruments in which the Acquiring Fund may invest will have a minimum credit rating of AAA by S&P or Aaa by Moody's, and the money market instruments in which the Acquired Fund may invest will have a minimum credit rating of AA by S&P or Aa by Moody's. Both Funds will invest only in commercial paper which has the highest ratings assigned by Moody's, S&P, and Fitch. The above references to ratings apply to a security at the time of purchase. If such securities are unrated, then they shall be selected only if the Investment Adviser has determined that they are of comparable quality to the ratings of each Fund's permitted investments.

Investment Restrictions. In addition to the policies and limitations set forth above, the Funds are subject to certain additional investment policies and limitations described in their respective Prospectus and Statements of Additional Information, each dated May 1, 1999, which set forth in full the investment objectives, policies and limitations of each Fund under the headings "What are the Trust's Main Investment Strategies" and "Investment Restrictions," all of which are incorporated herein by reference thereto.

The Acquiring Fund is a "diversified investment company," as that term is defined in the 1940 Act. As a diversified company, the Acquired Fund, with respect to 75% of its total assets, may not invest more than 5% of its total assets in the securities of any one issuer (excluding the U.S. government and its agencies and instrumentalities) or own more than 10% of the outstanding voting securities of any one issuer. The Acquired Fund is a non-diversified fund, and as such it is not subject to the foregoing restriction.

Unlike the Acquiring Fund, the Acquired Fund has a concentration policy that it will not invest in a company in any single industry, if, immediately after such investment, more than 25% of the Acquired Fund's total assets would be invested in companies of such industry. Eligible industry classifications are gold mining, silver mining, companies mining other precious metals, gold manufacturing and industrial production and silver manufacturing and industrial production. The Acquiring Fund typically will invest 25% or more of its total assets in global natural resource industries.

The Acquired Fund will not write, purchase or sell puts, calls or combinations thereof or take positions in commodities or commodity futures contracts or related options except that the Acquired Fund may (a) write covered call options with respect to securities, securities indices and currencies and enter into closing purchase or sale transactions with respect to such written options, (b) purchase put or call options with respect to securities, securities indices and currencies, and (c) engage in financial and precious metals futures contracts and related options transactions, all as described in its Statement of Additional Information under "Investment Strategies and Risks." Neither the Acquired Fund nor the Acquiring Fund may issue senior securities.

Unlike the Acquired Fund, the Acquiring Fund has been restricted from investing directly in: (a) physical commodities or in other natural resource assets or contracts related to natural resource assets; (b) option transactions involving portfolio securities and securities indices; (c) options or foreign currencies, or (d) financial futures and related options.

             COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS

There are no sales charges or other distribution fees imposed on the shares of either Fund.

               COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES

The Funds offer the same shareholder services, including: reinvestment privileges; the ability to establish Open Accounts as described in each Fund's Prospectus under the section entitled "Services for Shareholders--Open Accounts;" the ability to invest by mail; and the ability to redeem shares or request a Fund to repurchase its shares. Because each Fund currently offers the same shareholder services, after the closing of the proposed Reorganization, the same services will continue to be available to the shareholders of the Acquired Fund.

                                 FISCAL YEAR

Each Fund operates on a fiscal year ending December 31.

                COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

Each Fund is a Massachusetts business trust governed by its Articles of Incorporation and By-laws. The rights of shareholders of each Fund are identical. Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund. As such, each share is entitled to dividends and distributions out of the income (after expenses) belonging to that Fund as declared by the Board of Trustees. The foregoing is only a summary of certain of the provisions of each Fund's Articles of Incorporation and By-laws. Shareholders should refer directly to the provisions of the Articles of Incorporation and By-laws for their full text.

                                  MANAGEMENT

The business affairs of each Fund are managed by its respective Board of Trustees. The investment adviser for each of the Funds is Anchor Investment Management Corporation. The Investment Adviser is charged with the overall responsibility for managing the investment portfolios and business affairs of the Funds, subject to the authority of each Fund's Board of Trustees. As of December 31, 1998, the Investment Adviser had assets of approximately $22,470,050 under management. The persons who are primarily responsible for the day-to-day management of the Funds' portfolios are Paul Jaspard and his son, Alain Jaspard. Paul Jaspard, who is a Vice President of the Investment Adviser, is President of Linden Investment Advisors, S.A., an investment advising firm headquartered in Belgium, and has been actively engaged in the investment counseling business for more then 20 years for a wide variety of individual and institutional clients, including mutual funds. Alan Jaspard, who is also a Vice President of the Investment Adviser, has been engaged continuously in the investment management business, including the management of investment company assets, since September 1997. From September, 1996 to September, 1997, he was employed as an investment analyst with Global Equity Managers, an investment advisory firm based in Luxenbourg. From September, 1993 to September, 1996, he was employed as the head of personnel recruitment and training for a Belgian transportation firm.

The maximum annual investment advisory fee for the Acquiring Fund is 0.75% of average daily net assets. The maximum annual investment advisory fee for the Acquired Fund is 1.50% of average daily net assets.

For its fiscal year ended December 31, 1998, the Acquired Fund's ratio of expenses to average daily net assets was 2.54%.

Based on expenses during the fiscal year ending December 31, 1998, the total operating expenses anticipated for the Acquired Fund are 1.27%.

For its fiscal year ended December 31, 1998, the Acquiring Fund's ratio of expenses to average daily net assets was 1.50%.

The Investment Adviser and the Distributor are affiliated through common control with Societe D'Etudes et de Gestion Financieres Meeschaert, S.A., one of France's largest privately owned investment management firms, which together are referred to as the "Meeschaert Organization." The Meeschaert Organization was established in Roubaix, France in 1935 by Emile C. Meeschaert, and presently manages, with full discretion, an aggregate amount of approximately $1.5 billion for approximately 8,000 individual (and institutional) customers, including $250 million in French mutual funds.

For each of the Funds, Investors Bank & Trust Company serves as Custodian, Cardinal Investment Services, Inc. serves as transfer agent and dividend paying agent and provides administrative and portfolio accounting services, and Livingston & Haynes, P.C. are the Independent Public Accountants. Each of the foregoing service providers provide such services to the Funds at comparable terms.

                    ADDITIONAL INFORMATION ABOUT THE FUNDS

Information about the Acquiring Fund is included in its current Prospectus, dated May 1, 1999, a copy of which is included herewith and incorporated herein by reference. Additional information about the Acquiring Fund is included in its Statement of Additional Information, dated May 1, 1999. The Acquiring Fund's
Statement of Additional Information is accompanied by the Acquiring Fund's Annual Report for the year ended December 31, 1998, both of which have been filed with the Securities and Exchange Commission and both of which are incorporated herein by reference. The Statement of Additional Information relating to this Joint Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is also incorporated herein by reference. Copies of the Acquiring Fund's Statement of Additional Information, Annual Report, and the Statement of Additional Information relating to this Joint
Prospectus/Proxy Statement may be obtained without charge by writing to Anchor Strategic Assets Trust, 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612, or by calling collect (508) 831-1171.

The Acquiring Fund is subject to the informational requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files proxy material, reports and other information with the Securities and Exchange Commission. Reports, proxy and information statements filed by the Acquiring Fund can be obtained by calling or writing the Acquiring Fund and can also be inspected and copied by the public at the Public Reference Facilities maintained by the Securities and Exchange Commission in Washington, D. C. located at Room 1024, 450 Fifth Street, NW, Washington, DC 20549, as well as at the following regional offices: New York Regional Office, 14th Floor, 75 Park Place, New York, NY 10007; and Chicago Regional Office, Room 1204, Everett McKinley Dirksen Building, 219 South Dearborn Street, Chicago, IL 60604. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549 at prescribed rates, or obtained electronically from the Securities and Commission's Internet Web site (http://www.sec.gov).

This Joint Prospectus/Proxy Statement, which constitutes part of a Registration Statement filed by the Acquiring Fund with the Securities and Exchange Commission under the Securities Act of 1933, as amended, omits certain of the information contained in the Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits thereto for further information with respect to the Acquiring Fund and the shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable documents filed with the Securities and Exchange Commission.

Information about the Acquired Fund may be found in the Acquired Fund's current Prospectus dated May 1, 1999, and its Statement of Additional Information dated May 1, 1999, which are incorporated herein by reference. Audited Financial Statements for the Acquired Fund for the year ended December 31, 1999 may be found in the Acquired Fund's Annual Report, dated December 31, 1998, which is incorporated herein by reference. Copies of the Acquired Fund's Annual Report, Prospectus and Statement of Additional Information may be obtained without charge from the Acquired Fund by calling collect (508) 831-1171 or by writing to the Acquired Fund at 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612.

The Acquired Fund is subject to the information requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files proxy material, reports and other information with the Securities and Exchange Commission. Reports, proxy and information statements filed by the Acquired Fund can be obtained by calling or writing the Acquired Fund and can also be inspected and copied by the public at the Public Reference Facilities maintained by the Securities and Exchange Commission at the addresses listed in the previous section. Such information may also be obtained electronically from the Securities and Exchange Commission's Internet Web site.


   PROPOSED ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTION (PROPOSAL 2)

The Acquiring Fund is seeking approval of its shareholders of the elimination of its fundamental investment restriction which prohibits investments of the Acquiring Fund's assets in commodities or commodity contracts. The immediate purpose of eliminating this restriction is to enable the Acquiring Fund to acquire the precious metals, such as gold and silver bullion, platinum and palladium and other commodities which from time to time may constitute a portion of the Acquired Fund's assets, as provided under the Plan of Reorganization described in this Prospectus/Joint Proxy Statement. Currently the Acquired Fund does not own any such commodities. Approval of this Proposal by the holders of a majority of the outstanding shares of the Acquiring Fund (within the meaning of the 1940 Act as defined hereinafter) is a condition to implementation of the Plan of Reorganization. In deciding to recommend to the shareholders approval of this proposal, the Acquiring Fund's Board of Trustees determined that permitting investments in commodities and commodities contracts enhances the flexibility of the trust's investment strategies in a manner fully consistent with its emphasis on natural resource - related investments. Because the Acquiring Fund is, and will continue to be, limited by its fundamental objectives and policies as to the types of securities in which it will focus its investments, elimination of the restriction on commodity investments will not significantly change the way in which the Acquiring Fund's assets are managed. There are certain unique risks associated with investments in commodities or commodities contracts. Before voting on this proposal, shareholders of the Acquiring Fund are urged to read the section in this Prospectus/Joint Proxy Statement entitled "PRINCIPAL RISK FACTORS - Commodities." The Board of Trustees of the Acquiring Fund recommends that shareholders of the Acquiring Fund vote for this Proposal 2.



                              VOTING INFORMATION

This Prospectus/Joint Proxy Statement is furnished in connection with the solicitation by the Board of Trustees of the Acquired Fund and the Acquiring Fund of proxies for use at the Special Meetings of Shareholders of the Funds (the "Meeting") to be held on August 10, 1999. The proxies confer discretionary authority on the persons designated therein to vote on other business not currently contemplated which may properly come before the Meeting. A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications thereon; if no instructions are given, such proxies will be voted in favor of the Plan of Reorganization (Proposal 1) in the case of the Acquired Fund shareholder proxies, and in favor of elimination of investment restrictions on commodities (Proposal 2) in the case of the Acquiring Fund shareholders and, in the discretion of the persons named herein as proxies, to take such further action as they may determine appropriate in connection with any other matter which may properly come before the Meeting or any adjournments thereof. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the applicable Fund an instrument revoking the proxy, or by submitting a proxy bearing a later date, or by attending and voting at the meeting. Proxies, instruments revoking a proxy, or proxies bearing a later date may be received by telephone, by electronic means, including facsimile, or by mail.

The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Acquiring Fund. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Funds at no additional costs to the Funds. Such solicitations may be by telephone, telegraph, or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as currently exists for instructions communicated in written form. The Investment Adviser will reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

The Boards of Trustees of the Acquired Fund and the Acquiring Fund have fixed the close of business on July 1, 1999 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournment thereof. As of the Record Date, there were approximately 787,014 issued and outstanding shares of the Acquired Fund, and 115,683 issued and outstanding shares of the Acquiring Fund. Each Acquired Fund and Acquiring Fund share is entitled to one vote and fractional shares have proportionate voting rights.

On the Record Date the following persons of record, each acting in various capacities for numerous accounts, owned of record more than 5% of the Acquiring Fund's outstanding shares:

Name and Address of Holder              Percentage of Shares Owned

Wendel & Co.                            60.913
23 Rue Droust
75009, Paris, Francis

Merrill Lynch                           38.88
250 Vessey Street
World Financial Center
New York, NY  10281


On the Record Date, the Trustees and officers of the Acquired Fund, as a group, and the Trustees and officers of the Acquiring Fund, as a group, each owned less than 1% of the outstanding shares of their respective Funds.

The following entity, as of July 1, 1999, owned or was the shareholder of record of 60.8% of the outstanding shares of the Acquired Fund and 99.5% of the outstanding shares of the Acquiring Fund:



Name and Address of
Holder

Wendel & Co.*
23 Rue Drouot
75009, Paris, France

* Wendel & Co. is an indirect nominee of Societe d'Etudes et de Gestion Financieres, Meeschaert, S.A. 23 Rue Drouot, Paris, France, a privately owned corporation organized under the laws of France ("Societe D'Etudes"). The Funds' investment adviser and distributor are affiliated through common control with Societe d'Etudes. Societe d'Etudes was the beneficial owner of 60.8% of the outstanding shares of the Acquired Fund and 99.5% of the outstanding shares of the Acquiring Fund.

Shareholders owning 25% or more of outstanding Fund shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

The names, addresses and share ownership of the entities that would beneficially own of record more than 5% of the outstanding shares of the pro forma combined Acquiring Fund upon consummation of the Reorganization are the same as those shown in the preceding table.

The Investment Adviser's affiliates have indicated to the Acquired Fund and the Acquiring Fund that with respect to their shares of each Fund they intend to vote for and against the proposal in the same relative proportion as do the other shareholders of each Fund who cast votes at the Meeting.

The Board of Trustees of the Acquired Fund currently does not know of any matter to be considered at such Fund's Meeting other than the proposal to approve the Plan of Reorganization.

The Board of Trustees of the Acquiring Fund currently does not know of any matter to be considered at such Fund's Meeting other then the proposal to approve the elimination of the investment restriction on investments in commodities or commodity contracts.

The affirmative vote of the holders of a majority of the outstanding shares of the Acquired Fund (within the meaning of the 1940 Act) is required to approve the Plan of Reorganization on behalf of the Acquired Fund in accordance with its Declaration of Trust and By-laws. Similarly, the affirmative vote of the holders of a majority of the outstanding shares of the Acquiring Fund (within the meaning of the 1940 Act) is required to approve the elimination of restrictions on investments in commodities or commodity contracts. Under the 1940 Act, the vote of a majority of the outstanding shares means the favorable vote of the lesser of (a) 67% or more of the voting securities present at the Meeting, if the holders or more than 50% of the outstanding shares of the fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the fund. Approval of the Plan of Reorganization by the shareholders of the Acquired Fund, and approval of the elimination of the investment restriction on commodities investments by the Acquiring Fund shareholders are conditions of the consummation of the Reorganization. If such proposals are not approved, the Trustees of the Acquired Fund will continue the management of the Acquired Fund and may consider other alternatives in the best interests of the Acquired Fund's shareholders.

For purposes of determining the presence of a quorum for transacting business at the Meeting and for determining whether sufficient votes have been received for approval of the proposal to be acted upon at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist the Acquired Fund and the Acquiring Fund in obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposals to be acted upon at the Meeting.

The holders of a majority of the shares of the Acquired Fund and the Acquiring Fund outstanding at the close of business on the Record Date present in person or represented by proxy constitute a quorum for the respective Meetings however, as noted above, the affirmative vote of a majority of the shares of each such Fund is required to approve the proposals to be voted on at the Meeting applicable to such Fund. In the event a quorum is not present at the Meeting or in the event a quorum is present at the Meeting but sufficient votes to approve the proposals are not received, the persons named as proxies may propose one or more adjournments without further notice to shareholders of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a plurality of shares that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposals in favor of such adjournments, and will vote those proxies required to be voted AGAINST such proposal against any adjournment. Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the Meting for purposes of determining the existence of a quorum for the transaction of business.

Shareholders of the Acquired Fund objecting to the Reorganization have no appraisal rights under the Acquired Fund's Declaration of Trust or under the laws of the Commonwealth of Massachusetts. Shareholders have the right, however, to redeem their Acquired Fund shares at net asset value until the Closing Date, and thereafter shareholders may redeem Acquiring Fund Shares acquired by them in the Reorganization at net asset value.

THE TRUSTEES OF THE ACQUIRED FUND, INCLUDING THE INDEPENDENT TRUSTEES OF THE ACQUIRED FUND, RECOMMEND APPROVAL BY THE ACQUIRED FUND'S SHAREHOLDERS OF THE PLAN OF REORGANIZATION (PROPOSAL 1).


THE TRUSTEES OF THE AQUIRING FUND, INCLUDING THE INDEPENDENT TRUSTEES OF THE ACQUIRING FUND, RECOMMEND APPROVAL BY THE ACQUIRING FUND'S SHAREHOLDERS OF THE ELIMINATION OF THE TRUST'S FUNDAMENTAL RESTRICTION ON INVESTMENTS IN COMMODITIES OR COMMODITY CONTRACTS (PROPOSAL 2).



                                   EXPERTS

Audited financial statements of each Fund are included in each Fund's respective Annual Report. A Fund's Annual Reports must accompany its respective Statement of Additional Information when delivered to shareholders. The Annual Report of each Fund is incorporated herein by reference in reliance on the reports of Livingston & Haynes, P.C., independent public accountants, given on the authority of that firm as experts in accounting and auditing. Certain legal matters with respect to the issuance of the shares of the Acquiring Fund will be passed upon by Thorp Reed & Armstrong, Pittsburgh, Pennsylvania.

                                OTHER MATTERS

The Board of Trustees does not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

                      NO ANNUAL MEETING OF SHAREHOLDERS

There will be no annual or further special meetings of shareholders of the Acquired Fund or the Acquiring Fund unless required by applicable law or called by the Trustees of the Acquired Fund or the Acquiring Fund in their discretion.

Shareholders wishing to submit proposals for inclusion in a proxy statement for subsequent shareholder meeting should send their written proposals to the Secretary of the Company, 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612. Shareholder proposals should be received in a reasonable time before the solicitation is made.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE UNITED STATES.

                                  EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION



AGREEMENT AND PLAN OF REORGANIZATION dated as of June 21, 1999 by and between Anchor Strategic Assets Trust, a Massachusetts business trust (the "Acquired Fund"), and Anchor Resource and Commodity Trust, a Massachusetts business trust (the "Acquiring Fund," and together with the Acquired Fund, the "Funds").

                                 WITNESSETH:

WHEREAS, each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, this Plan is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended, such reorganization to consist of the transfer of all of the assets of the Acquired Fund in exchange solely for shares of common stock of the Acquiring Fund ("Acquiring Fund Shares") and the assumption by the Acquiring Fund of certain liabilities of the Acquired Fund and the distribution, after the Closing hereinafter referred to, of Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Plan; and

WHEREAS, the Trustees of each Fund, including a majority of the Trustees of each Fund who are not interested persons, have determined that participating in the transaction contemplated by this Plan is in the best interests of each Fund.

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1. Transfer of Assets. Subject to the terms and conditions set forth herein, at the closing provided for in Section 3 (the "Closing"), the Acquired Fund shall transfer all of its assets, and assign all Assumed Liabilities (as hereinafter defined) to the Acquiring Fund, and the Acquiring Fund shall acquire all such assets, and shall assume all such Assumed Liabilities, upon delivery to the Acquired Fund of Acquiring Fund Shares having a net asset value equal to the value of the net assets of the Acquired Fund transferred (the "New Shares"). "Assumed Liabilities" shall mean all liabilities, including all expenses, costs, charges and reserves, reflected in an unaudited statement of assets and liabilities of the Acquired Fund as of the close of business on the Valuation Date (as hereinafter defined), determined in accordance with generally accepted accounting principles consistently applied from the prior audited period. The net asset value of the New Shares and the value of the net assets of the Acquired Fund to be transferred shall be determined as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing (the "Valuation Date") using the valuation procedures set forth in the then current prospectus and statement of additional information of the Acquiring Fund. All Assumed Liabilities of the Acquired Fund, to the extent that they exist at or after the Closing, shall after the Closing attach to the Acquiring Fund and may be enforced against the Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund.

2. Liquidation of the Acquired Fund. At or as soon as practicable after the Closing, the Acquired Fund will be liquidated and the New Shares will be distributed to the shareholders of the Acquired Fund, each shareholder to receive New Shares equal to the pro rata portion of shares of beneficial interest of the Acquired Fund held by such shareholder as of the close of business on the Valuation Date. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of the Acquiring Fund in the name of each shareholder of the Acquired Fund and representing the respective pro rata number of New Shares due such shareholder. As soon as practicable after the Closing, the Trustees of the Acquired Fund shall take all steps necessary to effect a complete liquidation and dissolution of the Acquired Fund. As of the Closing, each outstanding certificate which, prior to the Closing, represented shares of the Acquired Fund will be deemed for all purposes to evidence ownership of the number of Acquiring Fund Shares issuable with respect thereto pursuant to the Reorganization. After the Closing, certificates originally representing shares of the Acquired Fund will be rendered nonnegotiable; upon special request and surrender of such certificates to the transfer agent, holders of these nonnegotiable certificates shall be entitled to receive certificates representing the number of Acquiring Fund Shares issuable with respect thereto.

3. Conditions Precedent. The obligations of the Acquired Fund and the Acquiring Fund to effectuate the plan of reorganization and liquidation hereunder with respect to such Acquired Fund shall be subject to the satisfaction of the following conditions:

      (a) At or immediately prior to the Closing, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund all of the Acquired Fund's investment company taxable income for taxable years ending at or prior to the Closing (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward);

      (b) A registration statement of the Company on behalf of the Acquiring Fund on Form N-14 under the Securities Act of 1933, as amended (the "Securities Act"), registering the New Shares under the Securities Act, and such amendment or amendments thereto as are determined by the Board of Trustees of the Acquiring Fund to be necessary and appropriate to effect such registration of the New Shares (the "Registration Statement"), shall have been filed with the Securities and Exchange Commission (the "Commission") and the Registration Statement shall have become effective, and no stop-order suspending the effectiveness of such Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

      (c) The New Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

      (d) The Acquiring Fund and the Acquired Fund shall have received an opinion from Thorp Reed & Armstrong regarding certain tax matters in connection with the Reorganization;

      (e) The Acquiring Fund shall have received a limited review report, in accordance with established accounting standards for such reports, of Livingston & Haynes, P.C., auditors for the Acquiring Fund, as to the unaudited statement of assets and liabilities described in Section 1 of this Plan; and

      (f) A vote approving this plan of reorganization contemplated hereby shall have been adopted by at least a majority of the outstanding shares of common stock of the Acquired Fund entitled to vote at the special meeting of shareholders of the Acquired Fund duly called for such purpose.

      (g) A vote approving the elimination of an investment restriction concerning investments in commodities and commodity contracts shall have been adopted by at least a majority of the outstanding shares of common stock of the Acquiring Fund entitled to vote at a special meeting of shareholders of the Acquiring Fund duly called for such purpose.

4. Closing. The Closing shall be held at the offices of Anchor Investment Management Corporation, and shall occur (a) immediately prior to the opening of business on the first Monday following receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Acquired Fund at which this Plan is considered or (b) such later time as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously unless otherwise provided. At, or as soon as may be practicable following, the Closing, the Acquiring Fund shall distribute the New Shares to the Acquired Fund Record Holders (as herein defined) by instructing the Acquiring Fund to register the appropriate number of New Shares in the names of the Acquired Fund's shareholders, and the Acquiring Fund agrees promptly to comply with said instruction. The shareholders of record of the Acquired Fund as of the close of business on the Valuation Date shall be certified by the Acquiring Fund's transfer agent (the "Acquired Fund Record Holders").

5. Expenses. The expenses incurred in connection with the transaction contemplated by this Plan, whether or not the transaction contemplated hereby is consummated, will be borne by the Acquiring Fund.

6. Termination. This Plan and the transactions contemplated hereby may be terminated and abandoned by the Acquired Fund by resolution of its Board of Trustees at any time prior to the Closing if circumstances should develop that, in the opinion of the Board of Trustees, in its sole discretion, make proceeding with this Plan inadvisable. In the event of any such termination, there shall be no liability for damages on the part of the Acquired Fund or the Acquiring Fund, or to either Fund's Trustees or officers, or to any other person.

7. Amendments. This Plan may be amended, waived or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each Fund; provided, however, that following the meeting of the Acquired Funds' shareholders pursuant to Section 3(f) of this Plan, no such amendment, waiver or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Funds' shareholders under this Plan to the detriment of such shareholders without their further approval.

8. Governing Law. This Plan shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts, except as to matters of conflicts of laws.

9. Further Assurances. The Funds and their appropriate officers shall take such further action, prior to, at, and after the Closing, as may be necessary or desirable and proper to consummate the transaction contemplated hereby.

                     STATEMENT OF ADDITIONAL INFORMATION

                           ACQUISITION OF ASSETS OF

                        ANCHOR STRATEGIC ASSETS TRUST
                         579 PLEASANT STREET, SUITE 4
                         PAXTON, MASSACHUSETTS 01612
                                (508) 831-1171

                                      BY
                     ANCHOR RESOURCE AND COMMODITY TRUST
                         579 PLEASANT STREET, SUITE 4
                         PAXTON, MASSACHUSETTS 01612
                                (508) 831-1171

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with, the Prospectus/Joint Proxy Statement dated July 28, 1999. A copy of the Prospectus/Joint Proxy Statement may be obtained without charge by calling or writing the Acquiring Fund collect at the telephone number set forth above or by writing the Acquiring Fund at the address set forth above.

The date of this Statement of Additional Information is July 28, 1999.

                              TABLE OF CONTENTS

This Statement of Additional Information, relating specifically to the proposed transfer of the assets of Anchor Strategic Assets Trust (the "Acquired Fund"), in exchange for shares of common stock of, and the assumption of certain liabilities by, Anchor Resource and Commodity Trust (the "Acquiring Fund"), consists of this page and the following described documents, each of which is attached hereto and incorporated by reference herein:

1.  Statement of Additional Information of the Acquiring Fund dated May 1, 1999;

2.  Prospectus of the Acquired Fund dated May 1, 1999;

3.  Statement of Additional Information of the Acquired Fund dated May 1,1999;

4.  Annual Report of the Acquired Fund for the year ended December 31, 1998;

5   Annual Report of the Acquiring Fund for the year ended December 31, 1998;

6.  Information Incorporated by Reference; and

7.  Pro forma financial statements for the Acquiring Fund.

                    INFORMATION INCORPORATED BY REFERENCE


1. The Prospectus and Statement of Additional Information of Anchor Resource and Commodity Trust (the "Acquiring Fund") is incorporated by reference to the Acquiring Fund's Post-Effective Amendment No. 5 to its Registration Statement on Form N-1A (File No. 33-82998), which was filed with the Securities and Exchange Commission on April 29, 1999. A copy may be obtained from the Acquiring Fund at 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612. Telephone: (508) 831-1171.

2. The Prospectus and the Statement of Additional Information of Anchor Strategic Assets Trust (the "Acquired Fund") is incorporated by reference to the Acquired Fund's Post-Effective Amendment No. 8 to its Registration Statement on Form N-1A (File No. 33-32262), which was filed with the Securities and Exchange Commission on April 29, 1999. Copies may be obtained from the Acquired Fund at 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612. Telephone: (508) 831-1171.

3. The audited financial statements of the Acquiring Fund are incorporated by reference to the Acquiring Fund's Annual Report which was filed with the Securities and Exchange Commission pursuant to Section 30(b)2 of the Investment Company Act of 1940, as amended, on February 22, 1999.

4. The audited financial statements of the Acquired Fund are incorporated by reference to the Acquired Fund's Annual Report which was filed with the Securities and Exchange Commission pursuant to Section 30(b)2 of the Investment Company Act of 1940, as amended, on February 22, 1999.

                        ANCHOR STRATEGIC ASSETS TRUST
                     ANCHOR RESOURCE AND COMMODITY TRUST
             NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

The accompanying unaudited Anchor Resource and Commodity Trust Pro Forma Combining Statement of Assets and Liabilities reflects the accounts of the Acquiring Fund and the Acquired Fund at and for the most recent fiscal year-end of such Funds at December 31, 1998. The accompanying unaudited Anchor Resource and Commodity Trust Pro Forma Combining Statement of Operations has been derived from the audited financial statements of each Fund as of December 31, 1998.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Funds which have been incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principals applicable to management investment companies which are disclosed in the historical financial statements of each Fund.

The Pro Forma statements give effect to the proposed transfer of assets from the Acquired Fund in exchange for shares of the Acquiring Fund. Under generally accepted accounting principles, Anchor Resource and Commodity Trust will be the surviving entity for accounting purposes.

                     ANCHOR RESOURCE AND  COMMODITY  TRUST
                       579 Pleasant  Street, Suite 4
                        Paxton, Massachusetts 01612
                                (508) 831-1171


                     STATEMENT OF ADDITIONAL INFORMATION

                              Dated May 1, 1999

This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the current Prospectus of Anchor Resource and Commodity Trust (the "Trust") dated May 1, 1999, and the financial statements contained in the Trust's Annual Report for the year ended December 31, 1998. The Trust's
Annual Report is incorporated by reference in this SAI. You may obtain the Trust's Prospectus and Annual Report without charge by writing or calling the Trust collect at (508) 831-1171.

                              TABLE OF CONTENTS

THE TRUST..................................................................B-1
INVESTMENT STRATEGIES AND RISKS............................................B-1
      Investment Strategy..................................................B-1
      Lending..............................................................B-3
      Repurchase Agreements................................................B-3
      Investment Risks.....................................................B-5
PORTFOLIO TURNOVER.........................................................B-5
INVESTMENT RESTRICTIONS....................................................B-6
MANAGEMENT OF THE TRUST....................................................B-8
      Officers and Trustees................................................B-8
      Compensation of Officers and Trustees...............................B-10
      Principal Holders of Securities ....................................B-10
      Investment Adviser..................................................B-10
      Investment Advisory Contract........................................B-11
      Administrator.......................................................B-12
      Principal Underwriter...............................................B-12
CAPITALIZATION............................................................B-12
PURCHASE, REDEMPTION AND PRICING OF SHARES................................B-13
      Purchase of Shares..................................................B-13
      Determination of Net Asset Value....................................B-14
      Redemption and Repurchase of Shares.................................B-14
      Redemptions in Kind.................................................B-15
DISTRIBUTIONS ............................................................B-15
TAXES.....................................................................B-16
      General.............................................................B-16
PORTFOLIO SECURITY TRANSACTIONS ..........................................B-17
OTHER INFORMATION.........................................................B-18
      Custodian, Transfer Agent and Dividend-Paying Agent ................B-18
      Independent Public Accountants .....................................B-18
      Registration Statement .............................................B-18
FINANCIAL STATEMENTS......................................................B-18

THE TRUST

Anchor Resource and Commodity Trust (Trust) is a diversified open-end management investment company and was established as an unincorporated business trust under the laws of Massachusetts by a Declaration of Trust dated September 22, 1989. The Trustees amended the Declaration of Trust in 1990 to change the name of the Trust from Meeschaert Equity Plus Trust to Anchor Equity Plus Trust and again in 1994 to change the name to Anchor Resource and Commodity Trust.

INVESTMENT STRATEGIES AND RISKS

The Trust's Prospectus describes the investment objectives and policies of the Trust. The Prospectus also briefly describes specialized techniques that the Trust may use in order to achieve its investment objectives. There can be no assurance that the Trust will achieve its investment objectives. The following discussion is intended to provide further information concerning investment techniques and risk considerations which the Investment Adviser believes to be of interest to investors.

Investment Strategy

The Trust's investments will vary depending upon whether the Investment Adviser anticipates an inflationary or deflationary economic cycle.

The Investment Adviser's determination as to whether the economy is inflationary or deflationary will be made based upon constant study of numerous economic and monetary factors. These factors will include, but not necessarily be limited to:

oactual and anticipated rates of change in the Consumer Price Index (CPI) over specified periods of time; oactual and anticipated changes and rates of changes in the U.S. dollar in relation to other key currencies, e.g., the German mark, the British pound and the Japanese yen; oactual and anticipat ed changes, and rates of change, in short and long-term interest rates and real interest rates, i.e., inflation adjusted interest rates; oactual and anticipated changes in the money supply; and oactual and anticipated governmental fiscal and monetary policy.

The Investment Adviser believes that, based upon past performance, the securities of specific companies that hold different types of substantial resource assets or engage in natural resource-related or energy-related activities may move relatively independently of one another during different stages of inflationary or deflationary cycles because of different degrees of demand for, or market values of, their respective natural resource holdings or resource-related or energy-related business during particular portions of such cycles. For example, during the period 1976 to 1980, the prices of oil company stocks increased relatively more than the price of coal company stocks when compared to the performance of relevant stock market indices.

The Investment Adviser will seek to identify companies which it believes are attractively priced relative to the intrinsic value of the underlying resource assets or resource-related or energy-related business or are especially well positioned to benefit during particular portions of inflationary or deflationary cycles. The Trust's approach of active investment management enables it to switch its emphasis among various industry groups, depending upon the Investment Adviser's outlook with respect to prevailing economic trends and developments affecting natural resource demand.

Investment in U.S. and other government debt securities in anticipation of deflationary periods is intended to preserve capital, while providing a relatively secure income, and to provide an opportunity for capital appreciation if interest rates decline in such deflationary periods.

U. S. government securities include Treasury bills, notes and bonds, which differ in their interest rates, maturities, and times of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years, and Treasury bonds have maturities of greater than ten years at the date of issuance. U.S. government securities also include obligations of agencies and instrumentalities of the U.S. government.
Agencies and instrumentalities of the U.S. government include, but are not limited to: Federal Land Banks; Farmers Home Administration; Central Bank of Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; and Federal National Mortgage Association.

Some obligations of the U.S. government agencies and instrumentalities, such as Treasury bills, government National Mortgage Association (GNMA) certificates, are supported by the full faith and credit of the United States; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. These securities are not insured by the U.S. government and there can be no assurance that the U.S. government will support an instrumentality it sponsors. The Trust will invest in the securities issued by such an instrumentality only when its Investment Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable investments.

   Foreign securities are securities of issuers based outside the U.S. They are primarily denominated in foreign currencies and are traded outside of the U.S. In addition to the risks associated with U.S. securities of the same type, investments in foreign securities involve risks relating to political, social and economic developments abroad as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

         These  risks  may  include   expropriation,   confiscatory   taxation,
         withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

         Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

         Foreign markets may be less liquid and more volatile than U.S. markets and may offer less protection to investors such as the Trust. Equity securities traded in certain foreign countries may trade at high price-earnings multiples that are unsustainable.

         Since foreign securities often trade in currencies other that the U.S. dollar, changes in currency exchange rates will affect the Trust's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar relative to these other currencies will adversely affect the value of the Trust.

          The Trust may invest in issuers located in developing countries.

            Developing countries are generally defined as countries in the initial stages of their industrialization cycles with low per capita income.

            All the risks of investing in foreign securities are heightened by investing in developing countries.

            The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided higher rates of return, and greater risks to investors.


If, in the opinion of the Investment Adviser, there are periods when there is a very small rate of change in the Consumer Price Index, and other leading economic indicators, such as interest rates and the value of the U.S. dollar, offer no clear evidence of inflationary or deflationary trends, then, the Trust may invest in short-term U.S. government securities and other money market instruments, cash or cash equivalents. Money market instruments include high-grade commercial paper (promissory notes issued by corporations to finance their short-term credit needs), negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and repurchase agreements. Investments in commercial paper will be rated Prime-1 by Moody's Investors Services, Inc. or "A-1" by Standard & Poor's corporation or "F-1" by Fitch Investors Service, Inc., which are the highest ratings assigned by these agencies. Money market instruments will be limited to U.S. dollar denominated instruments which are rated in the top two categories by an independent nationally recognized rating organization or, if not rated, are of comparable quality as determined by the Trustees. Investments in bank instruments will be in instruments which are issued by U.S. or foreign banks having capital and undivided surplus at the time of investment of $200,000,000 or more and which mature in one year or less from the date of acquisition.

Lending

The Trust may seek to increase its income by lending portfolio securities. Any such loan will be continuously secured by collateral at least equal to the market value of the security loaned. The Trust would have the right to call a loan and obtain the securities loaned at any time upon five days' notice. During the existence of a loan, the Trust would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive a fee, or the interest on investment of the collateral, if any.

The total value of the securities loaned at any time will not be permitted to exceed 30% of the Trust's total assets. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to U.S. domestic organizations deemed by the Trust's management to be of good standing and when, in the judgment of the Trust's management, the consideration to be earned justified the attendant risk.

Repurchase Agreements

Repurchase Agreements are transactions in which the Trust buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Trust and is unrelated to the interest rate on the underlying instrument.

The Trust will effect repurchasing agreements only with large well-capitalized banks whose deposits are insured by the Federal Deposit Insurance Corporation and which have the capital and undivided surplus of at least $200,000,000. The instrument acquired by the Trust in these transactions (including accrued interest) must have a total value in excess of the value of the repurchase agreement and will be held by the Trust's custodian bank until repurchased.

The Trustees of the Trust will monitor the Trust's repurchase agreement transactions on a continuous basis and will require that the applicable collateral will be retained by the Trust's custodian bank. No more than an aggregate of 10% of the Trust's total assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and other investments subject to legal or contractual restrictions on resale, or which are not readily marketable. There is no limitation on the Trust's assets with respect to investments in repurchase agreements having maturities of less than seven days.

Investment Risks

Because of the following considerations, an investment in the Trust should not be considered a complete investment program.

oInvestment Strategy

The success of the Trust's investment program will be dependent to a high degree on the Investment Adviser's ability to anticipate the onset and termination of inflationary and deflationary cycles. A failure to anticipate a deflationary cycle could result in the Trust's assets being disproportionately invested in natural resource-related equity securities. Conversely, a failure to predict an inflationary cycle could result in the Trust's assets being disproportionately invested in U.S. government securities.

The success of the Trust's investment program, including its method of selecting equity securities, will also be dependent to a high degree on the validity of the premise that the values of resource-related equity securities will move in a different direction than the values of U.S. government securities during period of inflation or deflation. If values of both resource-related equity securities and U.S. government securities move down during the same period of time, the value of the shareholder's investment will decline rather than stabilize or increase, as anticipated, regardless of whether the Trust is primarily invested in natural resource or U.S.
government securities.

oNatural Resource-Related Companies

The value of natural resources may fluctuate directly with respect to various stages of the inflationary cycle and perceived inflationary trends and is subject to numerous factors, including national and international politics. The Trust's investments in companies are expected to be subject to irregular fluctuations in earnings, because these companies are effected by changes in the availability of money, the level of interest rates, and other factors.

oForeign Investments

Investment on an international basis involves certain risks not involved in domestic investments, including fluctuations in foreign exchange rates, higher foreign brokerage costs, costs of currency conversion, currency blockage, different accounting standards, difficulty in obtaining foreign court judgments, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, the Trust may be unable to obtain accurate or complete information regarding foreign companies and their securities.

Since the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments.

In addition, with respect to certain foreign countries there is the possibility of expropriation and nationalization of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investments in those countries. Interest and dividends, and possibly other amounts received by the Trust in respect of foreign investments, may be subject to withholding and other taxes at the source, depending upon the laws of the country in which the investment is made.

oRepurchase Agreements

The use of repurchase agreements involves certain risks. For example, if the seller under a repurchase agreement defaults on its obligation to repurchase the underlying instrument at a time when the value of the instrument has declined, the Trust may incur a loss upon its disposition. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a bankruptcy court may determine that the underlying instrument is collateral for a loan by the Trust and therefore is subject to sale by the trustee in bankruptcy.

Finally, it is possible that the Trust may not be able to substantiate its interest in the underlying instrument.

Prepayment Risks Associated with GNMA Certificates

GNMA certificates have yield and maturity characteristics corresponding to the underlying mortgage loans. Thus, unlike U.S. Treasury bonds, which pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on GNMA certificates include both interest and a partial prepayment of principal. Additional prepayments of principal may result from the prepayment, refinancing or foreclosure of the underlying mortgage loans. Although maturities of the underlying mortgage loans range up to 30 years, such prepayments shorten the effective maturities to approximately 12 years (based upon current government statistics). GNMA certificates currently offer yields higher than those available from other types of U.S. government securities, but because of the prepayment feature may be less effective than other types of securities as a means of "locking in" attractive long-term interest rates. This is caused by the need to reinvest prepayments of principal generally and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. As a result, GNMA certificates may have less potential for capital appreciation during periods of declining interest rates than other investments of comparable maturities, while having a comparable risk of decline during periods of rising interest rates.

There are certain other risks associated with GNMA certificates. Prepayments and scheduled payments of principal will be reinvested at prevailing interest rates which may be less than the rate of interest for the securities on which such payments are made. When prevailing interest rates rise, the value of the GNMA security may decrease as do other debt securities, but when prevailing interest rates decline, the value of GNMA securities is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of GNMA securities. If a GNMA certificate is purchased at a premium above principal because its fixed rate of interest exceeds the prevailing level of yields, the premium is not guaranteed and a decline in value to par may result in a loss of the premium especially in the event of prepayments.

Portfolio Turnover

The Trust will generally purchase securities for possible long-term appreciation and not for short-term trading profits. However, when the Investment Adviser deems changes appropriate, it will not be limited by the rate of portfolio turnover. The Trust's annual portfolio turnover rate will normally not exceed 50%. A rate of turnover of 100% could occur, for example, if the value of the lesser of purchases and sales of portfolio securities for a particular year equaled the average monthly value of portfolio securities owned during the year (excluding short-term securities).

If the Trust has a high rate of portfolio turnover, it will pay greater brokerage commissions and other costs. The Trust must bear these increased costs directly and thus its shareholders will bear them indirectly. There may also be the realization of larger amounts of short-term capital gains which are taxable to shareholders as ordinary income.

The portfolio turnover rates for the years 1998 and 1997 were 49% and 9%, respectively.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions which are fundamental policies and cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Trust (which in the Prospectus and this Statement of Additional Information means the lesser of either (i) a majority of the outstanding shares of the Trust or (ii) 67% or more of the shares represented at a meeting if more than 50% of such shares are present or represented by proxy at the meeting):

1. The Trust will not purchase any securities (other than securities of the U.S. government, its agencies, or instrumentalities) if as a result more than 5% of the Trust's total assets (taken at current value) would then be invested in securities of a single issuer.

2. The Trust will not make loans, except that the Trust may (a) purchase a portion of an issue or publicly distributed bonds, debentures, or similar debt securities (including so-called "repurchase agreements" whereby the Trust's cash is, in effect, deposited on a secured basis with a bank for a period and yields a return; provided, however, that no more than an aggregate of 10% of the Trust's total assets, immediately after such investment, will be invested in repurchase agreements having maturities longer than seven days and other investments subject to legal or contractual restrictions on resale, or which are not readily marketable), and (b) lend portfolio securities upon such conditions as may be imposed from time to time by the Securities and Exchange Commission, provided that the value of securities loaned at any time may not exceed 30% of the Trust's total assets.

3. The Trust will not borrow in excess of 5% of its total assets, taken at market or other fair value, at the time such borrowing is made, and any such borrowing may be undertaken only as a temporary measure for extraordinary or emergency purposes; and the Trust may not pledge, mortgage, or hypothecate its assets taken at market to an extent greater than 15% of the Trust's gross assets taken at cost. The Trust has no current intention of pledging its assets.

4. The Trust will not purchase any securities if such purchase would cause more than 10% of the total outstanding voting securities of such issuer (other than any wholly-owned subsidiary of the Trust) to be held by the Trust.

5. The purchase or retention of the securities of any issuer is prohibited if the officers and Trustees of the Trust or its Investment Adviser owning beneficially more than 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer.

6. The purchase of the securities of any other investment company is prohibited, except that the Trust may make such a purchase in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission), provided that not more than 10% of the trust's total asset (taken at market or other fair value) would be invested in such securities and not more than 3% of the voting stock of another investment company would be owned by the Trust immediately after the making of any such investment, and the Trust may make such a purchase as part of a merger, consolidation or acquisition of assets. The Trust has no current intention of investing in other investment companies.

7. The purchase of securities of companies with a record (including that of their predecessors) of less than three years' continuous operation is prohibited if such purchase would cause the Trust's investments in such companies taken at cost to exceed 5% of the total assets of the Trust taken at current values, except that this restriction shall not apply to any of the Trust's investments in any of its wholly-owned subsidiaries.

8. The Trust will not participate in a joint venture or on a joint and several basis in any securities trading account.

9. The Trust will not act as an underwriter of securities issued by others, except to the extent it may be deemed such in connection with the disposition of securities owned by it.

10. The Trust will not make short sales of securities unless at all times when a short position is open, it owns an equal amount of such securities or owns securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities sold short. The Trust has no current intention of selling securities short.

11. The Trust will not purchase securities on margin, but may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

12. The Trust will not make investments in real estate or indirect interests in real estate.

13.  The Trust will not issue senior securities.

14.  The Trust will not invest in commodities or commodity contracts.

As a diversified investment company, the Trust is subject to the following limitations as to 75% of its total assets: (a) the Trust may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. government and its agencies and instrumentalities; (b) the Trust may not own more than 10% of the outstanding voting securities of any one issuer. These policies are fundamental policies and may not be changed without shareholder approval.

For purposes of the above limitations: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

As a non-fundamental policy, the Trust presently does not intend to invest directly in: (a) physical commodities or in other natural resource assets or contracts related to natural resource assets; (b) option transactions involving portfolio securities and securities indices; (c) options on foreign currencies;
(d) financial futures and related options. The Trust presently does not intend to invest directly in natural resource assets or contracts related to natural resource assets.

MANAGEMENT OF THE TRUST

Officers and Trustees

The Trustees of the Trust are responsible for managing the Trust's business affairs and for exercising all the powers of the Trust, except those reserved to the shareholders. The Trust's officers and Trustees, their positions with the Trust and their principal occupations during the past five years are listed below. Unless otherwise noted, the business address of each officer and Trustee is 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612, which is also the address of the Trust's Investment Adviser, Progressive Investment Management Incorporated. An asterisk (*) indicates Trustees who are interested persons, as defined in the Investment Company Act of 1940, of either the Trust or the Investment Adviser.

                                 Positions with       Principal Occupation
Name, Address and Birth date     the Trust            During the Past 5 Years
----------------------------     ---------            -----------------------

ERNEST BUTLER,                   Trustee              President, I.E. Butler
Born June 17, 1928                                    Securities (securities
11809 Hinson Road, Suite 400                          dealer); formerly Senior
Little Rock, AR 72212                                 Executive Vice President
                                                      Stephens, Inc.
                                                      (securities dealer)
                                                      (1982-February 1998).

SPENCER H. LEMENAGER,            Trustee              President, Equity, Inc.
Born January 25, 1938                                 (private investment
222 Wisconsin Avenue                                  company)
P.O. Box 390
Lake Forest, IL 60045

DAVID W. C.                      Chairman             Chairman and Trustee,
PUTNAM,                          and Trustee          Progressive Capital
Born October 8, 1939                                  Accumulation Trust
10 Langley Road                                       (formerly Anchor Capital
Newton Centre, MA 02159                               Accumulation Trust),
                                                      Anchor  International Bond
                                                      Trust,   Anchor  Strategic
                                                      Assets    Trust,    Anchor
                                                      Resource   and   Commodity
                                                      Trust, and Anchor Gold and
                                                      Currency Trust (investment
                                                      companies);  President and
                                                      Director,   F.  L.  Putnam
                                                      Securities  Company,  Inc.
                                                      and           subsidiaries
                                                      (investment advisor).

J. STEPHEN PUTNAM,               Vice President and   President, Robert Thomas
Born May 21, 1943                Treasurer            Securities, Inc.
880 Carillon Parkway                                  (securities dealer);
P.O. Box 12749                                        Director, F.L. Putnam
St. Petersburg, FL 33733                              Securities Company, Inc.
                                                      (investment advisor)

DAVID Y. WILLIAMS2*,             Trustee, President   President and Director,
Born November 24, 1930           & Secretary          Anchor Investment
579 Pleasant St., Suite 4                             Management Corporation
Paxton, MA 01612                                      (investment adviser);
                                                      President and Director,
                                                      Meeschaert & Co., Inc.
                                                      (securities dealer);
                                                      Vice President,
                                                      Secretary and Treasurer,
                                                      Progressive Investment
                                                      Management,
                                                      Inc.(investment adviser)

CHRISTOPHER Y. WILLIAMS2,        Vice President and   Vice President and Asst.
Born December 12, 1964           Asst. Secretary      Secretary, Progressive
579 Pleasant St., Suite 4                             Investment Management
Paxton, MA 01612                                      Inc. (investment
                                                      adviser),; Vice
                                                      President and Secretary,
                                                      Anchor Investment
                                                      Management Corporation
                                                      (investment adviser);
                                                      Vice President and
                                                      Secretary, Meeschaert &
                                                      Co. Inc. (securities
                                                      dealer); President and
                                                      Secretary, Cardinal
                                                      Investment Services,
                                                      Inc. (financial
                                                      administrative services)

JOSEPH C.                        Vice President and   Vice President and Asst.
WILLIAMS2,                       Asst. Treasurer      Treasurer, Progressive
Born January 13, 1971                                 Investment Management
579 Pleasant St., Suite 4                             Inc. (investment
Paxton, MA 01612                                      adviser); Vice President
                                                      and Treasurer, Anchor
                                                      Investment Management
                                                      Corporation; Vice
                                                      President and Treasurer,
                                                      Meeschaert & Co. Inc.
                                                      (securities dealer);
                                                      Vice President and
                                                      Treasurer, Cardinal
                                                      Investment Services,
                                                      Inc. (financial
                                                      administrative services)

1. David W.C. Putnam and J. Stephen Putnam are brothers.

2. David Y. Williams is the father of Christopher Y. Williams and Joseph C. Williams. Christopher Y. Williams and Joseph C. Williams are brothers.

The Officers and Trustees of the Trust as group owned less than one percent (1%) of the Trust's shares outstanding on December 31, 1998.

Messrs. David Putnam, Ernest Butler and Spencer LeMenager are the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust.

The standing audit committee is composed of Messrs. LeMenager and Butler. The Trust does not have a nominating or compensation committee.
Compensation of Officers and Trustees

The Trust does not and will not pay any compensation to any of its officers or Trustees who are interested persons (as defined in the Investment Company Act of 1940) of the Trust or of any investment adviser or distributor of the Trust. The Trust pays an annual fee of up to $1,000 to each Trustee who is not an interested person. The Trust did not pay any person, including directors, officers, or employees, in excess of $60,000.00 during its most recent fiscal year.

Principal Holders of Securities

As of the date of this SAI, Wendel & Co., c/o Bank of New York, P.O. Box 1066, Wall Street Station, New York, New York, 10268 as an indirect nominee of Societe D'Etudes et de Gestin Financieres Meeschaert, S.A. 23 Rue Drouot, 75009, Paris, France, a privately owned corporation organized under the laws of France, held of record 99.47% of the outstanding shares of the Trust.

Shareholders owning 25% or more of outstanding Trust shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Investment Adviser

The Investment Adviser, Anchor Investment Management Corporation (formerly Meeschaert Investment Management Corporation), is located at 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612.

The Investment Adviser and Meeschaert & Co., Inc., the Trust's principal underwriter, are affiliated through common control with Societe D'Etudes et de Gestion Financieres Meeschaert, S.A., one of France's largest privately-owned investment management firms. The Meeschaert organization was established in Roubaix, France in 1935 by Emile C. Meeschaert. The Meeschaert organization presently manages, with full discretion, an aggregate amount of approximately $1.5 billion, including $250 million in French mutual funds, for about 8,000 individual and institutional customers.

On September 7, 1983, Emile C. Meeschaert and David Y. Williams purchased the Investment Adviser from F. L. Putnam Securities Company Incorporated ("Putnam Securities"). As of November 14, 1990, Luc E. Meeschaert purchased all of the outstanding shares of the Investment Adviser previously owned by Emile C. Meeschaert.

The Investment Adviser's Directors and Officers are as follows:

Luc E. Meeschaert, Chairman - Mr. Meeschaert is Chief Executive Officer of Societe D'Etudes et de Gestion Financieres Meeschaert, S.A., 23 Rue Druout, 75009, Paris, France.

David Y. Williams, President and Director - Mr. Williams is also a Trustee of the Trust and President and a Director of Meeschaert & Co., Inc., the Trust's Distributor.

Paul Jaspard, Vice President - Mr. Jaspard is President of Linden Investment Advisors, S.A. 67 Avenue Terlinden, La Hulpe, Belgium B1310 (investment adviser). Mr. Jaspard manages other portfolios for the Meeschaert organization. He is primarily responsible for the investment decisions of the Trust.

Christopher Y. Williams, Vice President and Assistant Secretary Mr. Williams is also the Vice President and Assistant Secretary of the Trust and Vice President and Secretary of the Distributor.

Joseph C. Williams, Vice President and Assistant Treasurer - Mr. Williams is also the Vice President and Assistant Treasurer of the Trust and Vice President and Treasurer of the Distributor.

Investment Advisory Contract

The Trust and the Investment Adviser entered into an Investment Advisory Contract dated June 22, 1998 which was approved on such date by the Trust's shareholders.

The Investment Adviser manages the investments and affairs of the Trust, subject to the supervision of the Trust's Board of Trustees. The Investment Adviser furnishes to the Trust investment advice and assistance, administrative services, office space, equipment and clerical personnel. The Investment Adviser also furnishes investment advisory, statistical and research facilities.

The Trust pays all its expenses not specifically assumed by the Investment Adviser under the contract, including without limitation, the fees and expenses of the Trust's custodian and transfer agent; costs incurred in determining the Trust's net asset value and keeping its books; the cost of share certificates; membership dues in investment company organizations; distributions and brokerage commissions and fees; fees and expenses of registering its shares; expenses of reports to shareholders, proxy statements and other expenses of shareholders'; meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; and fees and expenses of Trustees not affiliated with the Investment Adviser. The Trust will also bear any expenses incurred in connection with litigation in which the Trust is a party and the related legal obligation that the Trust may have to indemnify its officers and trustees. For the fiscal year ended December 31, 1998, the Trust paid expenses of $98,382, which represented 1.5% of the Trust's average net assets.

The Trust pays the Investment Adviser, as compensation under the Investment Advisory Contract, a monthly fee at the rate of 0.75% per annum of the average daily net assets of the Trust. This fee may be higher than that paid by most other investment companies. For the Investment Adviser's services to the Trust, Trust paid the Investment Adviser fees of $63,710 in 1996, $90,466 in 1997 and $49,052 in 1998. The Investment Adviser may voluntarily waive a portion of its fee or reimburse the Trust for certain operating expenses.

The Investment Advisory Contract remains in effect until June 21, 2000. In general, the contract may be extended from year to year upon its expiration if approved at least annually (a) by the vote of a majority of the outstanding shares of the Trust or by the Board of Trustees, and in either case, (b) by vote of a majority of the Trustees of the Trust who are not parties to the contract or interested persons (as that term is defined in the Investment Company Act of 1940) of any such party cast in person at a meeting called for the purpose. Amendments to the contract require similar approval by the shareholders and disinterested Trustees. The contract is terminable at any time without penalty by the Trustees of the Trust or by vote of the holders of a majority of the Trust's shares on 60 days' written notice or by the Investment Adviser on 90 days' written notice. The contract terminates automatically in the event of its assignment (which includes the transfer of a controlling interest in the Investment Adviser).

The Investment Advisory Contract provides that the Investment Advisor shall not be liable to the Trust or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Investment Advisory Contract also provides that the Investment Advisor and its officers, directors and employees may engage in other business, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

Administrator

The Trust has entered into an administration agreement (the Administration Agreement) with Anchor Investment Management Corporation (the Administrator), 579 Pleasant Street, Paxton, Massachusetts 01612. Under the Administration Agreement, the Administrator is required generally to administer the Trust's business. The Administrator's duties, which may be assigned to a sub-administrator, include specifically the following. The Administrator calculates the Trust's net asset value and prepares and files all registration or other material required by federal and state laws for the registration or other qualification of the Trust and its shares for sale to the public as required by those laws. The Administrator also prepares and files or mails all reports and statements that the Trust is required by federal and state laws to file or send to all authorities and shareholders of the Trust. The Administrator maintains contact with and coordinates the Trust's public accountants, legal counsel, custodian, transfer and service agent and other service providers, all of whose fees are paid independently by the Trust. The Administrator also coordinates the Trust's portfolio transactions and cash management with the Trust's custodian and receives, confirms and pays over to the Trust's custodian the proceeds of sales by the Trust of its shares. The Administrator administers and confirms to the Trust's transfer agent and shareholders the sales of Trust shares and prepares and maintains on behalf of the Trust such records of the Trust's business transactions as are not maintained by other service providers to the Trust. The Administrator is also required, at its own expense, to furnish office space, facilities, and equipment necessary for the administration of the Trust. For its services under the Administration Agreement, the Administrator receives a monthly fee at the annual rate of $14,500. The Trust paid the administrator, Anchor Investment Management Corporation, fees of $6,000, $14,500 and $14,500 in 1996, 1997 and 1998 respectively, for its services to the Trust.

The Administration Agreement will remain in effect until terminated by either party. The Administration Agreement may be terminated, without payment of penalty, at any time upon mutual consent of the Trust and the Administrator or by either party upon not more than 60 days' and not less than 30 days' written notice to the other party.

The Administration Agreement also provides that the Administrator shall not be liable to the Trust or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Administration Agreement also provides that the Administrator and its officers, directors and employees may engage in other business, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

Principal Underwriter

Meeschaert & Co., Inc. (the Distributor) is the principal underwriter of the Trust's shares. The Distributor is located at 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612. Several of the officers and directors of the Distributor are also officers and Trustees of the Trust. See "MANAGEMENT OF THE FUND - Officers and Trustees" above.

CAPITALIZATION

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest, without par value, designated as "common shares," which participate equally in dividends and distributions. Issued shares are fully paid and non-assessable and are transferable on the books of the Trust. The shares have no preemptive rights. The shares each have one vote and proportionate liquidation rights.

The Trust will  normally  not hold  annual  meetings  of  shareholders  to elect
Trustees. If less than a majority of the Trustees holding office have been elected by shareholders, a meeting of shareholders will be called to elect Trustees. The Trust will, if requested by at least ten percent of the Trust's outstanding shares, call a meeting for the purpose of voting on the removal of a Trustee or Trustees. Under the Declaration of Trust and the Investment Company Act of 1940, the record holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for the purpose or by a written declaration filed with the Trust's custodian bank. In connection with shareholder rights to remove Trustees, the Trust will provide shareholders with certain assistance in communicating with other shareholders. Except as described above, the Trustees will continue to hold office and may appoint successor Trustees.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the assets of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or her liability as a shareholder of the Trust is limited to circumstances in which the Trust itself would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase of Shares

Investors may purchase shares of the Trust from the Distributor at 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612. Investors pay no sales charge or commission upon investment. For new shareholders initiating accounts, the minimum investment is $500, except for exchanges of securities for Trust shares, where the minimum is $5,000. (See "SHAREHOLDER INFORMATION -- Exchanges of Shares" in the Prospectus). There is no minimum for shareholders making additional investments to existing accounts.

The Distributor sells shares to the public as agent for the Trust and is the sole principal underwriter for the Trust under a Distributor's Contract dated November 23, 1994. The contract automatically terminates upon assignment (which includes the transfer of a controlling interest in the Distributor) by either party. The contract also provides that it may be continued from year to year upon approval by a majority of the Trust's shares or by the Board of Trustees as well as, the approval, by vote cast in person at a meeting called for the purpose, by a majority of the Independent Trustees. Under the contract, the Distributor pays expenses of sales literature, including copies of the Trust's Prospectus delivered to investors. The Trust pays for its registration and registration of its shares under the federal Securities and Investment Company Acts and state securities acts and other expenses in which it has a direct interest.

During the years ended December 31, 1998, December 31,1997 and December 31, 1996, the Distributor received no sales commission from the Trust.

Determination of Net Asset Value

The Trust's net asset value is determined as of 12:00 p.m. Eastern Time on each business day on which the New York Stock Exchange is open for trading. The Trust may determine net asset value on any day that the Trust is open, but the New York Stock Exchange is not open for business if an event occurs which might materially affect the net asset value.

The manner of determination of the net asset value is briefly as follows: securities traded on a United States national, or other foreign securities exchange are valued at the last sale price on the primary exchange on which they are listed, or if there has been no sale that day, at the current bid price. Other United States and foreign securities for which market quotations are readily available are valued at the last known sales price, or, if unavailable, the known current bid price which most nearly represents current market value. Other securities (including limited trade securities) and all other assets are valued at market value as determined in good faith by the Trustees of the Trust. The market price of all the Trust's investments are added together, liabilities are deducted from the total, and the resulting amount is divided by the number of shares outstanding.

Each day investment securities traded on a national securities exchange are valued at the noon sales price; securities traded in the over-the-counter market are valued at the last sale price as of 12:00 p.m. Eastern Time. Gold bullion is valued each day at 12:00 p.m. Eastern Time based on the New York spot gold price. Gold coins, foreign currencies, and foreign denominated securities for which market quotations are readily available are valued at the known bid prices as of 12:00 p.m. Eastern Time. Temporary cash investments are stated at cost. In the absence of a reliable market for a particular metal, security or currency, an investment therein will be valued at fair value as determined in good faith by the Trustees.

Redemption and Repurchase of Shares

Any shareholder may require the Trust to redeem his shares. The Trust also maintains a continuous offer to repurchase its shares. If a shareholder uses the services of a broker in selling his shares in the over-the-counter market, the broker may charge a reasonable fee for his service. Redemptions and repurchases will be made in the following manner:

1. A shareholder may mail or present a written request that the Trust redeem his shares to the Trust's transfer agent, Anchor Investment Management Corporation, at 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612. If a shareholder has share certificates, the investor should properly endorse them with signatures guaranteed in the manner described below and include them with the written request. The redemption price will be the net asset value next determined after the Trust receives the request and, if applicable, the certificates.

2. A shareholder's broker may present request for repurchase to the Trust. The repurchase price will be the net asset value next determined after Trust receives the request. If the broker receives the request before 12:00 p.m. Eastern Time and transmits it to the Trust before 1:00 p.m. Eastern Time the same day, the repurchase price will be the net asset value determined as of 12:00 p.m. Eastern Time that day. If the broker receives the request after 12:00 p.m. Eastern Time, the repurchase price will be the net asset value determined as of 12:00 p.m. Eastern Time the following day. If an investor uses the services of a broker in having his shares repurchased, the broker may charge a reasonable fee for his services.

The Trust will pay for shares redeemed or repurchased within seven days after it receives the request and any required documents, properly endorsed. The signature(s) on the share certificate or request must be guaranteed by a commercial bank or trust company or by a member of the New York, American, Pacific Coast, Boston or Chicago Stock Exchange. The Trust will not accept signature guarantees by a savings bank, or savings and loan association or notarization by a notary public.

To insure proper authorization, the Trust's transfer agent may request additional documents, including stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority or waiver of tax forms (required in some states from selling or exchanging estates before redeeming shares).

The right of redemption may be suspended or the payment date postponed at certain times. These include days when the New York Stock Exchange is closed for other than customary weekend or holiday closings, or when trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or for any period when an emergency (as defined by rules of the Commission) exists or during any period when the Commission has, by order, permitted a suspension. In case of a suspension of the right of redemption, a shareholder who has tendered a certificate for redemption or made a request for redemption through a broker may withdraw his request or certificate. Otherwise, he will receive payment of the net asset value determined next after the suspension has been terminated.

A shareholder may receive more or less than he paid for his shares, depending on the net asset value of the shares at the time of redemption or repurchase.

Redemptions in Kind

Under unusual circumstances, when the Board of Trustees deems it in the best interests of the Trust's shareholders, the Trust may pay for shares repurchased or redeemed partly or entirely in securities or other assets of the Trust taken at current values. If any such redemption in kind is to be made, the Trust intends to make an election pursuant to Rule 18(f)(1) under the Investment Company Act of 1940. This will require the Trust to redeem with cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Trust's net assets at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000). If payment is made in securities, the redeeming shareholder may incur brokerage costs in converting his securities to cash.

DISTRIBUTIONS

The Trust distributes any income dividends and any capital gain distributions in additional Common Shares, or, at the option of the shareholder, in cash. In accordance with his distribution option, a shareholder may elect (1) to receive both dividends and capital gain distributions in additional Common Shares or (2) to receive dividends in cash and capital gain distributions in additional Common Shares or (3) to receive both dividends and capital gain distributions in cash. A shareholder may change his distribution option at any time by notifying the transfer agent in writing. To be effective with respect to a particular dividend or distribution, the Trust's transfer agent must receive the new distribution option at least 30 days prior to the close of the fiscal year. All accounts with a cash dividend option will be changed to reinvest both dividends and capital gains automatically if the Trust's transfer agent determines that the address of record for the account is not current.

Dividends and capital gain distributions received in shares will be made to the Trust's transfer agent, as agent for the shareholder, and credited to the shareholder's Open Account in full and fractional shares computed at the record date closing net asset value.

Interest and dividends, and possible other amounts received by the Trust in respect of foreign investments, may be subject to withholding and other taxes at the source, depending upon the laws of the country in which the investment is made.

TAXES

General

The Trust intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as subsequently amended or reenacted. In order to so qualify, the Trust, must, among other things, do the following:
(i) derive at least 90% of its gross income from dividends, interest, payments as to certain securities loans and gains from the sale of securities; (ii) derive less than 30% of its gross income from gains from the sale or other disposition of securities held for less than three months; (iii) distribute at least 90% of its dividend, interest and certain other taxable income each year;
(iv) maintain at least 50% of the value of its total assets in cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities so that no more than 5% of its assets are invested in the securities of one issuer and it owns no more than 10% of the value of any issuer's voting securities; and (v) have no more than 25% of its assets invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Trust controls and which are engaged in the same, similar or related trades and businesses. To the extent the Trust qualifies for treatment as a regulated investment company, the Trust will not be subject to Federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

Dividends paid by the Trust will generally not qualify for the dividends-received deductions for corporations. The Trust will notify shareholders each year of the amount of dividends and distributions, including the amount of any distribution of long-term capital gains.

The Trust will be subject to a nondeductible 4% excise tax in any calendar year to the extent that its fails to distribute at least 98% of its ordinary income for that calendar year and 98% of its capital gain net income for the one-year period ending on October 31 of that calendar year. In addition, to the extent that the Trust fails to distribute 100% of its ordinary and capital gain net income for any calendar year, the amount of the shortfall is subject to the excise tax unless distributed for the following calendar year. For a distribution to qualify as a distribution for a calendar year under the foregoing rules, the Trust must declare it before December 31 of the year and pay it before the following February 1. These distributions will be taxable to taxable shareholders in the year the distributions are declared rather than the year in which the distributions are received.

The Trust's foreign investments may be subject to foreign withholding taxes and other taxes at the source. The Trust will be entitled to claim a deduction for any foreign withholding taxes for federal income tax purposes. Any such taxes, however, will reduce the income available for distribution to shareholders.

Under the Interest and Dividend Compliance Act of 1983, the Trust will be required to withhold and remit to the U.S. Treasury 20% of the dividends and proceeds of redemptions paid to any shareholder who fails to furnish the Trust with a correct taxpayer identification number, who underreported dividends or interest income, or who fails to certify that he or she is not subject to such withholding. An individual's tax identification number is his or her social security number.

PORTFOLIO SECURITY TRANSACTIONS

Decisions to buy and sell portfolio securities for the Trust are made pursuant to recommendations by the Trust's Investment Adviser. The Trust, through the Investment Adviser, seeks to execute portfolio security transactions on the most favorable terms and in the most effective manner possible. The Investment Adviser uses its best judgment in evaluating the terms of a transaction and will give consideration to various relevant factors, including the size and type of the transaction, the nature and character of the markets for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, experience and financial condition of the broker-dealer and the quality of services rendered by the broker-dealer in other transactions, and the reasonableness of the brokerage commission, if any.

The Trust expects that many broker-dealer firms will meet the foregoing criteria for a particular transaction. In selecting among the firms, the Trust, through the Investment Adviser, may give consideration to those firms which have sold, or are selling, shares of the Trust. In addition, the Investment Adviser may allocate Trust brokerage business on the basis of brokerage and research services and other information provided by broker-dealer firms, which may involve the payment of reasonable brokerage commissions in excess of those chargeable by other broker-dealer firms for effecting the same transactions. These brokerage and research services may be used for some of the Investment Adviser's other advisory accounts. The Investment Adviser may not use all of these services in managing the Trust. The term "brokerage and research services" includes services as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities, or purchasers or sellers of securities; the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends; portfolio strategy and the performance of account; and effecting securities transactions and performing related functions (such as clearance and settlement).

This policy of considering sales or shares of the Trust as one of the factors in the selection of broker-dealer firms to execute portfolio transactions, subject to the requirement of seeking best execution, is specifically permitted by a rule of the National Association of Securities Dealers, Inc. The rule also provides, however, that no member firm shall favor or disfavor the distribution of shares of any particular fund or group of funds on the basis of brokerage commissions received or expected by such firm from any source.

The Trust and one or more of the other investment companies or accounts for which the Investment Adviser or its affiliates services may occasionally engage in the purchase or sale of the same security at the same time. In this event, the Investment Adviser will usually average the price and allocate the amount of the security purchased or sold among the several clients or accounts in a manner deemed equitable to all. In some cases this system could have a detrimental effect on the price or volume of the security allocated to the Trust. In other cases, however, the ability to participate in volume transactions may produce better executions for the Trust.

To the extent consistent with the policy of seeking best price and execution, a portion of the Trust's portfolio transactions may be executed through the Trust's Distributor, which is an affiliate of the Investment Adviser. If this occurs, it will be on the basis of what management believes to be current information as to rates which are generally competitive with the rates available from other responsible brokers and the lowest rates, if any, currently offered by the Distributor.

During 1998, 1997 and 1996, the Trust paid commissions to broker-dealers of $28,848, $9,315 and $10,228. During 1998, 1997 and 1996 the Trust paid brokerage commissions of $17,563, $7,815 and $4,078 to the Distributor. For the year ended December 31, 1998, the percentage of total commissions paid to the Distributor was 60.88%. During 1998, the Trust's purchases and sales of securities, exclusive of United States government securities and short-term notes, amounted to $2,385,679 and $9,072,941, respectively. Of these transactions, $287,531 in purchases and $7,617,829 in sales were effected through the Distributor.

The Trust's portfolio turnover rates were 49% for 1998 and 9% for 1997.

OTHER INFORMATION

Custodian, Transfer Agent and Dividend-Paying Agent

All securities, cash and other assets of the Trust are received, held in custody and delivered or distributed by the Trust's custodian bank, Investors Bank & Trust Company, Financial Products Services, 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116. In cases where foreign securities must, as a practical matter, be held abroad, the Trust's custodian bank and the Trust will make appropriate arrangements so that foreign securities may be legally held abroad. The Trust's custodian bank does not decide on purchases or sales of portfolio securities or the making of distributions. As of April 1, 1999, Cardinal Investment Services, Inc., 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612, succeeded Anchor Investment Management Corporation as transfer agent and dividend-paying agent for the Trust.

Independent Public Accountants

For the fiscal year ending December 31, 1998, the Trust employed Livingston & Haynes, P.C., 40 Grove Street, Wellesley, Massachusetts 02181, to certify its financial statements and to prepare its federal and state income tax returns.

Registration Statement

This Statement of Additional Information does not contain all the information set forth in the Registration Statement and the exhibits and schedules relating thereto, which the Trust has filed with, and which are available at the Securities and Exchange commission, Washington, D.C., under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, to which reference is hereby made.

FINANCIAL STATEMENTS

The financial statements and related report of Livingston & Haynes, P.C., independent public accountants, contained in Anchor Resource and Commodity Trust's Annual Report to shareholders for the year ended December 31, 1998, are hereby incorporated by reference. A copy of the Trust's Annual Report may be obtained without charge by writing to Anchor Investment Management Corporation, 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612, or by calling Anchor Investment Management Corporation at (508) 831-1171.

PROSPECTUS

ANCHOR STRATEGIC ASSETS TRUST

The primary investment objective of the Anchor Strategic Assets Trust (Trust) is long-term capital appreciation and preservation of the purchasing power of shareholders' capital. As a secondary investment objective, the Trust will seek to generate current income consistent with the preservation of the shareholders' purchasing power.

The Trust's investments will vary depending upon whether the Investment Adviser anticipates an inflationary or deflationary economic cycle.

When the Investment Adviser expects an inflationary cycle, the Trust will invest at least 65% of the value of its total assets in:

-gold bullion, gold certificates, and silver bullion;
-any other precious metals and any precious metal-backed or indexed securities, which may be issued by either U. S. or foreign, private or governmental issuers, including, without limitation, the government of South Africa and South African companies;
-equity or  convertible  securities of U.S. or foreign  companies  primarily engaged in business related to precious metals;
-options on securities,  securities indices and  currencies;
-precious metal and financial futures contracts and related options; and -repurchase agreements.

When the Investment Adviser expects a deflationary cycle, the Trust will invest up to 90% of its total assets in U.S. or foreign government and government agency fixed-income securities of sufficient maturities to realize its objective of long-term capital appreciation.

Trust Shares are not bank deposits, federally insured, or guaranteed, and may lose value.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                    CONTENTS
                                    Risk/Return Summary
                                    Fees and Expenses of the Trust
                                    What are the Trust's Investment Strategies?
                                    What are the Principal Securities in Which the Trust Invests?
                                    What are the Specific Risks of Investing in the Trust?
                                    Management and Organization
                                    Shareholder Information
                                    Other Information
                                    Financial Information
                                    Application and Registration Form

PROSPECTUS DATED MAY 1, 1999

RISK/RETURN SUMMARY

WHAT IS THE TRUST'S INVESTMENT OBJECTIVE?

The primary investment objective of the Trust is long-term capital appreciation and preservation of the purchasing power of shareholders' capital. As a secondary investment objective, the Trust will seek to generate current income consistent with the preservation of the shareholders' purchasing power. Protection of the purchasing power of its shareholders' capital means that the Trust seeks to protect generally shareholders' invested capital against erosion of the value of the U.S. dollar through inflation.

What are the Trust's Main Investment Strategies?

When, based on an analysis of numerous economic and monetary factors, the Investment Adviser expects an inflationary cycle, the Trust will invest at least 65% of the value of its total assets in:

-gold bullion, gold certificates, and silver bullion;
-any other precious metals and any precious metal-backed or indexed securities, which may be issued by either U. S. or foreign, private or governmental issuers, including, without limitation, the government of South Africa and South African companies;
-equity or  convertible  securities of U.S. or foreign  companies  primarily engaged in business related to precious metals;
-options on securities,  securities indices and  currencies;
-precious metal and financial futures contracts and related options; and -repurchase agreements.

As an integral part of this strategy, the Trust may:

-invest up to 50% of its  assets in the equity  securities  of  companies (both
foreign  and  domestic)  primarily  engaged  in  gold  exploration,   mining  or
processing;
-invest up to 35% of its total assets in bank deposits, bank currency forward contracts and certificates of deposit;
-invest up to 50% of the value of its assets in options on domestic and foreign securities and securities indices.

In selecting equity securities for investment, the Trust's Investment Adviser looks primarily for companies involved in gold operations which have established records, as well as companies having low-cost reserves to bring into production. The Investment Adviser also considers a company's potential for growth in reserves and production.

When, based on an analysis of numerous economic and monetary factors, the Investment Adviser expects a deflationary cycle, the Trust will invest up to 90% of its total assets in U.S. or foreign government and government agency fixed-income securities of sufficiently long maturities to realize its secondary objective of current income. During such periods, the Trust will hold the balance of its assets in short-term U.S. or foreign denominated securities.

The Trust selects fixed income securities for investment based on the Investment Adviser's analysis of current economic and securities market conditions, particularly changes in interest rates, which guide the selection of maturity and duration of portfolio debt securities. When it is not discernable whether there is an inflationary or deflationary economic environment, the Trust may depart from the principal investment strategies discussed above by investing its assets in cash, cash items, and shorter-term, U.S. government or other high quality debt securities. The Trust may also do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. Such shorter-term investments may cause the Trust to give up greater investment returns while maintaining the safety of principal (i.e., the original amount invested by shareholders).

What are the Main Risks of Investing in the Trust?

An investment in the Trust is subject to risks, and it is possible to lose money by investing in the Trust. The Trust is non-diversified. A non-diversified investment portfolio does not have any limits with respect to the percentage of assets which can be invested in any single issuer. An investment in the Trust, therefore, will entail greater risk than investment in a diversified portfolio of securities because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Trust's portfolio. Any economic, political, or regulatory developments affecting the value of the securities in the Trust's portfolio will have a greater impact on the total value of the portfolio than would be the case if the portfolio were diversified among more issuers. Changes in the value of the Trust's portfolio may result from general changes in the market or the economy.

The primary factors that may reduce the Trust's returns include:

      oThe Investment Adviser may be incorrect in anticipating the onset and termination of inflationary and deflationary economic cycles. This could cause the Trust to be disproportionately invested in precious metals during a deflationary cycle or in U.S. government securities during an inflationary cycle.

      oThe values of fixed income investments, including some of the debt instruments in which the Trust invests, generally rise and fall in response to changes in interest rates. Declining interest rates generally raise the value of investments in debt instruments, while rising interest rates generally lower the value of investments in debt instruments. Changes in the values of the Trust's investments will affect the value of the Trust's shares.

      oIf the value of gold and precious metals and U.S.
      government securities decrease during the same period of time, the value of a shareholder's investment in the Trust will decrease.

      oBecause the price of gold fluctuates, the value of your investment in the Trust will go up and down. This means you could lose money over short or even extended periods of time. The price of gold is affected by how much of the worldwide supply of gold is held among several major producers. Economic, political, or other conditions affecting one of the major sources could have a substantial effect on the world's gold supply in countries throughout the world.

      oBecause the stocks the Trust holds fluctuate in price, the value of your investment in the Trust will go up and down. These fluctuations could be a sustained trend or a dramatic movement. The Trust's portfolio will reflect changes in prices of individual portfolio assets or general changes in asset valuations. Consequently, the Trust's share price may decline and you could lose money. Gold operation companies involve special considerations. Prices of their securities will be affected by the price of gold and precious metals. They may also be affected by changing costs of production.

      oCredit risk is the possibility that an issuer will default (the issuer fails to repay interest and principal when due). If an issuer defaults, the Trust will lose money. Many fixed income securities receive credit ratings from companies such as Standard & Poor's and Moody's Investor Services. Fixed income securities receive different credit ratings depending on the rating company's assessment of the likelihood of default by the issuer. The lower the rating of the fixed income security, the greater the credit risk. Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of the security and the yield of a U.S. Treasury security with a comparable maturity (the "spread") measures the additional interest received for taking risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

      oCall risk is the possibility that an issuer may redeem a fixed income security before maturity ("call") at a price below it's current market price. An increase in the likelihood of the call may reduce the security's price. If a fixed income security is called, the Trust may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

      oForeign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Foreign financial markets may also have fewer investor protections. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors. Due to these risk factors, foreign securities may be more volatile and less liquid than similar securities traded in the U.S.

      oDepending upon how they are used and the relationship between the market value of a derivative contract and the underlying asset, options, futures and forward contracts (derivative contracts) may be volatile and involve credit risk, currency risk, leverage risk, liquidity risk and index risk.

For a more detailed discussion of these and other risks, see "Specific Risks of Investing in the Trust."

Bar Chart and Performance Table

The bar chart and performance table below indicate the risks of investing in the Trust. The chart shows the annual total returns of the Trust on a calendar year basis for each of the past ten years.




[GRAPHIC OMITTED]




The graphic presentation displayed here consists of a bar chart representing the annual total returns of Anchor Strategic Assets Trust as of the calendar year-end for each of 5 years.


The total returns displayed for the Trust do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees were included, the returns shown would be lower.

Within the period shown in the chart, the Trust's highest quarterly return was 12.91% for the quarter ended March 31, 1996. Its lowest quarterly return was (11.46%) for the quarter ended December 31, 1994.

Average Annual Total Return
for the periods ended December 31, 1998

                                1 Year    Life of
                                          Trust(1)
-------------------------------------------------------

The Trust                       1.81%     (6.07%)
Barrons  Gold  Mining Index     (17.13%)  (18.10%)
Gold Bullion                    (0.38%)   (5.96%)

(1) Initial subscription of shares was January 5, 1994.

The table shows the Trust's total returns averaged over a period of years as compared to The Barrons Gold Mining Index, which is a broad-based securities market index, and Gold Bullion.

The bar chart and the performance table provide you with historical performance information so that you can analyze the potential fluctuations in the Trust's returns and analyze the risks of investing in the Trust. Past results of the Trust, however, do not necessarily indicate how the Trust will perform in the future.

FEES AND EXPENSES OF THE TRUST

This table describes the fees and expenses that you may pay if you buy and hold shares of the Trust.

Shareholder Fees
(fees paid directly from your investment)

   Maximum sales charge (load) imposed on
   purchases (as a  percentage of
   offering price)                          None
   Maximum deferred sales charge (load)
      (as a percentage of offering price)   None
   Redemption fee (as a percentage
   of amount redeemed)                      None
   Exchange fee                             None

Annual Fund Operating Expenses
(expenses that are deducted from fund
assets)

   Management fees                          1.50%
   Other expenses                           1.04%
   Total annual Fund operating expenses     2.54%

Example

The following example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Trust for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Trust's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                          Assuming redemption   Assuming no
                          at the end of each    redemption
                          period
One Year                  $257                  $257
Three Years:              $791                  $791
Five Years                $1,350                $1,350
Ten Years                 $2,875                $2,875


WHAT ARE THE TRUST'S INVESTMENT STRATEGIES?

Historically, during periods of increasing inflation and during periods of economic or monetary instability:

othe prices of gold and silver and other precious metals have tended to increase as rapidly or more rapidly than the rate of inflation; ocurrencies of countries not involved in inflationary circumstances may increase in value relative to the U.S. dollar; and ointerest rates have tended to increase, causing the market value of debt instruments to decline.

Conversely, during periods of deflation (when inflationary forces are reversed):

othe price of high grade debt instruments has tended to increase while the value of precious metals has tended to decline; and oforeign currencies (relative to the U.S. dollar) may also decline in value at such times.

Accordingly, the Investment Adviser will seek to anticipate oncoming inflationary and deflationary economic cycles and will attempt to achieve the Trust's investment objectives by following two distinct investment approaches depending upon whether it perceives the economy as being in an inflationary or deflationary environment, as follows:

1. When, by reason of a rising rate of change in the U.S.  Consumer  Price Index
(CPI), rising interest rates, and/or a decline in the value of the U.S. dollar, the Investment Adviser expects an inflationary cycle, the Trust will invest at least 65% of the value of its total assets in:

-gold bullion, gold certificates, and silver bullion;
-any other precious metals and any precious metal-backed or indexed securities, which may be issued by either U. S. or foreign, private or governmental issuers, including, without limitation, the government of South Africa and South African companies;

-equity or  convertible  securities of U.S. or foreign  companies  primarily engaged in business related to precious metals;
-options on securities,  securities indices and  currencies;
-precious metal and financial futures contracts and related options; and -repurchase agreements.

As an integral part of this strategy, the Trust may:

-invest up to 50% of its  assets in the equity  securities  of  companies (both
foreign  and  domestic)  primarily  engaged  in  gold  exploration,   mining  or
processing;
-invest up to 35% of its total assets in bank deposits, bank currency forward contracts and certificates of deposit;
-invest up to 50% of the value of its assets in options on domestic and foreign securities and securities indices.

In selecting equity securities for investment, the Trust's Investment Adviser looks primarily for companies involved in gold operations which have established records, as well as companies having low-cost reserves to bring into production. The Investment Adviser also considers a company's potential for growth in reserves and production.

2. When, by reason of a declining rate of change in the CPI, declining interest rates, and/or an increase in the value of the U.S. dollar, a deflationary cycles is anticipated by the Investment Adviser the Trust will invest up to 90% of its total assets in U.S. or foreign government and government agency fixed-income securities of sufficiently long maturities to realize its secondary objective of current income. During such periods, the Trust will hold the balance of its assets in short-term U.S. or foreign denominated securities.

It should be emphasized that the Investment Adviser will not apply a rigid, mechanical determination in assessing whether the economy is in an inflationary or disinflationary environment. Rather, its determination will be the result of its subjective judgment of all factors it considers to be relevant. These factors include:

      -actual and anticipated  rates of change in the CPI over specified periods of time;
      -actual and anticipated changes and rates of change in the U.S. dollar in relation to other key currencies, e.g., the German mark, the British pound and the Japanese yen;
      -actual and anticipated changes, and rates of change, in short and long-term interest rates and real interest rates, i.e., inflation adjusted interest rates;
      -actual and anticipated changes in the money supply; and -actual and anticipated governmental fiscal and monetary policy.

If, in the opinion of the Investment Adviser, there are periods of less favorable economic and/or market conditions, such as when there is no discernible trend in the rate of change in the Consumer Price Index and other leading economic indicators offer no evidence of inflationary or deflationary trends, the Trust may depart from the principal investment strategies discussed above by investing its assets in cash, cash items, and shorter-term, higher quality debt securities.

Temporary Investments. The Trust may make temporary investments to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. Investing in temporary investments may cause the Trust to give up greater investment returns while maintaining the safety of principal (i.e., the original amount invested by shareholders).

WHAT ARE THE PRINCIPAL SECURITIES IN WHICH THE TRUST INVESTS?

Inflationary Cycle:

Gold bullion, gold certificates, silver bullion, precious metals, and any precious metals-backed or indexed securities issued by either U.S. or foreign private or governmental issuers, including, without limitation, the government of South Africa and South African companies.

      oPrecious metals-backed securities means securities which are redeemable at a specified conversion rate for precious metals or which are guaranteed by precious metals.

      oIndexed securities means securities comprising one of the exchange-listed stock indices on which precious metals-related futures contracts and options can be purchased and sold, e.g., Gold/Silver Index listed on the Philadelphia Stock Exchange.

Equity or convertible securities of U.S. or foreign companies primarily engaged in business related to precious metals.

      oEquity securities means common or preferred shares in a corporation, whether or not transferable or denominated "stock," or similar security, interests of a limited partnership in a limited partnership, or warrants or rights other than rights to convert, purchase, sell or subscribe to a share, security or interest of a kind previously specified.

      oConvertible securities means debentures or preferred stock that may be exchanged by the owner for common or preferred stock, usually of the same company, or precious metals bullion, in accordance with the terms of the issue.

Derivatives. To achieve its investment objective, the Trust may also use specialized investment techniques by engaging in a variety of transactions using "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying securities, indices or currencies. such as options on securities and securities indices, or currencies. These include transactions in options on securities, securities indices and currencies, and precious metals, and transactions in financial futures contracts and related options. The use of derivatives involves special risks and may result in losses to the Trust. See "Specific Risks of Investing in the Trust."

      oOptions on securities and securities indices. When the Investment Adviser decides it is appropriate, the Trust may writ call options contracts or purchase put or call options with respect to portfolio securities and with respect to securities indices. A call option is a short-term contract, usually nine months or less in duration, that gives the purchaser the right to buy from the seller (writer) the underlying security at a specified exercise price, regardless of the market price of the security.

      The buyer pays a premium to the writer for undertaking the obligations of the option contract. Because the writer foregoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, the premium may represent the profit. If the price of the security declines, on the other hand, the premium represents an offset to the loss.

      A put option is short-term contract that gives the purchaser of the option the right to sell to the writer of the option the underlying security at a specified exercise price. These options will be covered options (options relating to securities which the Trust owns).

      The Trust may purchase a put option on an underlying security that the Trust owns as a defensive technique to protect against an anticipated decline in the value of the security. For example, the Trust may purchase a put option to protect unrealized appreciation of a security where the Investment Adviser deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option would reduce any capital gain when the security is eventually sold.

      Options on U.S. securities are generally listed on a national securities exchange. Options on foreign securities and on some U.S. securities may not be listed on any U.S. or foreign exchange.

      The Trust will write or purchase options only as a hedging technique to reduce the risks in management of its portfolio and not for speculative purposes (i.e., not for profit).

      oOptions on foreign currencies. A put option on a foreign currency is a short-term contract (generally having a duration of nine months or less) which gives the purchaser of the put option, in return for a premium, the right to sell the underlying currency at a specified price during the term of the option.

      A call option on a foreign currency is a short-term contract which gives the purchaser of the call option, in return for a premium, the right to buy the underlying currency at a specified price during the term of the option.

      The purchase of put and call options on foreign currencies is analogous to the purchase of puts and calls on stocks. The Trust will purchase such options as a hedging technique to reduce the risks in management of its portfolio, and to preserve the Trust's net asset value, and not for speculative purposes.

      oPrecious metals and financial futures contracts and related options. To the extent permitted by relevant provisions of the Commodity Exchange Act, the Trust may engage in option transactions and futures transactions. Financial futures contracts consist of interest rate futures contracts, securities index futures contracts and currency futures contracts. Precious metal futures contracts consist of futures contracts for the purchase or sale of gold, silver and other precious metals.

      A futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the subject assets called for in the contract at a specified future time and at a specified price. Futures contracts traded Over-The Counter (OTC) are frequently referred to as "forward contracts."

      An option on the futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Futures are considered to be commodity contracts.

      The Trust may purchase or sell any financial or precious metals futures contracts which are traded on an exchange or board of trade or other market.

      The Trust may, following written notice thereof to its shareholders, take advantage of opportunities in the area of precious metals related index options and futures contracts and options on futures contracts which are not currently available but which may be developed, to the extent such opportunities are consistent with the Trust' investment objectives and legally permissible for the Trust.

Lending of Portfolio Securities: The Trust may seek to increase its income by lending portfolio securities. Any loan will be continuously secured by collateral at least equal to the market value of the security loaned. The total value of the securities loaned at any time will not exceed 30% of the Trust's total assets. The Trust will make loans only to U.S. entities which the Trust deems to be creditworthy. In addition, in any loan transactions, the Trust will have the right to call the loan and obtain the securities loaned at any time on five days' notice.

Repurchase Agreements: The Trust may engage in transactions in repurchase agreements. These are agreements under which the Trust acquires a money market instrument (such as a security issued by the U.S. government or one of its agencies, a bankers' acceptance or a certificate of deposit) from a commercial bank, subject to resale to the seller at a specified price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period that the Trust holds the security and is not related to the interest rate or the underlying instrument.

The Trust will enter into repurchase agreements only with banks whose deposits are insured by the Federal Deposit Insurance Corporation and which have capital and undivided surplus of at least $200,000,000. The Trust will require that the repurchase agreements be secured by acceptable collateral. The Trust may not invest more than 10% of its assets in repurchase agreements having maturities longer than seven days or other investments subject to legal or contractual restrictions on resale or which are not readily marketable.

Deflationary Cycle:

U.S. or foreign government and government agency fixed-income securities of sufficiently long maturities to realize the Trust's secondary objective of current income. U.S. government securities include U.S. Treasury bills, notes and bonds and obligations of agencies and instrumentalities of the U.S. government. Such agencies include Federal Land Banks; Farmers Home Administration; Central Bank of Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; and Federal National Mortgage Association.

Some obligations of the U.S. government agencies and instrumentalities, such as Treasury bills and Government National Mortgage Association (GNMA) certificates, are supported by the full faith and credit of the United States. Other government related debt securities are not supported by the full faith and credit of the United States. Such securities include those issued by Federal Home Loan Banks; which are supported by the right of the issuer to borrow from the U.S. Treasury, and bonds issued by the Federal National Mortgage Association, a private corporation, supported only by the credit of the instrumentality. There can be no assurance that the U.S. government will support an instrumentality it sponsors.

Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed income securities of "quasi-governmental agencies" which are either issued by entities that are owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit and general taxing powers. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Temporary Investment Strategy: (when neither an inflationary nor deflationary cycle is discernable)

Short-term U.S. or foreign denominated securities. For temporary defensive purposes, the Trust may invest in short-term U.S. government securities and other money market instruments, cash or cash equivalents. Money market instruments include high-grade commercial paper (promissory notes issued by corporations to finance their short-term credit needs), negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and repurchase agreements.


WHAT ARE THE SPECIFIC RISKS OF INVESTING IN THE TRUST?

The Trust is non-diversified. A non-diversified investment portfolio does not have any limits with respect to the percentage of assets which can be invested in any single issuer. An investment in the Trust, therefore, will entail greater risk than investment in a diversified portfolio of securities because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Trust's portfolio. Any economic, political, or regulatory developments affecting the value of the securities in the Trust's portfolio will have a greater impact on the total value of the portfolio than would be the case if the portfolio were diversified among more issuers.

Investment Strategy

The success of the Trust's investment program will be dependent to a high degree on:

      othe Investment Adviser's ability to anticipate the onset and termination of inflationary and deflationary cycles. A failure to anticipate a deflationary cycle could result in the Trust's assets being disproportionately invested in precious metals, in which case the Trust will lose money, and failure to predict an inflationary cycle could result in the Trust's assets being disproportionately invested in U.S. government securities, in which case the Trust could generate less capital appreciation.

      othe validity of the premise that the value of gold and other precious metals will move in a different direction than the value of U.S. government securities during periods of inflation or deflation. If the value of both precious metals and U.S. government securities move down during the same period of time, the value of the shareholder's investment will decline rather than stabilize or increase, as anticipated, regardless of whether the Trust is primarily invested in precious metals or U.S. government securities.

Equity Securities

While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, or industries or the securities market or the economy as a whole. If the stocks the Trust holds fluctuate in price, the value of an investment in the Trust will go up and down. This means you could lose money over short or even extended periods of time. Natural resource-related companies involve special considerations which are discussed below.

Gold and Precious Metals

The profits of the companies in which the Trust invests, and thus the value of the Trust's securities, are directly affected by the price of gold and other precious metals.

Historically, the price of gold has been more volatile than the price of equity securities, generally. The price of gold may fluctuate substantially over short periods of time so the Trust's share price may be more volatile than other types of investments.

The price of gold and other precious metals is affected by several factors, including:

     -how much of the worldwide supply of gold is held among four major producers: Republic of South Africa; United States; Australia; and Russia. Economic, political, or other conditions affecting one of the major sources could have a substantial effect on the world's gold supply in countries throughout the world;
     -increased  environmental,  labor or other costs in mining;
     -changes in laws relating to mining or gold production or sales;  and

     -unpredictable monetary policies and economic and political conditions in countries throughout the world; for example, if Russia decides to sell some of its gold reserves, the supply would go up, and the price would generally go down.

Changes in U.S. or foreign tax, currency or mining laws may make it more expensive and/or difficult to pursue the Trust's investment strategies.

In addition, gold bullion does not generate income, and offers only the potential for capital appreciation or depreciation.

Convertible Securities

Convertible securities, including convertible bonds and preferred stock, are convertible into common stock. Because of the conversion feature, the interest or dividend rate on a convertible security is generally less than would be the case for a security which is not convertible. The value of a convertible security will be affected by both its stated interest or dividend rate and the value of the underlying security. Its value will thus be affected by the factors that affect both debt securities (such as interest rates) and equity security securities (such as stock market movements generally). In addition, some convertible securities, by their terms, permit the issuer to require the Trust to resell the convertible security, which could occur at a time that is not favorable to the Trust based on then-prevailing interest rates or equity values.


Foreign Investing

During certain periods, the Trust may invest up to 100% of its assets in foreign securities. Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Foreign financial markets may also have fewer investor protections. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors. Due to these risk factors, foreign securities may be more volatile and less liquid than similar securities traded in the U.S. In particular, investments in foreign securities are subject to the following specific risks:

      Country Risk. General securities market movements in any country where the Trust has investments are likely to affect the value of the Trust's securities which trade in that country. These movements will affect the Trust's share price.

      The political, economic and social structures of some countries in which the Trust invests may be less stable and more volatile than those in the
      U. S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets and punitive taxes.

      The Trust's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of legal, business and social frameworks to support securities markets.

      Typically, investments by the Trust in developing or emerging markets constitute less than 25% of the Trust's total assets.


      Company Risk. Foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U. S. companies and their stocks may not be as liquid as stocks of similar U.S. companies. Foreign stock exchanges, brokers and companies generally have less government supervision and regulation than in the U.S. The Trust may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

      Currency. Many of the Trust's investments are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Trust owns and the Trust's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment denominated in that country's currency loses value because that currency is worth fewer U.S. dollars.

      Euro. On January 1, 1999, the European Monetary Union introduced a new single currency, the euro, which replaced the national currency for participating member countries. The Trust's investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be affected.

      Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. Also, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the Trust may hold in its portfolio, and their impact on the value of Trust shares. To the extent the Trust holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

Fixed Income Securities

The values of fixed income investments, including some of the debt instruments in which the Trust invests, usually rise and fall in response to changes in interest rates. Declining interest rates generally raise the value of debt instruments, while rising interest rates generally lower the value of debt instruments. Debt instruments with longer maturities are usually subject to a greater risk of an adverse movement in interest rates and a decline in the price of the instruments. Changes in the values of the Trust's investments will affect the value of the Trust's shares.

Traditional debt instruments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. An issuer may redeem its debt securities before maturity at a price below its current market price. An issuer may also prepay its debt instruments voluntarily or as a result of a refinancing, or the instruments may be prepaid as a result of a foreclosure. The Trust may have to invest proceeds that it receives from prepayment on its investments in debt securities with lower interest rates, higher credit risks or other less favorable terms.

      Call Risk. Traditional debt instruments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. An issuer may redeem its debt securities before maturity at a price below its current market price. An issuer may also prepay its debt instruments voluntarily or as a result of a refinancing, or the instruments may be prepaid as a result of a foreclosure. The Trust may have to invest proceeds that it receives from prepayment on its investments in debt securities with lower interest rates, higher credit risks or other less favorable terms.

      Credit Risk. Credit risk is the possibility that an issuer will default (the issuer fails to pay interest and principal when due). If an issuer defaults, the Trust will lose money.

      Many fixed income securities receive credit ratings from companies such as Standard & Poor's and Moody's Investor Services. Fixed income securities receive different credit ratings depending on the rating company's assessment of the likelihood of default by the issuer. The lower the rating of the fixed income security, the greater the credit risk.

      Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of the security and the yield of a U.S. Treasury security with a comparable maturity (the "spread") measures the additional interest received for taking risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

      Foreign fixed income securities pose additional risks because of fewer investor protections, adverse tax policies, less public information regarding issues, and more volatile political and economic conditions and currency exchange rates.

Derivatives

The Trust may engage in transactions using derivatives, including options and futures. Derivatives allow the Trust to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of instruments. Derivatives, however, are volatile and involve significant risks, including the following:

      Credit Risk. There is the risk that the other party on a derivative transaction will be unable to honor its financial obligation to the Trust.

      Currency Risk. There is the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of the investment.

      Leverage Risk. Leverage risk is created when an investment exposes the Trust to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Trust's risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

      Liquidity Risk. There is the risk that certain securities may be difficult or impossible to sell at the time the seller would like or at the price that the seller believes the security is currently worth.

      Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Trust could receive lower interest payments or experience a reduction in the value of the derivative to below what the Trust paid. Certain indexed securities may create leverage, to the extent that they increase or decrease in vale at a rate that is a multiple of the changes in the applicable index.

The Trust may use the following types of derivative instruments:

oFutures. Futures may involve leverage risk and currency risk.

oForwards. Forwards involve credit risk and leverage risk, and may involve currency risk.

oOptions. Options may involve leverage risk. Private options also involve credit risk and liquidity risk.
Options may also involve currency risk.

Loans of Portfolio Securities and Repurchase Agreements

If the Trust makes loans of portfolio securities or uses repurchase agreements, there is a risk that the other party to the transaction may not be able to fulfill its obligations to the Trust. In the event a default by the borrower in a loan of portfolio securities, the Trust may not be able to recover its securities. In the event of a default by the other party to a repurchase agreement, the Trust may lose its interest in the underlying security.

Year 2000

The "Year 2000" problem is the potential for computer errors or failures because certain computer systems may be unable to interpret dates after December 31, 1999. The Year 2000 problem may cause systems to process information incorrectly and could disrupt businesses that rely on computers, like the Trust.

While it is impossible to determine in advance all of the risks to the Trust, the Trust could experience interruptions in basic financial and operational functions. Trust shareholders could experience errors or disruptions in Trust share transactions or Trust communications.

The Trust's service providers are making changes to their computer systems to fix any Year 2000 problems. In addition, they are working to gather information from third-party providers to determine their Year 2000 readiness.

Year 2000 problems could also increase the risks of the Trust's investments. To assess the potential effect of the Year 2000 problem, the Investment Adviser is reviewing information regarding the Year 2000 readiness of issuers of securities that the Trust may purchase.

The financial impact of these issues for the Trust is still being determined. There can be no assurance that potential Year 2000 problems would not have a material adverse effect on the Trust.


MANAGEMENT AND ORGANIZATION

Trustees

Under the terms of the Declaration of Trust establishing the Trust, which is governed by the laws of the Commonwealth of Massachusetts, the Trustees of the Trust are ultimately responsible for the management of its business and affairs. The Statement of Additional Information contains background information regarding each Trustee and executive officer of the Trust.


Investment Adviser

The Investment Adviser, Anchor Investment Management Corporation (formerly known as Meeschaert Investment Management Corporation), manages the Trust's investments and affairs, subject to the supervision of the Trustees. Its principal services to the Trust are managing the investment and reinvestment of the Trust's assets and providing, either directly or through a sub-administrator, various administrative services to the Trust, including the provision of all necessary office facilities, equipment and personnel for administering the business of the Trust. The Investment Adviser has been engaged continuously in the investment management business, including the management of investment company assets, since 1983. The principal offices of both the Trust and the Investment Adviser are located at 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612.

The person who is primarily responsible for the day-to-day management of the Trust's portfolio is Paul Jaspard, who is a Vice President of the Investment Adviser. Mr. Jaspard is president of Linden Investment Advisors, S.A., an investment advisory firm headquartered in Belgium. He has managed other portfolios for the Meeschaert organization (described below) for more than fifteen years. He has been in the investment counseling business for more than twenty years, giving investment advice to a wide variety of individual and institutional clients. For its service under its Investment Advisory Contract with the Trust, the Investment Adviser receives a fee, payable monthly, calculated at 1.50% per annum of the average daily net assets of the Trust. This fee is higher than that of most other investment companies. For the fiscal year ended December 31, 1998, the Investment Adviser received investment advisory fees of $69,013 for its services to the Trust.

The Investment Adviser and Meeschaert & Co., Inc., the Trust's principal underwriter, are affiliated through common control with Societe D'Etudes et de

Gestion Financieres Meeschaert, S.A., one of France's largest privately-owned investment management firms. The Meeschaert organization was established in Roubiax, France in 1935 by Emile C. Meeschaert, and presently manages, with full discretion, approximately $1.5 billion (including $250 million in French mutual funds) for about 8,000 individual and institutional customers.


SHAREHOLDER INFORMATION

Purchase of Shares

You may purchase Trust shares directly from the Distributor, Meeschaert & Co., Inc., 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612. An application for your use in making an initial investment in the Trust is included in the back of the Prospectus.

Investment Minimums

       To establish a new account, the minimum investment is $500. There is no minimum for shareholders who make additional investments to existing accounts.

       To exchange other securities for Trust shares, the minimum investment is $5,000. See "EXCHANGES" below.


Share Price

The Trust's share price is its net asset value next determined after the Distributor receives and accepts your order. The Trust calculates its net asset value as of 12:00 noon Eastern Time on each day on which the New York Stock Exchange is open for trading. The Trust may determine net asset value on a day on which the New York Stock Exchange is closed but the Trust is open for business if an event occurs that might materially affect net asset value.

In calculating net asset value, the Trust uses market prices of securities traded on U.S. or foreign securities exchanges when available. The market price of a security is equal to the last known sale price, or if there has been no sale of the security, the known current bid price. If a particular security's market price is not available, the Trust will determine the appropriate price based on its "fair value". This means that the Trust may value such securities at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees. The market prices of all of the Trust's investments are added together, liabilities of the Trust are deducted from the total, and the resulting amount is divided by the number of shares outstanding.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its net asset value, the Trust values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the time when the net asset value of the Trust is calculated. All assets and liabilities of the Trust denominated in foreign currencies are valued in U.S. dollars based on the exchange rate last quoted by a major bank prior to the time when the net asset value of the Trust is calculated.

Exchanges of Shares

The Trust will accept common or preferred stock of companies acceptable to the Investment Adviser in exchange for shares of the Trust. The minimum value of securities accepted for deposit is $5,000. The Trust will value securities accepted for exchange in the same manner provided for valuing its portfolio securities (see "Share Price" above).

If the Trust, upon acceptance of securities for exchange of fund shares, determines to sell these securities, the Trust will pay any liquidation costs involved in disposing of these securities.

You should forward securities for exchange, in proper form for transfer to the Trust, together with a completed and signed letter of transmittal in approved form (available from the Distributor) to the Trust's custodian as follows:

      Investors Bank & Trust Company
      Financial Product Services Group
      Attn:  Anchor Strategic Assets Trust
      200 Clarendon Street, 16th Floor
      Boston, Massachusetts 02116

Exchanges of shares must be done as follows:

   1. You must forward all securities under a single Letter of Transmittal. In certain instances indicated in the instructions to the Letter of Transmittal, multiple Letters of Transmittal must be attached and transmitted as a single exchange. The Trust may reject securities presented for exchange for any reason, and will only accept securities which are delivered in proper form.

   2. If you wish to exchange securities for Trust shares, your securities must not be subject to any restrictions that would affect their resale by the Trust for any reason. The Trust will not accept securities for exchange if, in the opinion of its counsel, acceptance would violate any federal or other law affecting the Trust. The Trust may reject securities for any reason.

   3. If you are contemplating an exchange of securities for Trust shares, you or your representative should contact the Distributor before you forward the securities so that the Distributor can determine in advance whether the securities are acceptable to the Trust.

   4. If the Trust finds that securities presented for exchange are in good order only in part, the Trust may issue the appropriate number of Trust shares for that part and return the balance to you. The Trust will issue a confirmation for Trust shares to you after securities that it has accepted for exchange have cleared for transfer to the Trust. Certificates will not be issued unless you so request.

   5. By tendering securities for exchange, you agree to accept the determination of their market value that the Trust makes at the time it determines the Trust's net asset value per share. The number of shares of the Trust to be issued in exchange for other securities will be the value of the accepted securities determined as described above, divided by the net asset value per Trust share next determined after the Trust's acceptance of the securities.

   6. You may realize a gain for federal income tax purposes in connection with your exchange of securities for Trust shares. You should consult your tax advisor about the tax consequences of exchanging securities for Trust shares.

Redemption and Repurchase of Shares

You may require the Trust to redeem your shares. The Trust also maintains a continuous offer to repurchase its shares. Redemptions and repurchases will be made in the following manner:

      1. You may mail or present a written request written request that the Trust redeem your shares to the Trust's transfer agent at 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612. If you have share certificates, you should properly endorse them and include them with your request. The redemption price will be the net asset value next determined after the Trust receives your request and/or certificates.

      2. Your broker may present your request for repurchase to the Trust. The repurchase price will be the net asset value next determined after the Trust receives the request. If the broker receives the request before 12:00 p.m. Eastern Time and transmits it to the Trust before 1:00 p.m. Eastern Time the same day, the repurchase price will be the net asset value determined as of 12:00 p.m. Eastern Time that day. If the broker receives the request after 12:00 p.m., the repurchase price will be the next asset value determined as of 12:00 p.m. Eastern Time the following day. If you use a broker, the broker may charge a reasonable fee for his services.

The Trust will pay you for shares that it redeems or repurchases within seven days after it receives your shares, or other required documents, properly endorsed. Your signature on an issued certificate must be guaranteed by a commercial bank or trust company or by a member of the New York, American, Pacific, Boston or Chicago Stock Exchange. The Trust will not accept a signature guarantee by a savings bank or savings and loan association or notarization by a notary public.

To  ensure  proper  authorization,   the  Trust's  transfer  agent  may  request
additional documents. These may include stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority or waiver of tax (required in some states from selling or exchanging estates before redeeming shares).

There are no circumstances under which the Trust may redeem shares automatically without action by the shareholder.

The right of redemption may be suspended or the payment date postponed at certain times. These include days when the New York Stock Exchange is closed for other than customary weekend and holiday closings, when trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or for any period when an emergency (as defined by rules of the Commission) exists, or during any period when the Commission has, by order, permitted a suspension. In case of a suspension of the right of redemption, a shareholder who has rendered a certificate for redemption through a broker may withdraw his request or certificate. Otherwise, he will receive payment of the net asset value determined next after the suspension has been terminated.

You may receive more or less than you paid for your shares, depending on the net asset value of the shares at the time of redemption or repurchase.

Redemptions in Kind

Under unusual circumstances, when the Board of Trustees deems it in the best interests of the Trust's shareholders, the Trust may pay for shares repurchased or redeemed partly or entirely in securities or other assets of the Trust taken at current values. If any such redemption in kind is to be made, the Trust intends to make an election pursuant to Rule 18(f)(1) under the Investment Company Act of 1940. This will require the Trust to redeem with cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Trust's net assets at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000). If payment is made in securities, the redeeming shareholder may incur brokerage costs in converting his securities to cash.

Services for Shareholders

Open Accounts: For your convenience, all shares of the Trust registered in your name are automatically credited to an Open Account maintained for you on the books of the Trust. All shares that you acquire will be credited to your Open Account and share certificates will not be issued unless you so request. Certificates representing fractional shares will not be issued in any case. You may surrender certificates previously acquired to the Trust's transfer agent. These certificates will be canceled and the shares so represented will continue to be credited to your Open Account.

Each time shares are credited to or withdrawn from your Open Account, you will receive a statement showing the details of the transaction and your then current balance of shares. Shortly after the end of each calendar year you will also receive a complete annual statement of your Open Account, as well as information as to the Federal tax status of dividends and capital gain distributions, if any, paid by the Trust during the year.

You may transfer shares credited to an Open Account upon proper written instructions to the Trust's transfer agent. You may also redeem or sell shares in the manner shown under the "Redemption and Repurchase of Shares."

Invest-By-Mail: An Open Account provides a single and convenient way of setting up a flexible investment program for the accumulation of shares of the Trust. You may purchase additional shares for your Open Account at any time by sending a check (payable to the order of the Trust) to Anchor Investment Management Corp. Shareholders Services, Attn: Anchor Strategic Assets Trust, 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612 (giving the full name or names of your account). The Trust will bear the cost of administering shareholders' Open Accounts as an expense of all its shareholders.

Distributions

The Trust currently intends to distribute any income dividends and capital gains distributions in additional Trust shares or, if you elect, in cash. You may elect (1) to receive both dividends and capital gain distributions in additional shares or (2) to receive dividends in cash and capital gain distributions in additional shares or (3) to receive both dividends and capital gain distributions in cash.

You may change your distribution option at any time by notifying the Trust's transfer agent in writing. The new distribution option must be received by the Trust's transfer agent at least 30 days prior to the close of the fiscal year. If you have an account with a cash dividend option, and the Trust's transfer agent discovers that your address of record is not current, your account will be changed to reinvest both dividends and capital gains automatically.

Dividends and capital gain distributions received in shares will be made to the Trust's transfer agent, as your agent, and credited to your Open Account in full at the closing net asset value on the record date of the distributions.

Tax Consequences

Shareholders will be subject to federal income taxes on distributions made by the Trust whether they are received in cash or additional Trust shares. Distributions of net investment income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions of long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Trust. Dividends paid by the Trust will generally not qualify for the dividends received deductions for corporations. The Trust will notify shareholders each year of the amount of dividends and distributions, including the amount of any distribution of long-term capital gains.

The Trust's foreign investments may be subject to foreign withholding taxes. The Trust will be entitled to claim a deduction for such foreign withholding taxes for federal income tax purposes. However, any such taxes will reduce the income available for distribution to shareholders.

The Trust is required to withhold 20% of the dividends paid with respect to any shareholder who fails to furnish the Trust with a correct taxpayer identification number, who under-reported dividend or interest income, or who fails to certify to the Trust that he or she is not subject to such withholding. An individual's tax identification is his or her social security number.

Please consult your tax adviser for further information regarding your federal, state, and local tax liability.

OTHER INFORMATION


Custodian, Transfer Agent and Paying Agent

Investors Bank & Trust Company, Financial Product Services, 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116 is the Trust's custodian bank. The custodian bank receives and holds securities, cash and other assets of the Trust and also makes distributions on behalf of the Trust. In cases where foreign securities must, as a practical matter, be held abroad, the Trust's custodian bank and the Trust will make appropriate arrangements so that such securities may legally be so held abroad. The Trust's custodian bank does not decide on purchases or sales or portfolio securities or the making of distributions. As of April 1, 1999, Cardinal Investment Services, Inc., 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612, succeeded Anchor Investment Management Corporation, as the transfer agent and dividend-paying agent for the Trust.

Capitalization

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest, without par value, designated Common Shares, which participate equally in dividends and distributions. Issued shares are fully paid and non-assessable and transferable on the books of the Trust. The shares have no preemptive rights. The shares each have one vote and proportionate liquidation rights.

Additional Information

You can find more detailed information about the Trust, its investment strategies and risks of investing in the Trust in the Statement of Additional Information.

Shareholder Inquiries

For  further  information  about the  Trust,  you may call the Trust  collect at
(508)831-1171. You may address any written inquiries to Anchor Strategic Assets Trust, 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612.

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS
The following financial highlights will help you understand the Trust's financial performance for its past five fiscal years. Some of the information is presented on a per share basis. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Trust, assuming reinvestment of all dividends and distributions.

This information has been audited by Livingston & Haynes, P. C., whose report, along with the Trust's audited financial statements, is included in the Annual Report.

                                      Year ended December 31

                          ---------------------------------------------
                          1998      1997     1996     1995     1994
                          ---------------------------------------------

Net Asset Value,
Beginning of Year         $3.90     $4.86    $4.57    $4.48    $5.43
-----------------------------------------------------------------------
Income From Investment
Operations:

Net Investment Income     (0.03)    (0.10)   (0.02)   (0.03)   4.46
Net realized and
unrealized gain(loss)
on investments             0.10      (0.86)   0.31     0.12     (5.41)
-----------------------------------------------------------------------
Total income from
investment Operations     (0.07)    (0.96)   0.29     0.09     (0.95)
-----------------------------------------------------------------------

Less Distributions::

Dividends from net
investment Income         (0.08)    --       --       --       --
Distributions from
capital gains              --       --       --       --       --
-----------------------------------------------------------------------
Total distributions       (0.08)    --       --       --       --
Net Asset Value, End
of Year                   $3.89     $3.90    $4.86    $4.57    $4.48
-----------------------------------------------------------------------
Total Return              1.31%     (19.75%) 6.35%    2.01%    (17.50%)
-----------------------------------------------------------------------

Ratios/Supplemental Data:

Net assets, end of year   $3.2      $4.6     $8.1     $5.4     $4.6
(in millions)
Ratio of expenses to
average net assets        2.54%     2.35%    1.98%    1.99%    2.19%
Ratio  of net  income
to average Net assets    (0.19%)   (0.40%)  (1.49%)  (1.10%)  (1.24%)
Portfolio turnover rate    60%       21%      37%      12%      42%

                          ANCHOR STRATEGIC ASSETS TRUST
                                  (the "Trust")
                      MEESCHAERT & CO., INC.
                                 ("Distributor")
                       APPLICATION AND REGISTRATION FORM1
                               Send Application to
   Meeschaert & Co., Inc., 579 Pleasant Street, Suite 4, Paxton,
                               Massachusetts 01612

                                                      Date:_____________

I.   ACCOUNT REGISTRATION:

[GRAPHIC OMITTED] New: Social Security or Tax Number_____________________
                  (if two names below, circle which one has this number.)

[GRAPHIC OMITTED] Existing: Account Number ______________________________
                  (from your latest statement - vital for identification.)

Name(s)__________________________________________________________________
      (Type or print exactly as they are to appear on the Trust's records.)

Street __________________________________________________________________

City ________________________ State ______________________ Zip __________
 If address outside the U.S.A., please circle I (am) (am not) a citizen of the U.S.A.

If registration requested in more than one name, shares will be registered as "Joint Tenants with Rights of Survivorship" unless otherwise instructed.

II.  BASIS FOR OPENING NEW ACCOUNT:

[GRAPHIC OMITTED] A check for $_______________ payable to the Trust attached.
        or
[GRAPHIC OMITTED] Shares _______________ recently purchased on __________
                           (number)                              (date)

Distribution Option: (exercisable only by holders of Common Shares) Check only one. If none checked, option A will be assigned.
[GRAPHIC OMITTED] A. Dividends and capital gains in additional full and fractional shares credited to shareholder's account, no certificates issued.
      OR
[GRAPHIC OMITTED] B. Dividends in cash; capital gains in additional full and fractional shares credited to shareholder's account; no certificates issued.
      OR
[GRAPHIC OMITTED] C. Dividends in cash; capital gains in cash. (Certificates will be issued to shareholders requesting such in writing from the Transfer Agent.)

III. INVEST-BY-MAIL SERVICE: for periodic share accumulation (whether or not dividends are received in shares)

[GRAPHIC OMITTED] Please check if you wish to utilize the Trust's Invest-By-Mail Service. This is a voluntary service involving no extra charge to the shareholder, and it may be changed or discontinued at any time.

IV.  SHAREHOLDER'S   SIGNATURE:   Should  be  the  same  as  name  in  Account
Registration.

__________________________________     ________________________________________
            Signature                         Signature of Co-Owner (if any)

(I have received a current prospectus of the Trust and I understand that my account will be covered by the provisions on the reverse side of this Application.I also understand that I may terminate any of these services at any time.)


DEALER AUTHORIZATION:
                                    (please print)


                                    Representative

_________________________________    ______________________________________
        Dealer's Name                     (Representative's Name)

_________________________________    ______________________________________
        Home Office Address          Telephone Number(Representative's Number)


                                     Branch Office:

_________________________________    ______________________________________
City        State             Zip             Address


_________________________________    ______________________________________
Authorized Signature of Dealer       City   State       Zip

_________________________________
Telephone Number

                          ANCHOR STRATEGIC ASSETS TRUST


For investors who want more information about the Trust, the following documents are available free upon request:

Annual Reports: Additional information about the Trust's investments is available in the Trust's annual report to shareholders. The Trust's annual report includes a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information and is incorporated into this Prospectus by reference.

                You can get free copies of the Trust's annual reports and SAIs by writing or calling the Trust collect at:

                Anchor Strategic Assets Trust
                579 Pleasant Street, Suite 4
                Paxton, Massachusetts  01612
                Telephone (collect):(508) 831-1171
                Fax:                (508) 831-1191

You can also review the Trust's reports and SAIs at the Public Reference Room of the Securities and Exchange Commission.

You can obtain copies from the Securities and Exchange Commission as follows:

                For a fee, by writing to or calling the Commission's Public Reference Room, Washington, D.C. 20549
                Telephone:  1-800-SEC-0330

                Free from the Commission's Internet website at http://www.sec.gov.









                           Investment Company Act File No. 811-5963

                          ANCHOR STRATEGIC ASSETS TRUST
                          579 Pleasant Street, Suite 4
                           Paxton, Massachusetts 01612
                                 (508) 831-1171


                       STATEMENT OF ADDITIONAL INFORMATION

                                Dated May 1, 1999

This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the current Prospectus of Anchor Strategic Assets Trust (the "Trust") dated May 1, 1999, and the financial statements contained in the Trust's Annual Report for the year ended December 31, 1998. The Trust's Annual Report is incorporated by reference in this SAI. You may obtain the Trust's Prospectus and Annual Report without charge by writing or calling the Trust collect at 508-831-1171.

                                TABLE OF CONTENTS
THE TRUST.......................................................B-1
INVESTMENT STRATEGIES AND RISKS.................................B-1
      Investment Strategy ......................................B-1
      Option  Transactions   Involving  Portfolio   Securities  and
      Securities Indices........................................B-2
      Index Options ............................................B-4
      Risks of Options on Indices ..............................B-4
      Options on Foreign Currencies ............................B-5
      Risks of Foreign Currency Option Activities ..............B-7
      Special Risks of Foreign Currency options ................B-8
      Financial and Precious  Metals Futures  Contracts and Related
      Options ..................................................B-9
      Limitations on Futures Contracts and Related Options.....B-11
      Risks Relating to Futures Contracts and Related Option...B-11
      Other Investment Companies...............................B-13
      Lending..................................................B-13
      Repurchase Agreements....................................B-13
      Investment Risks.........................................B-13
      Investment Strategy......................................B-14
      Foreign Investments......................................B-14
      Precious Metals..........................................B-14
      Risks Relating to Repurchase Agreements..................B-16
      Prepayments Risks Associated with GNMA Certificates......B-16
PORTFOLIO TURNOVER.............................................B-16
INVESTMENT RESTRICTIONS........................................B-17
MANAGEMENT OF THE TRUST........................................B-18
     Officers and Trustees.....................................B-18
     Compensation of Officers and Trustees.....................B-20
     Principal Holders of Securities...........................B-20
     Investment Adviser........................................B-20
     Investment Advisory Contract..............................B-21
     Administrator.............................................B-22
     Principal Underwriter.....................................B-23
     Rule 12b-1 Plan...........................................B-23
CAPITALIZATION.................................................B-24
PURCHASE, REDEMPTION AND PRICING OF SHARES.....................B-25
      Purchase of Shares.......................................B-25
      Determination of Net Asset Value.........................B-25
      Redemption and Repurchase of Shares......................B-26
      Redemptions in Kind......................................B-26
DISTRIBUTIONS .................................................B-27
TAXES..........................................................B-27
      General..................................................B-27
      Tax Treatment of Options.................................B-28
PORTFOLIO SECURITY TRANSACTIONS ...............................B-30
OTHER INFORMATION..............................................B-31
      Custodian, Transfer Agent and Dividend-Paying Agent .....B-31
      Independent Public Accountants ..........................B-32
      Registration Statement ..................................B-32
FINANCIAL STATEMENTS...........................................B-32

THE TRUST

Anchor Strategic Assets Trust (Trust) is a non-diversified, open-end management investment company that was established as an unincorporated business trust under the laws of Massachusetts by a Declaration of Trust dated September 22, 1989. The Trustees amended the Declaration of Trust in 1990 to change the name of the Trust from Meeschaert Strategic Assets Trust to Anchor Strategic Assets Trust.

INVESTMENT STRATEGIES AND RISKS

The Trust's Prospectus describes the investment objectives and policies of the Trust. The Prospectus also briefly describes specialized techniques that the Trust may use in order to achieve its investment objectives. There can be no assurance that the Trust will achieve its investment objectives. The following discussion is intended to provide further information concerning investment techniques and risk considerations which the Investment Adviser believes to be of interest to investors.

Investment Strategy

The Trust's investments will vary depending upon whether the Investment Adviser anticipates an inflationary or deflationary economic cycle.

The Investment Adviser's determination as to whether the economy is inflationary or deflationary will be made based upon constant study of numerous economic and monetary factors. These factors will include, but not necessarily be limited to:

      -actual and anticipated  rates of change in the CPI over specified periods of time;
      -actual and anticipated changes and rates of change in the U.S. dollar in relation to other key currencies, e.g., the German mark, the British pound and the Japanese yen;
      -actual and anticipated changes, and rates of change, in short and long-term interest rates and real interest rates, i.e., inflation adjusted interest rates;
      -actual and anticipated changes in the money supply; and -actual and anticipated governmental fiscal and monetary policy.

Investment in precious metals and related securities in anticipation of inflationary periods is intended not only to preserve capital in the projected ensuing inflationary period, but also to provide opportunity for capital appreciation of the precious metals and related investments during such inflationary period. The broad range of precious metals and currency related investment vehicles that may be utilized by the Trust during such inflationary periods is intended to allow the Trust the widest possible latitude in attempting to determine the most attractive investment posture for the current period.

Investment in U.S. and other government securities in anticipation of deflationary periods is intended to preserve capital, while providing a relatively secure income, and to provide an opportunity for capital appreciation if interest rates decline in such deflationary periods.

The Investment Adviser believes that by not remaining fully invested in gold and silver and other precious metals or securities tied to their value during periods of deflation, the Trust can avoid declines in the price of precious metals that typically occur during such periods and, at the same time, obtain the benefit of the increase in value of debt instruments that typically occurs when interest rates decline during such periods, thereby enhancing the Trust's potential to achieve its investment objective of capital appreciation. Investment in U.S. and other government securities in anticipation of deflationary periods is intended to preserve capital, while providing a relatively secure income, and to provide an opportunity for capital appreciation if interest rates decline in such deflationary periods.

U. S. government securities include Treasury bills, notes and bonds, which differ in their interest rates, maturities, and times of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds have maturities of greater than ten years at the date of issuance. U.S. government securities also include obligations of agencies and instrumentalities of the U.S. government. Agencies and instrumentalities of the U.S. government include, but are not limited to:
Federal Land Banks; Farmers Home Administration; Central Bank of Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; and Federal National Mortgage Association. Some obligations of the U.S. government agencies and instrumentalities, such as Treasury bills, government National Mortgage Association (GNMA) certificates, are supported by the full faith and credit of the United States; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. These securities are not insured by the U.S. government and there can be no assurance that the U.S. government will support an instrumentality it sponsors. The Trust will invest in the securities issued by such an instrumentality only when its Investment Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable investments.

If, in the opinion of the Investment Adviser, there are periods of less favorable economic and/or market conditions, such as when there is no discernible trend in the rate of change in the Consumer Price Index and other leading economic indicators offer no evidence of inflationary or deflationary trends, then, for temporary defensive purposes, the Trust may invest in short-term U.S. government securities and other money market instruments, cash or cash equivalents. Money market instruments include high-grade commercial paper (promissory notes issued by corporation to finance their short-term credit needs), negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and repurchase agreements. Investments in commercial paper will be rated Prime-1 by Moody's Investors Services, Inc. or A-1 by Standard & Poor's or F-1 by Fitch Investors Service, Inc., which are the highest ratings assigned by these agencies. Money market instruments will be limited to U.S. dollar denominated instruments which are rated in the top two categories by an independent nationally recognized rating organization or, if not rated, are of comparable quality as determined by the Trustees. Investments in bank instruments will be in instruments which are issued by U.S. or foreign banks having capital and undivided surplus at the time of investment of $200,000,000 or more and which mature in one year or less from the date of acquisition.

To achieve its investment objective, the Trust may also use specialized investment techniques by engaging in a variety of transactions including transactions in options on securities, securities indices and currencies, transactions in financial futures contracts and related options, loans of portfolio securities, transactions in repurchase agreements. The use of derivatives involves special risks and may result in losses to the Trust.

A portion of the Trust's net asset value may be invested in debt securities of non-U.S. issuers. Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United

States. There is usually less public information available about foreign companies than about U.S. companies. Foreign financial markets may also have fewer investor protections. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors. Due to these risk factors, foreign securities may be more volatile and less liquid than similar securities traded in the U.S. In particular, investments in foreign securities are subject to the following specific risks:

      Country Risk. Debt securities market movements in any country will likely affect the value of the securities the Trust owns which trade in that country. These movements will affect the Trust's share price.

      The political, economic and social structures of some countries in which the Trust invests may be less stable and more volatile than those in the
      U. S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets and punitive taxes.

      The Trust's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of legal, business and social frameworks to support securities markets. Typically, investments by the Trust in developing or emerging markets constitute less than 5% of the Trust's total assets.

      Company Risk. Foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U. S. companies and their stocks may not be as liquid as stocks of similar U.S. companies. Foreign stock exchanges, brokers and companies generally have less government supervision and regulation that in the U.S. The Trust may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S.
      companies in U.S. courts.

      Currency. Many of the Trust's investments are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of securities the Trust owns and the Trust's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment denominated in that country's currency loses value because that currency is worth fewer U.S. dollars.

      Euro. On January 1, 1999, the European Monetary Union introduced a new single currency, the euro. The euro will replace the national currency for participating member countries. The Trust's investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting, will be affected.

Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. Also, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the Trust may hold in its portfolio, and their impact on the value of Trust shares. To the extent the Trust holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S.
dollar.

oOptions Transactions Involving Portfolio Securities and Securities Indices

The writing of call option contracts and the purchasing of put options is a highly specialized activity which involves investment techniques and risks different from those ordinarily associated with investment companies. The Investment Adviser believes that the assets of the Trust may be increased by realizing premiums from the writing of call options and by purchasing put options with respect to securities held by the Trust.

The Trust may write call option contracts or purchase put or call options with respect to portfolio securities and with respect to securities indices at such times as its management determines to be appropriate.

Call options are written and put options are purchased solely as covered options (a call is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges ), or has the right to acquire such securities through immediate conversion of securities, and such options (which generally correspond to the securities represented by the index in the case of index options) on domestic securities are generally listed on a national securities exchange.

Exchanges on which such options currently are traded are the Chicago Board of Options Exchange and the American, Pacific, and Philadelphia Stock Exchanges. Options on foreign securities and some domestic securities may not be listed on any domestic or foreign exchange.

The Trust receives a premium on the sale of an option, but gives up the opportunity to profit from any increase in the price of the security or representative securities in the case of an index option above the exercise price of the option. The Trust pays a premium upon the purchase of an option, which may be lost if the option proves to be of no ultimate value.

There can be no assurance that the Trust will always be able to close out options positions at acceptable prices. The Trust will write or purchase such options only where economically appropriate as a hedging technique to reduce the risks in management of its portfolio, and to preserve the Trust's net asset value, and not for speculative purposes (i.e., not for profit). In no event will the Trust purchase such options where the value of the options, either singly or in the aggregate, would exceed 50% of the value of the Trust's assets at the time of purchase.

The Trust may also purchase put and call options for a premium. The Trust may sell a put or call option which it has previously purchased prior to the sale of the underlying security. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

When a security is sold from the Trust's portfolio, the Trust effects a closing call purchase or put sale transaction so as to close out any existing option on the security. A closing transaction may be made only on an Exchange or other market which provides a secondary market for an option with the main exercise price and expiration date. There is no assurance that a liquid secondary market on an Exchange or otherwise will exist for any particular option or at any particular time, and for some options no secondary market on an Exchange or otherwise may exist. If the Trust is unable to effect a closing transaction, in the case of a call option, the Trust will not be able to sell the underlying security until the option expires or the Trust delivers the underlying security upon exercise.

The Trust pays brokerage commissions in connection with the writing and purchasing of options and efficient closing transactions, as well as for purchases and sales of underlying securities. The writing of options could result in significant increases in the Trust's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

If a call option expires on its stipulated expiration date or if the Trust enters into a closing purchase transaction, the Trust will realize a gain (or less if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. If a call option is exercised, the Trust will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received.

Because the Trust intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, the Trust may be subject to other restrictions on the Trust's ability to enter into option transactions may apply from time to time. See "Taxes--Tax Treatment of Options and Futures Transactions."

oIndex Options

The Trust may purchase put or call index options. A call option on a securities index is similar to a call option on an individual security, except that the option's value depends on the weighted value of the group of securities constituting the index. Also, all settlements on index options are made in cash. When the Trust purchases index options, a multiplier is used. A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

The Trust currently trades index options relating to, among others, the Standard & Poor's 100 and 500 Composite Stock Price Indices and Gold/Silver Index. The Trust may write call options and purchase put and call options on any other traded indices. Call options on securities indices written by the Trust will be "covered' by identifying the specific portfolio securities being utilized. A call is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges ), or has the right to acquire such securities through immediate conversion of securities.

To secure the obligation to deliver the underlying securities in the case of an index call option written by the Trust, the Trust will be required to deposit qualified securities. A "qualified security" is a security against which the Trust has not written a call option and which has not been hedged by the Trust by the sale of a financial futures contract.

If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, the Trust will deposit an amount of cash or liquid assets equal in value to the amount by which the call is "in-the-money" (when the market price of the index is above the exercise price of the call) times the multiplier times the number of contracts. Any amount segregated may be applied to the Trust's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the contract index value times the multiplier times the number of contracts.

oRisks of Options on Portfolio Securities and Indices

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Trust will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment, rather than movements in the price of an individual security. Accordingly, successful use by the Trust of options on indices will be subject to the Investment Adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.

Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, the Trust would not be able to close out options which it has purchased or written and, if restriction on exercise were imposed, might be unable to exercise an option it purchased, which could result in substantial losses to the Trust. However, it is the Trust's policy to purchase or write options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance. Further, unlike call writing on portfolio securities, the writer cannot provide in advance for its potential settlement obligation by holding the underlying securities.

Price movements in securities in the Trust's portfolio will not correlate perfectly with movements in the level of the index. Therefore, the Trust bears the risk that the price of the securities held by the Trust may not increase as much as the index. In this event, the Trust would bear a loss on the call which would not be completely offset by movements in the prices of the Trust's portfolio securities. It is also possible that the index may rise when the Trust's portfolio securities do not. If this occurred, the Trust would experience a loss on the call which would not be offset by an increase in the value of its portfolio and also might experience a loss in its portfolio.

Unless the Trust has other liquid assets which will satisfy the exercise of a call on an index, the Trust will have to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Trust fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of the Trust's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

When the Trust has written a call on an index, there is also a risk that the market may decline between the time the Trust has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Trust is able to sell securities in its portfolio. As with options on portfolio securities, the Trust will not learn that a call has been exercised until the day following the exercise date. Unlike a call on a portfolio security in settlement, the Trust may have to sell part of its portfolio securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

If the Trust exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money," the Trust will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. The Trust may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price. The Trust may not be able to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

The Trust pays brokerage commissions in connection with the writing and purchasing of options and effecting closing transactions, as well as for purchases and sales of underlying securities. The writing of options may cause significant increases in the Trust's portfolio turnover rate, especially during periods when the market prices of the underlying securities appreciate.

oOptions on Foreign Currencies

The Trust may purchase put and call options on foreign currencies. The Trust may purchase such options where economically appropriate as a hedging technique to reduce the risks in management of its portfolio, and to preserve the Trust's net asset value, and not for speculative purposes (i.e., not for profit). In no event will the Trust purchase such options where the value of the options, either singly or in the aggregate, would exceed 50% of the value of the Trust's assets at the time of purchase.

A put option on a foreign currency is a short-term contract (generally having a duration of nine months or less) which gives the purchaser of the put option, in return for a premium, the right to sell the underlying currency at a specified price during the term of the option. A call option on a foreign currency is a short-term contract which gives the purchaser of the call option, in return for a premium, the right to buy the underlying currency at a specified price during the term of the option. The purchase of put and call options on foreign currencies is similar to the purchase of puts and calls on stocks.

Options on foreign currencies are currently traded in the United States on the Philadelphia Stock Exchange and the Chicago Board of Options Exchange. Foreign currencies options are currently traded in British pounds, Swiss francs, Japanese yen, Deutsche marks and Canadian dollars. The Trust may use foreign currency options to protect against the decline in the value of portfolio securities resulting from changes in foreign exchange rates, as the following examples illustrate:

1. In connection with the Trust's payment for securities of a foreign issuer at some future date in a foreign currency, the Trust may purchase call options on that foreign currency to hedge against the risk that the value of the foreign currency might rise against the U. S. dollar, which would increase the cost of the currency and the transaction.

      EXAMPLE: The Trust must pay for the purchase of securities of a Swiss issuer in Swiss francs. If the Trust is concerned that the price of Swiss francs might rise in price (in U. S. dollars) from, for example, $.4780, it might purchase Swiss franc June 48 call options for a premium of, for example, $.50 (i.e. $.005 per Swiss franc times 62,500 Swiss francs per contract, for a total premium of $312.50 -- plus transaction costs). This would establish a maximum cost for Swiss francs and thus the maximum cost in U.S. dollars for the Swiss securities. If Swiss francs subsequently appreciated to $.4950 and the premium on Swiss franc June 48 call options increased to, for example, $1.95 (for a total premium of $1,219.75), the Trust could sell the option at a profit ($1,219.75 less the original premium paid of $312.50 and transaction costs) to offset the increased cost of acquiring Swiss francs. Alternatively, the Trust could exercise the option contract. If the Swiss franc remained below $.48, the Trust could let its calls expire (losing its premium) and purchase the Swiss francs at a lower price.

2. The Trust may purchase foreign currency options to protect against a decline in the Trust's cash and short-term U.S.
government securities.

      EXAMPLE: The Trust may have investments in cash and in short-term U.S. government securities e.g., U.S. Treasury bills having maturities of less than one year). In order to hedge against a possible decline in the value of the U.S. dollar, the Trust might purchase Deutsche mark 40 calls. If the Deutsche mark appreciates above $.40, then the Trust could exercise its option contract and stabilize the value of its cash holdings and the underlying value of the U.S. Treasury bills in its portfolio as a result of the improved exchange rate between the Deutsche mark and the U.S. dollar.

As is the case with other listed options, the effectiveness of foreign currency options in carrying out the Trust's objective will depend on the exercise price of the option held and the extent to which the value of such option will be affected by changes in the exchange rates of the underlying currency. To terminate its rights in options which it has purchased, the Trust would sell an option of the same series in a closing sale transaction. The Trust will realize a gain or loss, which will be offset by a loss or gain on the U.S. dollar, depending on whether the sale price of the option is more or less than the Trust's cost of establishing the position. If the transaction is not completed, the option may be allowed to expire (causing loss of the option premium amount) or liquidated for any remaining value.

Foreign currency options purchased for the Trust will be valued at the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and offering prices. Options which are not actively traded will be valued at the difference between the option price and the current market price of the underlying security, provided that the put price is higher than such market price or the call price is lower than such market price. In the event that a put price is lower than the current market value of the underlying security, or a call price is higher than the current market value of the underlying security, then the option will be assigned no value.

Risks of Foreign Currency Option Activities

If a decline in the value of the Trust's portfolio is accompanied by a rise in the value of a foreign currency in relation to the U.S. dollar, the purchase of options on that foreign currency may generate gains which would partially offset the decline. However, if after the Trust purchases an option, the value of the Trust's portfolio moves in the opposite direction from that contemplated, the Trust may experience losses to the extent of premiums it paid in purchasing the options. This will reduce any gains the Trust would otherwise have. For this reason, as well as supply and demand imbalances and other market factors, the price movements of options on foreign currencies may not correspond to the price movements of the Trust's portfolio securities. In these cases, the Trust may incur losses on the options transactions.

The Trust's success in using options on foreign currencies depends, among other things, on the Investment Adviser's ability to predict the direction and volatility of price movements in the options markets as well as the general securities markets and on the Investment Adviser's ability to select the proper type time and duration of options. Although the Investment Adviser has prior experience in using currency options, this technique may not produce its intended results. The price movements of options relating to currencies purchased by the Trust may not correspond to the price movements of the Trust's portfolio securities and the options transactions.

Option positions on foreign currencies may be closed out only on an exchange or other market which provides a secondary market for options of the same series. Options on foreign currencies are currently traded in the United States on the Philadelphia Stock Exchange and the Chicago Board of Options Exchange. Trading in options on foreign currencies may be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, trading may be suspended after the price of an option has risen or fallen more than a specified maximum amount. Exercise of foreign currency options also could be restricted or delayed because of regulatory restrictions or other factors. The ability to establish and close out positions in foreign currency options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will continue. The Trust will not purchase foreign currency options on any exchange or other market unless and until, in the Investment Adviser's opinion, the market for such options has developed sufficiently. Although the Trust intends to purchase options only when there appears to be an active market for them, there can be no assurance that there will be a liquid market when the Trust seeks to close a particular option position. Accordingly, the Trust may experience losses as a result of its inability to close out an options position.

The Trust also may be generally restricted in the purchase and sale of options because the Trust intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. One of the requirements for this qualification is that less than 30% of the Trust's gross income must be derived from gains on securities held for less than three months. Accordingly, the Trust will be restricted in the purchasing of options on foreign currencies which expire in less than three months, and in effecting closing purchase or sale transactions relating to put options on foreign currencies which were purchased less than three months prior to such transactions. The Trust may also be restricted in the purchase of put options for the purpose of hedging underlying foreign currencies because of the application of the short sale holding period rules as to the underlying hedged currencies. Thus, the extent to which the Trust may engage in option transactions may be materially limited by this 30% test, by the additional Internal Revenue Code requirement that at least 90% of the Trust's gross income be derived from dividends, interest, and gains from the sale or other disposition of securities, and by other Internal Revenue Code requirements.

oSpecial Risks of Foreign Currency Options

In addition to the risks described above, there are special risks associated with foreign currency options, including the following:

1. The value of foreign currency options is dependent upon the value of foreign currencies relative to the U.S. dollar. As a result, the prices of foreign currency options may vary with changes in the value of either or both currencies. Thus, fluctuations in the value of the U.S. dollar will affect exchange rates and the value of foreign currency options, even in the case of an otherwise stable foreign currency. Conversely, fluctuations in the value of a foreign currency will affect exchange rates and the value of foreign currency options even if the value of the U.S. dollar remains relatively constant. Thus, the Trust must consider carefully factors affecting both the U.S. economy and the economy of the foreign country issuing the foreign currency underlying the option.

2. The value of any currency, including U.S. dollars and foreign currencies, may be affected by a number of complex factors applicable to the issuing country. These factors include the prevailing monetary policy of that country, its money supply, its trade deficit or surplus, its balance of payments, interest rates, inflation rates and the extent or trend of its economic growth. In addition, foreign countries may take a variety of actions, such as increasing or decreasing the money supply or purchasing or selling government obligations, which may have an indirect but immediate effect on exchange rates.

3. The exchange rates of foreign currencies (and therefore the value of foreign currency options) could be significantly affected, fixed or supported directly or indirectly by government actions. Any government intervention may increase risks to investors since exchange rates may not be free to fluctuate in response to other market forces.

4. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those likely to be involved in the exercise of individual foreign currency option contracts, investors who buy or write foreign currency options may be disadvantaged by having to deal in an odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots. Because this price differential may be considerable, it must be taken into account when assessing the profitability of a transaction in foreign currency options.

5. There is no systematic reporting of last sale information for foreign currencies. Reasonably current, representative bid and offer information available on the floor of the exchange on which foreign currency options are traded, in certain brokers' offices, in bank foreign trading offices, and to others who wish to subscribe for their information. There is, however, no regulatory requirement that those quotations be firm or revised on a timely basis. The absence of last sale information and the limited availability of quotations to individual investors may make it difficult for many investors to obtain timely, accurate data about the state of the underlying market. In addition, the quotation information that is available is representative of very large transactions in the interbank market and does not reflect exchange rates for smaller transactions. Since the relatively small amount of currency underlying a single foreign currency option would be treated as an odd lot in the interbank market (i.e., less than $5 million), available pricing information from that market may not necessarily reflect prices pertinent to a single foreign currency option contract. Investors who buy or sell foreign currency options covering amounts of less than $5 million can expect to deal in the underlying market at prices that are less favorable than for round lots.

6. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies. If the Options Clearing Corporation ("OCC") determines that these restrictions or taxes would prevent the orderly settlement of foreign currency option exercises or impose undue burdens on parties to exercise settlements, it is authorized to impose special exercise settlement procedures, which could adversely affect the Trust.

7. The interbank market in foreign currencies is a global, around-the-clock market. Therefore, in contrast with the exchange markets for stock options, the hours of trading for foreign currency options do not conform to the hours during which the underlying currencies are traded. (Trading hours for foreign currency options can be obtained from a broker.) To the extent that the options markets are closed while the market for the underlying currencies remain open, significant price and rate movements may take place in the underlying market that cannot be reflected in the options markets. The possibility of such movements should be taken into account in (a) relating closing prices in the options and underlying markets, and (b) determining whether to close out a short options position that might be assigned in an exercise that takes place after the options market is closed on the basis of underlying currency price movements at a later hour.

8. Since settlement of foreign currency options must occur within the country issuing that currency, investors through their brokers, must accept or make delivery of the underlying foreign currency in conformity with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents. The Trust may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country. Prior to the placing of any assets with a foreign custodian in connection with the settlement of foreign currency options, the Trustees of the Trust will determine that maintaining such assets in a particular country or countries is consistent with the best interests of the Trust and its shareholders,  and  that  maintaining  such  assets  with a  particular  foreign custodian is consistent with the best interests of the Trust and its shareholders. The Trust will approve, as consistent with the best interests of the Trust and its shareholders, a written contract between the Trust and its foreign custodian. The Trustees will also establish a system to monitor such foreign custody arrangements. A majority of the Trustees, at least annually, will review and approve the continuance of such arrangements as consistent with the best interests of the Trust and its shareholders.

oFinancial  and  Precious  Metals  Futures  Contracts  and  Related
Options

While the Trust's fundamental policies permit the Trust to engage in financial and precious metals futures transactions, including the writing of covered call options and the purchase and sale of put and call options in connection therewith, the Trust may engage in such futures and related option transactions only for hedging purposes.

The Trust may not currently purchase or sell precious metals or financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Trust's existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of the Trust's total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or an option on a futures contract, an amount of cash, U.S. government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract, minus the Trust's initial margin deposit with respect thereto, will be deposited in a segregated account with the Trust's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

The Trust may use financial and precious metals futures contracts and related options to hedge against changes in currency exchange rates or in the market value of its portfolio assets or assets which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in the Trust's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, futures contracts may protect against an increase in the market price of assets which the Trust may wish to purchase in the future.

The Trust may purchase or sell any financial or precious metals futures contracts which are traded on an exchange or board of trade or other market. A United States public market presently exists in interest rate futures contracts on long-term U.S. Treasury bonds, U.S. Treasury notes and three-month U.S. Treasury bills. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contact trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed. Currency and precious metals futures contracts are also traded on various U.S. Exchanges or boards of trade. Options relating to U.S. futures contracts are generally also traded on the same exchanges or boards of trade.

In contrast to the situation where the Trust purchases or sells a security, the Trust does not deliver or receive a security upon the purchase or sale of a futures contract. Initially, the Trust will be required to deposit in a segregated account with its custodian bank an amount of cash or U.S. Treasury bills. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit on the contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates.
This process is known as marking to market.

The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

Although futures contracts by their terms call for actual delivery or acceptance of currencies or securities or other assets, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction.

A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller is immediately paid the difference and realizes a gain. If the offsetting purchase price exceeds the sale price, the seller immediately pays the difference and realizes a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain. If the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

The Trust will pay commissions on futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.

oLimitations on Futures Contracts and Related Options

The Trust may not currently engage in transactions in futures contracts or related options for speculative purposes, but only as a hedge against anticipated changes in exchange rates or the market value of its portfolio securities or other assets or securities or other assets which it intends to purchase. Also, the Trust may not currently purchase or sell precious metals or financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Trust's existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of the Trust's total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or an option on a futures contract, the trust must deposit an amount of cash, U.S. government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract minus the Trust's initial margin deposit with respect thereto in a segregated account with the Trust's custodian bank to collateralize fully the Trust's position and thereby ensure that it is not leveraged.

The Trust's ability to enter into futures contracts and related options also may be limited by the requirements of the Internal Revenue Code of 1986 for qualification as a regulated investment
company.   See   "Taxes--Tax   Treatment   of  Options  and  Futures
Transactions."

oRisks Relating to Futures Contracts and Related Options

The Trust may close out positions in futures contracts and related options only on an exchange or other market which provides a secondary market for such contracts or options. The Trust will enter into futures or related options positions only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures or related option contract at any specific time. Thus, it may not be possible to close out a futures or related option position. If there are adverse price movements in the Trust's futures positions, the Trust will continue to be required to make daily margin payments. In this situation, if the Trust has insufficient cash to meet daily margin requirements it may have to sell portfolio assets at a time when it may be disadvantageous to do so. In addition, the Trust may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Trust's ability to hedge its portfolio effectively.

There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in the market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Trust to incur additional brokerage commissions and may cause an increase in the Trust's portfolio turnover rate.

The successful use of futures contracts and related options also depends on the ability of the Trust's Investment Adviser to forecast correctly the direction and extent of currency exchange rate and market movements within a given time frame. To the extent exchange rate and market prices remain stable during the period the Trust holds a futures contract or option, or prices move in a direction opposite to that anticipated, the Trust may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, the Trust's total return for the period may be less than if it had not engaged in the hedging transaction.

The Trust's use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the currencies or securities or other assets which are being hedged. If the price of the futures contract moves more or less than the price of the currencies or securities or other assets being hedged, the Trust will experience a gain or loss which will not be completely offset by movements in the price of the currencies or securities or other assets. It is possible that, where the Trust has sold futures contracts to hedge its portfolio securities and other assets against a decline in the market, the market may advance and the value of securities held in the Trust's portfolio (or related currencies) may decline. If this occurred, the Trust would lose money on the futures contract and would also experience a decline in value in its portfolio securities and other assets. Where futures are purchased to hedge against a possible increase in the prices of securities or other assets before the Trust is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline. If this occurred, the Trust would lose money on the futures contract and the value of its portfolio securities would decline. If the Trust futures to hedge against a possible increase in the prices of securities before the trust is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, the market may decline. If the Trust then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Trust will realize a loss on the futures that would not be offset by a reduction in the price of securities purchased.

The market prices of futures contracts may be affected if participants in the futures market elect to close out their contract through offsetting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of currencies and securities and other assets and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for the Trust because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Trust while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

oOther Investment Companies

The Trust's purchase of securities of other investment companies results in the layering of expenses such that investors indirectly bear a proportionate share of the expenses of such investment companies including operating costs and advisory and administrative fees. The Trust will not invest more than 10% of its total assets in such securities.

oLending

The Trust may seek to increase its income by lending portfolio securities. Any such loan will be continuously secured by collateral at least equal to the market value of the security loaned. The Trust would have the right to call a loan and obtain the securities loaned at any time upon five days' notice. During the existence of a loan, the Trust would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive a fee, or the interest on investment of the collateral, if any.

The total value of the securities loaned at any time will not be permitted to exceed 30% of the Trust's total assets. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to U.S. domestic organizations deemed by the Trust's management to be of good standing and when, in the judgment of the Trust's management, the consideration to be earned justified the attendant risk.

oRepurchase Agreements

Repurchase Agreements are transactions in which the Trust buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Trust and is unrelated to the interest rate on the underlying instrument.

The Trust will effect repurchasing agreements only with large well-capitalized banks whose deposits are insured by the Federal Deposit Insurance Corporation and which have the capital and undivided surplus of at least $200,000,000. The instrument acquired by the Trust in these transactions (including accrued interest) must have a total value in excess of the value of the repurchase agreement and will be held by the Trust's custodian bank until repurchased.

The Trustees of the Trust will monitor the Trust's repurchase agreement transactions on a continuous basis and will require that the applicable collateral will be retained by the Trust's custodian bank. No more than an aggregate of 10% of the Trust's total assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and other investments subject to legal or contractual restrictions on resale, or which are not readily marketable. There is no limitation on the Trust's assets with respect to investments in repurchase agreements having maturities of less than seven days.

Investment Risks

Because of the following considerations, an investment in the Trust should not be considered a complete investment program (additional risk considerations are discussed below).

Investment Strategy

The success of the Trust's investment program will be dependent to a high degree on the Investment Adviser's ability to anticipate the onset and termination of inflationary and deflationary cycles. A failure to anticipate a deflationary cycle could result in the Trust's assets being disproportionately invested in precious metals. Conversely, a failure to predict an inflationary cycle could result in the Trust's assets being disproportionately invested in U.S. government securities. The success of the Trust's investment program will also be dependent to a high degree on the validity of the premise that the values of gold and other precious metals will move in a different direction than the values of U.S. government securities during period of inflation or deflation. If values of both precious metals and U.S. government securities move down during the same period of time, the value of the shareholder's investment will decline rather than stabilize or increase, as anticipated, regardless of whether the Trust is primarily invested in precious metals or U.S. government securities.

oForeign Investments

Investment on an international basis involves certain risks not involved in domestic investments, including fluctuations in foreign exchange rates, higher foreign brokerage costs, costs of currency conversion, currency blockage, different accounting standards, difficulty in obtaining foreign court judgments, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions.

Since the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments.

In addition, with respect to certain foreign countries there is the possibility of expropriation and nationalization of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investments in those countries. Interest and dividends, and possibly other amounts receive by the Trust in respect of foreign investments, may be subject to withholding and other taxes at the source, depending upon the laws of the county in which the investment is made.

oPrecious Metals

Any investment in gold and silver bullion and other precious metals is subject to certain risks. For example, dramatic upward or downward price movements may occur in gold or silver over short periods of time, influenced by many factors such as international tensions, oil price changes, interest rate policies, political uncertainties, rumors, supply and demand factors and lack of regulation. Furthermore, the value of these investments may be affected by such factors as the following:

1. Price Fluctuations: The price of gold has recently been subject to dramatic upward and downward price movements over short periods of time. Such prices have ranged from a low $37.39 per troy ounce on January 7, 1971 to a high of over $800 per troy ounce in 1980. Such prices have been influenced by, among other things, industrial and commercial demand, investment and speculation, and monetary and fiscal policies of central banks and governments and their agencies, including gold auctions conducted by the U.S. Treasury Department and the International Monetary Fund.

2. Concentration of Source of Supply and Control of Sales: At the current time there are only four major sources of supply of primary gold production, and their market shares cannot be readily ascertained. The Republic of South Africa, the United States, Australia and Russia are the four largest producers. Political and economic conditions affecting either country may have a direct impact on that country's sales of gold. The only legally authorized sales agent for gold produced in South Africa is the Reserve Bank of South Africa, which controls the time and place of any sale of South African bullion in accordance with its retention policies. The South African Ministry of Mines determines gold mining policy and has required mining companies to produce lower grades of ore when gold prices are rising. South Africa depends predominantly on gold sales for the foreign exchange necessary to finance its imports, so that its sales policy is necessarily subject to national economic and political developments.

3. Tax and Currency Laws: Changes in the tax or currency laws of the U.S. or of foreign countries may inhibit the Trust's ability to pursue, or may increase the cost of pursing, its precious metals investment program.

4. Unpredictable Monetary Policies, Economic and Political Conditions: The Trust's precious metals assets may be less liquid or the change in the value of such assets may be more volatile (and less related to general price movements in the United States securities markets) than would be the case with investments in the securities of larger U.S. companies, particularly because the price of gold and other precious metals may be affected by unpredictable international monetary policies, conditions of scarcity and surplus and speculation. For instance, major civil strife in South Africa could seriously influence the price of gold. In addition, the use of gold or Special Drawing Rights (which are also used by members of the International Monetary Fund for international settlements) to settle net deficits and surpluses in trade and capital movements between nations subjects the supply and demand of gold and therefore its price, to a variety of economic factors which normally would not affect other types of commodities.

5. New and Developing Market: Between 1933 and December 31, 1974, a gold market did not exist in the United States for individual investment purposes. Since the latter date, markets have been developing. Certain entities, including the U.S. Treasury and the International Monetary Fund, have from time to time conducted sales of relatively large amounts of gold bullion and may continue to do so from time to time in the future. Large purchases or sales of gold bullion, including sales by such banks and agencies or by the U.S. government, are likely to affect the price of gold bullion.

6. Lack of Regulation: The trading of gold bullion in the United States is not currently subject to existing rules which govern the trading of agricultural and certain other commodities and commodity futures. The absence of such regulation may adversely affect the continued development of an orderly market in gold bullion. The development of a regulated futures market in gold bullion might also affect the development of the market in and the price of gold bullion in the United States.

In addition to being affected by many of the same factors influencing the pricing of gold, silver prices may also be affected by labor relations in the silver and copper mining industries (a significant portion of U.S. silver ore production is a by-product of copper). Prices of other precious metals may be similarly and otherwise affected.

Since investments in precious metals do not generate any interest or dividends, the only source of return from such investments will be from any gains (less any losses) realized from sales of such metals. It is expected that any such income will be taxable as capital gain in the manner applicable to ordinary business corporations.

Prices at which gold and silver bullion and other precious metals are purchased or sold normally include dealer markups or markdowns, insurance expenses, assay charges and shipping costs. For example, all such charges under current market conditions for 400 troy ounces of gold bullion of at least 995/1000 purity do not generally in the aggregate exceed 2% of the price. Such costs and expenses may be a grater or lesser percentage of the price from time to time, depending on whether the price of gold bullion decreases or increases. Such charges will vary in respect of other precious metals. In addition, the Trust will incur ongoing storage costs for its precious metals.

oRisks Relating to Repurchase Agreements

The use of repurchase agreements involves certain risks. For example, if the seller under a repurchase agreement defaults on its obligation to repurchase the underlying instrument at a time when the value of the instrument has declined, the Trust may incur a loss upon its disposition. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a bankruptcy court may determine that the underlying instrument is collateral for a loan by the Trust and therefore is subject to sale by the trustee in bankruptcy.

Finally, it is possible that the Trust may not be able to substantiate its interest in the underlying instrument. While the Trust's Trustees acknowledge these risks, it is expected that they can be controlled through careful monitoring procedures.

oPrepayment Risks Associated with GNMA Certificates

GNMA certificates have yield and maturity characteristics corresponding to the underlying mortgage loans. Thus, unlike U.S. Treasury bonds, which pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on GNMA certificates include both interest and a partial prepayment of principal. Additional prepayments of principal may result from the prepayment, refinancing or foreclosure of the underlying mortgage loans. Although maturities of the underlying mortgage loans range up to 30 years, such prepayments shorten the effective maturities to approximately 12 years (based upon current government statistics). GNMA certificates currently offer yields higher than those available from other types of U.S. government securities, but because of the prepayment feature may be less effective than other types of securities as a means of "locking in" attractive long-term interest rates. This is caused by the need to reinvest prepayments of principal generally and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. As a result, GNMA certificates may have less potential for capital appreciation during periods of declining interest rates than other investments of comparable maturities, while having a comparable risk of decline during periods of rising interest rates.

There are certain other risks associated with GNMA certificates. Prepayments and scheduled payments of principal will be reinvested at prevailing interest rates which may be less than the rate of interest for the securities on which such payments are made. When prevailing interest rates rise, the value of the GNMA security may decrease as do other debt securities, but when prevailing interest rates decline, the value of GNMA securities is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of GNMA securities. If a GNMA certificate is purchased at a premium above principal because its fixed rate of interest exceeds the prevailing level of yields, the premium is not guaranteed and a decline in value to par may result in a loss of the premium especially in the event of prepayments.

Portfolio Turnover

The Trust will generally purchase securities for possible long-term appreciation and not for short-term trading profits. However, when the Investment Adviser deems changes appropriate, it will not be limited by the rate of portfolio turnover. The Trust's annual portfolio turnover rate will normally not exceed 50%. A rate of turnover of 100% could occur, for example, if the value of the lesser of purchases and sales of portfolio securities for a particular year equaled the average monthly value of portfolio securities owned during the year (excluding short-term securities).

If the Trust has a high rate of portfolio turnover, it will pay greater brokerage commissions and other costs. The Trust must bear these increased costs directly and thus its shareholders will bear them indirectly. There may also be the realization of larger amounts of short-term capital gains which are taxable to shareholders as ordinary income.

The portfolio turnover rates for the years 1998 and 1997 were 60% and 21%, respectively.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions which are fundamental policies and cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Trust. This means the lesser of either (i) a majority of the outstanding shares of the Trust or (ii) 67% or more of the shares represented at a meeting if more than 50% of such shares are present or represented by proxy at the meeting):

1. The Trust will not purchase any securities (other than securities of the U.S. government, its agencies, or instrumentalities) if as a result more than 5% of the Trust's total assets (taken at current value) would then be invested in securities of a single issuer.

2. The Trust will not make loans, except that the Trust may (a) purchase a portion of an issue or publicly distributed bonds, debentures, or similar debt securities (including so called "repurchase agreements" whereby the Trust's cash is, in effect, deposited on a secured basis with a bank for a period and yields a return; provided, however, that no more than an aggregate of 10% of the Trust's total assets, immediately after such investment, will be invested in repurchase agreements having maturities longer than seven days and other investments subject to legal or contractual restrictions on resale, or which are not readily marketable), and (b) lend portfolio securities upon such conditions as may be imposed from time to time by the Securities and Exchange Commission, provided that the value of securities loaned at any time may not exceed 30% of the Trust's total assets.

3. The Trust will not borrow in excess of 5% of its total assets, taken at market or other fair value, at the time such borrowing is made, and any such borrowing may be undertaken only as a temporary measure for extraordinary or emergency purposes; and the Trust may not pledge, mortgage, or hypothecate its assets taken at market to an extent greater than 15% of the Trust's gross assets taken at cost.

4. The Trust will not purchase any securities if such purchase would cause more than 10% of the total outstanding voting securities of such issuer (other than any wholly-owned subsidiary of the Trust) to be held by the Trust.

5. The purchase or retention of the securities of any issuer is prohibited if the officers and Trustees of the Trust or its Investment Adviser owning beneficially more than 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer.

6. The purchase of the securities of any other investment company is prohibited, except that the Trust may make such a purchase in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission), provided that not more than 10% of the Trust's total assets (taken at market or other fair value) would be invested in such securities and not more than 3% of the voting stock of another investment company would be owned by the Trust immediately after the making of any such investment, and the Trust may make such a purchase as part of a merger, consolidation or acquisition of assets.

7. The purchase of securities of companies with a record (including that of their predecessors) of less than three years' continuous operation is prohibited if such purchase would cause the Trust's investments in such companies taken at cost to exceed 5% of the total assets of the Trust taken at current values, except that this restriction shall not apply to any of the Trust's investments in any of its wholly-owned subsidiaries.

8. The Trust will not participate in a joint venture or on a joint and several basis in any securities trading account.

9. The Trust will not act as an underwriter of securities issued by others, except to the extent it may be deemed such in connection with the disposition of securities owned by it.

10. The Trust will not make short sales of securities unless at all times when a short position is open, it owns an equal amount of such securities or owns securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities sold short.

11. The Trust will not purchase securities on margin, but may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

12. The Trust will not invest in a company in any single industry, if, immediately after such investment, more than 25% of the Trust's total assets would be invested in an industry other than gold mining, silver mining, companies mining other precious metals, gold manufacturing and industrial production and silver manufacturing and industrial production.

13. The Trust will not make investments in real estate or indirect interests in real estate.

14. The Trust will not write, purchase or sell puts, calls or combinations thereof or take positions in commodities or commodity futures contracts or related options except that the Trust may (a) write covered call options with respect to securities, securities indices and currencies and enter into closing purchase or sale transactions with respect to such written options, (b) purchase put or call options with respect to securities, securities indices and currencies, and (c) engage in financial and precious metals futures contracts and related options transactions, all as described in the Prospectus and above under "Investment Strategies and Risks."

15.  The Trust will not issue senior securities


MANAGEMENT OF THE TRUST

Officers and Trustees

The Trustees of the Trust are responsible for managing the Trust's business affairs and for exercising all the powers of the Trust, except those reserved to the shareholders. The Trust's officers and Trustees, their positions with the Trust and their principal occupations during the past five years are listed below. Unless otherwise noted, the business address of each officer and Trustee is 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612, which is also the address of the Trust's Investment Adviser, Anchor Investment Management Corporation. An asterisk (*) indicates Trustees who are interested persons, as defined in the Investment Company Act of 1940, of either the Trust or the Investment Adviser.

                            Positions with    Principal Occupation
Name, Address and Birth     the Trust         During the Past 5
date                                          Years

ERNEST BUTLER,              Trustee           President, I.E.
Born June 17, 1928                            Butler Securities
11809 Hinson Road, Suite                      (securities dealer);
400                                           formerly Senior
Little Rock, AR 72212                         Executive Vice
                                              President Stephens,
                                              Inc. (securities
                                              dealer)
                                              (1982-February 1998).

SPENCER H.                  Trustee           President, Equity,
LEMENAGER,                                    Inc. (private
Born January 25, 1938                         investment company)
222 Wisconsin Avenue
P.O. Box 390
Lake Forest, IL 60045

DAVID W. C.                 Chairman          Chairman and Trustee,
PUTNAM,                     and Trustee       Progressive Capital
Born October 8, 1939                          Accumulation Trust
10 Langley Road                               (formerly Anchor
Newton Centre, MA 02159                       Capital Accumulation
                                              Trust),  Anchor International Bond
                                              Trust,   Anchor  Strategic  Assets
                                              Trust,    Anchor    Resource   and
                                              Commodity  Trust,  and Anchor Gold
                                              and  Currency  Trust   (investment
                                              companies);      President     and
                                              Director,  F. L. Putnam Securities
                                              Company,   Inc.  and  subsidiaries
                                              (investment advisor).

J. STEPHEN PUTNAM,          Vice President    President, Robert
Born May 21, 1943           and Treasurer     Thomas Securities,
880 Carillon Parkway                          Inc. (securities
P.O. Box 12749                                dealer); Director,
St. Petersburg, FL 33733                      F.L. Putnam
                                              Securities Company,
                                              Inc. (investment
                                              advisor)

DAVID Y. WILLIAMS2*,        Trustee,          President and
Born November 24, 1930      President  &      Director, Anchor
579 Pleasant St., Suite 4   Secretary         Investment Management
Paxton, MA 01612                              Corporation
                                              (investment adviser);
                                              President and
                                              Director, Meeschaert
                                              & Co., Inc.
                                              (securities dealer);
                                              Vice President,
                                              Secretary and
                                              Treasurer,
                                              Progressive
                                              Investment
                                              Management,
                                              Inc.(investment
                                              adviser)

CHRISTOPHER Y. WILLIAMS2,   Vice President    Vice President and
Born December 12, 1964      and Asst.         Asst. Secretary,
579 Pleasant St., Suite 4   Secretary         Progressive
Paxton, MA 01612                              Investment Management
                                              Inc. (investment
                                              adviser),; Vice
                                              President and
                                              Secretary, Anchor
                                              Investment Management
                                              Corporation
                                              (investment adviser);
                                              Vice President and
                                              Secretary, Meeschaert
                                              & Co. Inc.
                                              (securities dealer);
                                              President and
                                              Secretary, Cardinal
                                              Investment Services,
                                              Inc. (financial
                                              administrative
                                              services)

JOSEPH C.                   Vice President    Vice President and
WILLIAMS2,                  and Asst.         Asst. Treasurer,
Born January 13, 1971       Treasurer         Progressive
579 Pleasant St., Suite 4                     Investment Management
Paxton, MA 01612                              Inc. (investment
                                              adviser); Vice
                                              President and
                                              Treasurer, Anchor
                                              Investment Management
                                              Corporation; Vice
                                              President and
                                              Treasurer, Meeschaert
                                              & Co. Inc.
                                              (securities dealer);
                                              Vice President and
                                              Treasurer, Cardinal
                                              Investment Services,
                                              Inc. (financial
                                              administrative
                                              services)

1. David W.C. Putnam and J. Stephen Putnam are brothers.

2. David Y. Williams is the father of  Christopher  Y. Williams and
Joseph  C.   Williams.   Christopher  Y.  Williams  and  Joseph  C.
Williams are brothers.

The Officers and Trustees of the Trust as group owned less than one percent (1%) of the Trust's shares outstanding on December 31, 1998.

Messrs. David Putnam, Ernest Butler and Spencer LeMenager are the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust.

The standing audit committee is composed of Messrs. LeMenager and Butler. The Trust does not have a nominating or compensation committee.

Compensation of Officers and Trustees

The Trust does not and will not pay any compensation to any of its officers or Trustees who are interested persons (as defined in the Investment Company Act of 1940) of the Trust or of any investment adviser or distributor of the Trust. The Trust pays an annual fee of up to $1,000 to each Trustee who is not an interested person. The Trust did not pay any person, including directors, officers, or employees, in excess of $60,000.00 during its most recent fiscal year.

Principal Holders of Securities

As of the date of this Statement of Additional Information, Wendel & Co., c/o Bank of New York, P.O. Box 1066, Wall Street Station, New York, NY 10268, as indirect nominees of Societe D'Etudes, et de Gestion Financieres S.A., a privately-owned corporation organized under the laws of France, 23 Rue Drouot, 75009, Paris, France, held of record 62.10% of the outstanding shares of the Trust. Merrill Lynch, 250 Vessey Street, World Financial Center, North Tower, New York, NY 10281, held of record 37.67% of the outstanding shares of the Trust.

Shareholders owing 25% or more of outstanding Trust shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Investment Adviser

The Investment Adviser, Anchor Investment Management Corporation (formerly Meeschaert Investment Management Corporation), is located at 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612.

The Investment Adviser and Meeschaert & Co., Inc., the Trust's principal underwriter, are affiliated through common control with Societe D'Etudes et de Gestion Financieres Meeschaert, S.A., one of France's largest privately-owned investment management firms. The Meeschaert organization was established in Roubaix, France in 1935 by Emile C. Meeschaert. The Meeschaert organization presently manages, with full discretion, an aggregate amount of approximately $1.5 billion, including $250 million in French mutual funds, for about 8,000 individual and institutional customers.

On September 7, 1983, Emile C. Meeschaert and David Y. Williams purchased the Investment Adviser from F. L. Putnam Securities Company Incorporated ("Putnam Securities"). As of November 14, 1990, Luc E. Meeschaert purchased all of the outstanding shares of the Investment Adviser previously owned by Emile C. Meeschaert.

The Investment Adviser's Directors and Officers are as follows:

Luc E. Meeschaert, Chairman - Mr. Meeschaert is Chief Executive Officer of Societe D'Etudes et de Gestion Financieres Meeschaert, S.A., 23 Rue Druout, 75009, Paris, France.

David Y. Williams, President and Director - Mr. Williams is also a Trustee of the Trust and President and a Director of Meeschaert & Co., Inc., the Trust's Distributor.

Paul Jaspard, Vice President - Mr. Jaspard is President of Linden Investment Advisors, S.A. 67 Avenue Terlinden, La Hulpe, Belgium B1310 (investment adviser). Mr. Jaspard manages other portfolios for the Meeschaert organization. He is primarily responsible for the investment decisions of the Trust.

Christopher Y. Williams, Vice President and Assistant Secretary Mr. Williams is also the Vice President and Assistant Secretary of the Trust and Vice President and Secretary of the Distributor.

Joseph C. Williams, Vice President and Assistant Treasurer - Mr. Williams is also the Vice President and Assistant Treasurer of the Trust and Vice President and Treasurer of the Distributor.

Investment Advisory Contract

The Trust and the Investment Adviser entered into an Investment Advisory Contract dated June 22, 1998 which was approved by the shareholders of the Trust on the same date.

The Investment Adviser manages the investments and affairs of the Trust, subject to the supervision of the Trust's Board of Trustees. The Investment Adviser furnishes to the Trust investment advice and assistance, administrative services, office space, equipment and clerical personnel. The Investment Adviser also furnishes investment advisory, statistical and research facilities.

The Trust pays all its expenses not specifically assumed by the Investment Adviser under the contract, including without limitation, the fees and expenses of the Trust's custodian and transfer agent; costs incurred in determining the Trust's net asset value and keeping its books; the cost of share certificates; membership dues in investment company organizations; distributions and brokerage commissions and fees; fees and expenses of registering its shares; expenses of reports to shareholders, proxy statements and other expenses of shareholders' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; and fees and expenses of Trustees not affiliated with the Investment Adviser. The Trust will also bear any expenses incurred in connection with litigation in which the Trust is a party and the related legal obligation that the Trust may have to indemnify its officers and trustees. For the fiscal year ended December 31, 1998, the Trust paid expenses of $117,207, which represented 2.54% of the Trust's average net assets.

The Trust pays the Investment Adviser, as compensation under the Investment Advisory Contract, a monthly fee of 0.125% (equivalent to 1 1/2 of 1% annually) of the average daily net assets of the Trust. This fee may be higher than that paid by other investment companies. For the Investment Adviser's services to the Trust, Trust paid the Investment Adviser fees of $113,048 in 1996, $86,010 in 1997 and $69,013 in 1998. The Investment Adviser may voluntarily waive a portion of its fee or reimburse the Trust for certain operating expenses.

The Investment Advisory Contract remains in effect until June 21, 2000. In general, the contract may be extended from year to year upon its expiration if approved at least annually (a) by the vote of a majority of the outstanding shares of the Trust or by the Board of Trustees, and in either case, (b) by vote of a majority of the Trustees of the Trust who are not parties to the contract or interested persons (as that term is defined in the Investment Company Act of 1940) of any such party cast in person at a meeting called for the purpose. Amendments to the contract require similar approval by the shareholders and disinterested Trustees. The contract is terminable at any time without penalty by the Trustees of the Trust or by vote of the holders of a majority of the Trust's shares on 60 days' written notice or by the Investment Adviser on 90 days' written notice. The contract terminates automatically in the event of its assignment (which includes the transfer of a controlling interest in the Investment Adviser).

The Investment Advisory Contract provides that the Investment Advisor shall not be liable to the Trust or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Investment Advisory Contract also provides that the Investment Advisor and its officers, directors and employees may engage in other business, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

Administrator

The Trust has entered into an administration agreement (the Administration Agreement) with Anchor Investment Management Corporation (the Administrator), 579 Pleasant Street, Paxton, Massachusetts 01612. Under the Administration Agreement, the Administrator is required generally to administer the Trust's business. The Administrator's duties, which may be assigned to a sub-administrator, include the following. The Administrator calculates the Trust's net asset value and prepares and files all registration or other material required by federal and state laws for the registration or other qualification of the Trust and its shares for sale to the public as required by those laws. The Administrator also prepares and files or mails all reports and statements that the Trust is required by federal and state laws to file or send to all authorities and shareholders of the Trust. The Administrator maintains contact with and coordinates the Trust's public accountants, legal counsel, custodian, transfer and service agent and other service providers, all of whose fees are paid independently by the Trust. The Administrator also coordinates the Trust's portfolio transactions and cash management with the Trust's custodian and receives, confirms and pays over to the Trust's custodian the proceeds of sales by the Trust of its shares. The Administrator administers and confirms to the Trust's transfer agent and shareholders the sales of Trust shares and prepares and maintains on behalf of the Trust such records of the Trust's business transactions as are not maintained by other service providers to the Trust. The Administrator is also required, at its own expense, to furnish office space, facilities, and equipment necessary for the administration of the Trust. For its services under the Administration Agreement, the Administrator receives a monthly fee at the annual rate of $18,500. The Trust paid the administrator, Anchor Investment Management Corporation, fees of $16,000, $18,500 and $18,500 in 1996, 1997 and 1998, respectively, for its services to the Trust.


The Administration Agreement will remain in effect until terminated by either party. The Administration Agreement may be terminated, without payment of penalty, at any time upon mutual consent of the Trust and the Administrator or by either party upon not more than 60 days' and not less than 30 days' written notice to the other party.

The Administration Agreement also provides that the Administrator shall not be liable to the Trust or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Administration Agreement also provides that the Administrator and its officers, directors and employees may engage in other business, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

Principal Underwriter

Meeschaert & Co., Inc. (the Distributor) is the principal underwriter of the Trust's shares. The Distributor is located at 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612. Several of the officers and directors of the Distributor are also officers and Trustees of the Trust. See "MANAGEMENT OF THE FUND
- Officers and Trustees" above.

CAPITALIZATION

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest, without par value, designated as Common Shares, which participate equally in dividends and distributions. Issued shares are fully paid and non-assessable and are transferable on the books of the Trust. The shares have no preemptive rights. The shares each have one vote and proportionate liquidation rights.

The Trust will  normally  not hold  annual  meetings  of  shareholders  to elect
Trustees. If less than a majority of the Trustees holding office have been elected by shareholders, a meeting of shareholders will be called to elect Trustees. Under the Declaration of Trust and the Investment Company Act of 1940, the record holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for the purpose or by a written declaration filed with the Trust's custodian bank. Except as described above, the Trustees will continue to hold office and may appoint successor Trustees.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the assets of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or her liability as a shareholder of the Trust is limited to circumstances in which the Trust itself would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase of Shares

Investors may purchase shares of the Trust from the Distributor at 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612. Investors pay no sales charge or commission upon investment. For new shareholders initiating accounts, the minimum investment is $500, except for exchanges of securities for Trust shares, where the minimum is $5,000. (See "SHAREHOLDER INFORMATION -Exchanges of Shares" in the Prospectus). There is no minimum for shareholders making additional investments to existing accounts.

The Distributor sells shares to the public as agent for the Trust and is the sole principal underwriter for the Trust under a Distributor's Contract dated July 21, 1993. The contract automatically terminates upon assignment (which includes the transfer of a controlling interest in the Distributor) by either party. The contract also provides that it may be continued from year to year upon approval by a majority of the Trust's shares or by the Board of Trustees as well as, the approval, by vote cast in person at a meeting called for the purpose, by a majority of the Independent Trustees. Under the contract, the Distributor pays expenses of sales literature, including copies of the Trust's Prospectus delivered to investors. The Trust pays for its registration and registration of its shares under the federal Securities and Investment Company Acts and state securities acts and other expenses in which it has a direct interest.

During the years ended December 31, 1998, December 31,1997 and December 31, 1996, the Distributor received no sales commission from the Trust.

Determination of Net Asset Value

The Trust's net asset value is determined as of 12:00 p.m. Eastern Time on each business day on which the New York Stock Exchange is open for trading. The Trust may determine net asset value on any day that the Trust is open, but the New York Stock Exchange is not open for business if an event occurs which might materially affect the net asset value.

The manner of determination of the net asset value is briefly as follows: securities traded on a United States national, or other foreign securities exchange are valued at the last sale price on the primary exchange on which they are listed, or if there has been no sale that day, at the current bid price. Other United States and foreign securities for which market quotations are readily available are valued at the last known sales price, or, if unavailable, the known current bid price which most nearly represents current market value. Other securities (including limited trade securities) and all other assets are valued at market value as determined in good faith by the Trustees of the Trust. The market prices of all of the trust's investments are added together, liabilities are deducted from the total, and the resulting amount is divided by the number of shares outstanding.

Each day investment securities traded on a national securities exchange are valued at the noon sales price; securities traded in the over-the-counter market are valued at the last sale price as of 12:00 p.m. Eastern Time. Gold bullion is valued each day at 12:00 p.m. Eastern Time based on the New York spot gold price. Gold coins, foreign currencies, and foreign denominated securities for which market quotations are readily available are valued at the known bid prices as of 12:00 p.m. Eastern Time. Temporary cash investments are stated at cost. In the absence of a reliable market for a particular metal, security or currency, an investment therein will be valued at fair value as determined in good faith by the Trustees.

Redemption and Repurchase of Shares

Any shareholder may require the Trust to redeem his shares. The Trust also maintains a continuous offer to repurchase its shares. If a shareholder uses the services of a broker in selling his shares in the over-the-counter market, the broker may charge a reasonable fee for his service. Redemptions and repurchases will be made in the following manner:

1. A Shareholder may mail or present a written request that the Trust redeem his shares to the Trust's transfer agent, Anchor Investment Management Corporation, at 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612. If a shareholder has share certificates, the investor should properly endorse them and include them with the written request. The redemption price will be the net asset value next determined after the Trust receives the request and, if applicable, the certificates.

2. A Shareholder's broker may present request for repurchase to the Trust. The repurchase price will be the net asset value next determined after Trust receives the request. If the broker receives the request before 12:00 p.m. Eastern Time and transmits it to the Trust before 1:00 p.m. Eastern Time the same day, the repurchase price will be the net asset value determined as of 12:00 p.m. Eastern Time that day. If the broker receives the request after 12:00 p.m., the repurchase price will be the net asset value determined as of 12:00 p.m. Eastern Time the following day. If an investor uses the services of a broker in having his shares repurchased, the broker may charge a reasonable fee for his services.

The Trust will pay for shares redeemed or repurchased within seven days after it receives the request and any required documents, properly endorsed. The signature(s) on the share certificate or request must be guaranteed by a commercial bank or trust company or by a member of the New York, American, Pacific Coast, Boston or Chicago Stock Exchange. The Trust will not accept signature guarantee by a savings bank, or savings and loan association or notarization by a notary public.

To insure proper authorization, the Trust's transfer agent may request additional documents, including stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority or waiver of tax forms (required in some states from selling or exchanging estates before redeeming shares).

The right of redemption may be suspended or the payment date postponed at certain times. These include days when the New York Stock Exchange is closed for other than customary weekend or holiday closings, or when trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or for any period when an emergency (as defined by rules of the Commission) exists or during any period when the Commission has, by order, permitted a suspension. In case of a suspension of the right of redemption, a shareholder who has tendered a certificate for redemption or made a request for redemption through a broker may withdraw his request or certificate. Otherwise, he will receive payment of the net asset value determined next after the suspension has been terminated.

A shareholder may receive more or less than he paid for his shares, depending on the net asset value of the shares at the time of redemption or repurchase.

Redemptions in Kind

Under unusual circumstances, when the Board of Trustees deems it in the best interests of the Trust's shareholders, the Trust may pay for shares repurchased or redeemed partly or entirely in securities or other assets of the Trust taken at current values. If any such redemption in kind is to be made, the Trust intends to make an election pursuant to Rule 18(f)(1) under the Investment Company Act of 1940. This will require the Trust to redeem with cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Trust's net assets at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000). If payment is made in securities, the redeeming shareholder may incur brokerage costs in converting his securities to cash.

DISTRIBUTIONS

The Trust distributes any income dividends and any capital gain distributions in additional Common Shares, or, at the option of the shareholder, in cash. In accordance with his distribution option, a shareholder may elect (1) to receive both dividends and capital gain distributions in additional Common Shares or (2) to receive dividends in cash and capital gain distributions in additional Common Shares or (3) to receive both dividends and capital gain distributions in cash. A shareholder may change his distribution option at any time by notifying the transfer agent in writing. To be effective with respect to a particular dividend or distribution, the Trust's transfer agent must receive the new distribution option at least 30 days prior to the close of the fiscal year. All accounts with a cash dividend option will be changed to reinvest both dividends and capital gains automatically if the Trust's transfer agent determines that the address of record for the account is not current.

Dividends and capital gain distributions received in shares will be made to the Trust's transfer agent, as agent for the shareholder, and credited to the shareholder's Open Account in full and fractional shares computed at the record date closing net asset value.

Interest and dividends, and possible other amounts received by the Trust in respect of foreign investments, may be subject to withholding and other taxes at the source, depending upon the laws of the country in which the investment is made.

TAXES

General

The Trust intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as subsequently amended or reenacted. In order to so qualify, the Trust, must, among other things, do the following:
(i) derive at least 90% of its gross income from dividends, interest, payments as to certain securities loans and gains from the sale of securities; (ii) derive less than 30% of its gross income from gains from the sale or other disposition of securities held for less than three months; (iii) distribute at least 90% of its dividend, interest and certain other taxable income each year;
(iv) maintain at least 50% of the value of its total assets in cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities so that no more than 5% of its assets are invested in the securities of one issuer and it owns no more than 10% of the value of any issuer's voting securities; and (v) have no more than 25% of its assets invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Trust controls and which are engaged in the same, similar or related trades and businesses. To the extent the Trust qualifies for treatment as a regulated investment company, the Trust will not be subject to Federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

Dividends paid by the Trust will generally not qualify for the dividends-received deductions for corporations. The Trust will notify shareholders each year of the amount of dividends and distributions, including the amount of any distribution of long-term capital gains.

The Trust will be subject to a nondeductible 4% excise tax in any calendar year to the extent that its fails to distribute at least 98% of its ordinary income for that calendar year and 98% of its capital gain net income for the one-year period ending on October 31 of that calendar year. In addition, to the extent that the Trust fails to distribute 100% of its ordinary and capital gain net income for any calendar year, the amount of the shortfall is subject to the excise tax unless distributed for the following calendar year. For a distribution to qualify as a distribution for a calendar year under the foregoing rules, the Trust must declare it before December 31 of the year and pay it before the following February 1. These distributions will be taxable to taxable shareholders in the year the distributions are declared rather than the year in which the distributions are received.

The Trust's foreign investments may be subject to foreign withholding taxes and other taxes at the source. The Trust will be entitled to claim a deduction for any foreign withholding taxes for federal income tax purposes. Any such taxes, however, will reduce the income available for distribution to shareholders.

Under the Interest and Dividend Compliance Act of 1983, the Trust will be required to withhold and remit to the U.S. Treasury 20% of the dividends and proceeds of redemptions paid to any shareholder who fails to furnish the Trust with a correct taxpayer identification number, who underreported dividends or interest income, or who fails to certify that he or she is not subject to such withholding. An individual's tax identification number is his or her social security number.

Tax Treatment of Options and Futures Transactions

In connection with its operations, the Trust may write and purchase options. The tax consequences of transactions in options will vary depending upon whether the option expires or is exercised, sold or closed. The Trust may also affect transactions in financial futures contracts and related options. The tax consequences of certain of these transactions were changed or clarified by amendments made to the Internal Revenue Code by the Deficit Reduction Act of 1984. Although final regulations have not been adopted under the Deficit Reduction Act, the following discussion reflects the Trust's interpretation of applicable changes made by the Deficit Reduction Act.

The Trust will seek principally to purchase or write futures contracts and options that will be classified as regulated futures contracts, equity options or non-equity options, to the extent consistent with its investment objective and opportunities which appear available.

"Regulated Contracts" are contracts which are marked-to-market under a daily cash flow system of the type used by United States futures exchanges to determine the amount which must be deposited (in the case of losses) and the amount which may be withdrawn (in the case of gains) as a result of price changes with respect to the contract during the day, and which are traded on and subject to the rules of a qualified board of trade or exchange.

"Equity options" are any options to buy or sell stock, or any option, the value of which is determined directly or indirectly by reference to any stock (or group of stocks) or stock index. Equity options do not include any options as to any group of stocks or stock index if the Commodity Futures Trading Commission has designated a contract market for a contract based on that group of stocks or index, or the Secretary of the Treasury determines that the option meets the requirements of law for such a designation.

"Non-equity options" are any listed options which are not equity options. "Regulated futures contracts" and "non-equity options" are defined as "Section 1256 Contracts" under the Deficit Reduction Act, are subject to a marked-to-market rule for federal income tax purposes. Under this rule, each such contract and option held by the Trust at the end of each fiscal year will be treated as sold for fair market value on the last business day or such fiscal year. As described below, up to 60% of the gain or loss resulting from the sale, disposition, closing out, expiration or other termination of such options will be treated as long-term capital gain or loss, and up to 40% will be treated as short-term capital gain or loss (60/40 gain or loss). Equity options, on the other hand, are not subject to the marked-to-market rule. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of equity options is not subject to the 60/40 gain or loss rule.

The Trust will not realize gain or loss on the receipt or payment of a premium. If a call option written by the Trust expires without being exercised, the Trust will recognize the premium received as a gain (60/40 gain or loss for a non-equity call option or short-term for an equity call option). If a put option purchased by the Trust expires without being exercised, the Trust will recognize the premium paid as a loss (60/40 gain or loss for a non-equity put option or short or long-term for an equity put option, depending on the holding period of the put). If, however, the Trust acquired the put option on the same day it acquired the property intended to be used in exercising the put, the premium paid will be added to the basis of the underlying securities. If a non-equity or equity call option written by the Trust is exercised (or a non-equity or equity put option purchased by the Trust is sold), the Trust will recognize a short or long-term capital gain or loss depending on the holding period of the underlying securities. If a regulated futures contract or non-equity call option written by the Trust or non-equity put option purchased by the Trust is closed (i.e., the Trust's obligations are terminated other than through exercise or lapse), the Trust will recognize 60/40 gain or loss. If an equity call option written by the Trust is closed, the Trust will recognize short-term capital gain or loss. If an equity put option purchased by the Trust is closed, the Trust will recognize long or short-term capital gain or loss, depending on the holding period of the put option.

Section 1092 of the Internal Revenue Code, which applies to certain straddles, may affect the taxation of the Trust's transactions in options on portfolio securities and in financial futures (and related options). As a result of rules under that section, the Trust may be required to postpone recognition of losses incurred in certain closing purchase transactions until the year in which the other leg of the straddle is closed. The Treasury Department has issued temporary regulations on the holding period of straddles held by regulated investment companies.

The Internal Revenue Service has ruled publicly that an exchange-traded call option on a particular security is a security for purpose of the 50% of assets diversification test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of diversification requirements.

In contrast, the Internal Revenue Service has ruled privately that the issuer of a broad-based financial futures option such as a stock index futures contract (or an option on such a contract) is the writer of the instrument and not the issuers of the group of stocks or securities which comprise the index. Accordingly, the Trust must treat such a futures contract (or option on it) as issued by a single issuer for purposes of meeting the diversification tests.

In other private rulings, the Internal Revenue Service has addressed other tax issues arising from investments by regulated investment companies in options and futures contracts. In particular, the Internal Revenue Service has stated in private rulings that the gains recognized as a result of the deemed sale of certain options under the marked-to-market rule (which are treated as 60/40 gain) will not be treated as gains from the sale or exchange of securities held for less than three months, regardless of the actual holding period prior to year end. The Internal Revenue Service has also stated in private rulings that gains or losses with respect to index futures contracts on securities (and related options) are gains and losses from the sale or exchange of securities.

The legislative history of the Tax Reform Act of 1986 provides that income realized in connection with writing covered and uncovered put and call options is intended by Congress to be qualifying income for purposes of the 90% passive income test. However, the requirement that less than 30% of the Trust's gross income be derived from gains from the sale or other disposition of securities held for less than three months will restrict the Trust's ability to write covered call options on securities that it has held less than three months, to write options that expire in less than three months, to sell securities that have been held less than three months, to effect closing purchase transactions as to options that have been held less than three months, and to effect closing purchase transactions as to options that have been written less than three months prior to such transactions. Consequently, to avoid realizing a gain within the three-month period, the Trust may be required to defer the closing out of an option beyond the time when it might otherwise be advantageous to do so.

The Tax Reform Act of 1986 revises the rules concerning gains from sales of assets held less than three months in the case of a "designated hedge." In the case of a "designated hedge," recognized gains may be offset by unrecognized declines in value of the other leg of the hedge during the period of the hedge for purposes of determining whether gains from sales of securities held for less than three months equal or exceed 30% of gross income. For example, if a fund sells for $4 one-month call at $95 on stock it owns which is worth $100, the stock declines in value to $94 and the option is not exercised, the $4 of recognized gain on lapse of the option is offset by the $6 decline in value of the stock and there is no net gain for purposes of the three-month gains test. The $4 is recognized under the usual rules for other purposes. The Conference Committee Report on the 1986 Act established procedures for identification of a "designated hedge" prior to issuance of regulations on the topic.

There are unanswered questions in the area. In particular, the Internal Revenue Service has declined to determine whether any gain is derived from securities held less than three months if a taxpayer buys a regulated futures contract just prior to the end of its taxable year, has the contract marked-to-market at year end, and then actually closes the contract within three months of its initial purchase in the following taxable year. Furthermore, since taxpayers other than the taxpayer requesting a particular private ruling are not entitled to rely on it, the Trust intends to keep its activity in options at a low volume until the Service rules publicly, or the Treasury Department issues final regulations, on open issues.

If, in any taxable year, the Trust fails to qualify as a regulated investment company, the Trust would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Trust in computing its taxable income. In addition, in the event of such failure to qualify, the Trust's distributions, to the extent derived from the Trust's current or accumulated earnings and profits, would be taxable to its shareholders as ordinary income dividends, even if those dividends might otherwise have been considered distributions of capital gains.

PORTFOLIO SECURITY TRANSACTIONS

Decisions to buy and sell portfolio securities for the Trust are made pursuant to recommendations by the Trust's Investment Adviser. The Trust, through the Investment Adviser, seeks to execute portfolio security transactions on the most favorable terms and in the most effective manner possible. The Investment Adviser uses its best judgment in evaluating the terms of a transaction and will give consideration to various relevant factors, including the size and type of the transaction, the nature and character of the markets for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, experience and financial condition of the broker-dealer and the quality of services rendered by the broker-dealer in other transactions, and the reasonableness of the brokerage commission, if any.

The Trust expects that many broker-dealer firms will meet the foregoing criteria for a particular transaction. In selecting among the firms, the Trust, through the Investment Adviser, may give consideration to those firms which have sold, or are selling, shares of the Trust. In addition, the Investment Adviser may allocate Trust brokerage business on the basis of brokerage and research services and other information provided by broker-dealer firms, which may involve the payment of reasonable brokerage commissions in excess of those chargeable by other broker-dealer firms for effecting the same transactions. These brokerage and research services may be used for some of the Investment Adviser's other advisory accounts. The Investment Adviser may not use all of these services in managing the Trust. The term "brokerage and research services" includes services as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities, or purchasers or sellers of securities; the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends; portfolio strategy and the performance of account; and effecting securities transactions and performing related functions (such as clearance and settlement). This policy of considering sales or shares of the Trust as one of the factors in the selection of broker-dealer firms to execute portfolio transactions, subject to the requirement of seeking best execution, is specifically permitted by a rule of the National Association of Securities Dealers, Inc. The rule also provides, however, that no member firm shall favor or disfavor the distribution of shares of any particular fund or group of funds on the basis of brokerage commissions received or expected by such firm from any source.

The Trust and one or more of the other investment companies or accounts for which the Investment Adviser or its affiliates services may occasionally engage in the purchase or sale of the same security at the same time. In this event, the Investment Adviser will usually average the price and allocate the amount of the security purchased or sold among the several clients or accounts in a manner deemed equitable to all. In some cases this system could have a detrimental effect on the price or volume of the security allocated to the Trust. In other cases, however, the ability to participate in volume transactions may produce better executions for the Trust.

To the extent consistent with the policy of seeking best price and execution, a portion of the Trust's portfolio transactions may be executed through the Trust's Distributor, which is an affiliate of the Investment Adviser. If this occurs, it will be on the basis of what management believes to be current information as to rates which are generally competitive with the rates available from other responsible brokers and the lowest rates, if any, currently offered by the Distributor.

During 1998, 1997 and 1996, the Trust paid commissions paid to broker-dealers of $19,315, $13,640 and $16,689. During 1998, 1997 and 1996 the Trust paid brokerage commissions of $10,005, $10,190 and $3,091 to the Distributor. For the year ended December 31, 1998, the percentage of total commissions paid to the
Distributor was 51.80%. During 1998, the Trust's purchases and sales of securities, exclusive of United States government securities and short-term notes, amounted to $1,369,478 and $2,692,985, respectively. Of these transactions $759,850 in purchases and $1,551,137 in sales were effected through the Distributor.

The Trust's portfolio turnover rates were 60% for 1998 and 21% for 1997.

OTHER INFORMATION

Custodian, Transfer Agent and Dividend-Paying Agent

All securities, cash and other assets of the Trust are received, held in custody and delivered or distributed by the Trust's custodian bank, Investors Bank & Trust Company, Financial Products Services, 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116. In cases where foreign securities must, as a practical matter, be held abroad, the Trust's custodian bank and the Trust will make appropriate arrangements so that foreign securities may be legally held abroad. The Trust's custodian bank does not decide on purchases or sales of portfolio securities or the making of distributions. Cardinal Investment
Services, Inc., 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612, succeeded Anchor Investment Management, Inc. as transfer agent and dividend-paying agent for the Trust.

Independent Public Accountants

For the fiscal year ending December 31, 1998, the Trust employed Livingston & Haynes, P.C., 40 Grove Street, Wellesley, Massachusetts 02181, to certify its financial statements and to prepare its federal and state income tax returns.

Registration Statement

This Statement of Additional Information does not contain all the information set forth in the Registration Statement and the exhibits and schedules relating thereto, which the Trust has filed with, and which are available at the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, to which reference is hereby made.

FINANCIAL STATEMENTS

The financial statements and related report of Livingston & Haynes, P.C., independent public accountants, contained in Anchor Strategic Assets Trust's Annual Report to shareholders for the year ended December 31, 1998, are hereby incorporated by reference. A copy of the Trust's Annual Report may be obtained without charge by writing to Anchor Investment Management Corporation, 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612, or by calling Anchor Investment Management Corporation collect at (508) 831-1171.

                                     ANCHOR
                                    STRATEGIC
                                     ASSETS
                                      TRUST





                                  ANNUAL REPORT
                                DECEMBER 31, 1998

--------------------------------------------------------------------------------
                          ANCHOR STRATEGIC ASSETS TRUST
--------------------------------------------------------------------------------

    Comparison of the Change in Value of a  $10,000  Investment  in the  Anchor
           Strategic Assets Trust and the Barron's Gold Mining Index





                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                          ANCHOR STRATEGIC ASSETS TRUST
--------------------------------------------------------------------------------


                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1998


Assets:
Investments at quoted market value (cost $3,645,382;
 see Schedule of Investments, Notes 1, 2, & 5).................     $3,198,870
Cash  .........................................................        133,672
Dividends and interest receivable..............................            234
Other Assets...................................................          1,224
                                                                   ------------
     Total assets..............................................      3,334,000
                                                                   ------------

Liabilities:
Payable for capital shares redeemed............................         55,744
Accrued expenses and other liabilities (Note 3)................         14,874
                                                                   ------------
     Total liabilities.........................................         70,618
                                                                   ------------

Net Assets:
Capital stock (unlimited shares authorized at $1.00 par value,
 amount paid in on 839,279 shares outstanding) (Note 1)........      5,088,681
Accumulated undistributed net investment income (Note 1).......       (320,023)
Accumulated realized loss from security transactions, net (Note 1)  (1,058,764)
Net unrealized depreciation in value of investments (Note 2)...       (446,512)
                                                                   ------------
     Net assets (equivalent to $3.89 per share, based on
      839,279 capital shares outstanding)......................     $3,263,382
                                                                   ============

================================================================================
                          ANCHOR STRATEGIC ASSETS TRUST
================================================================================


                             STATEMENT OF OPERATIONS
                                DECEMBER 31, 1998



Income:
 Dividends.....................................................   $      9,828
 Interest......................................................
                                                                        98,487
                                                                   ------------
     Total income..............................................        108,315
                                                                   ------------

Expenses:
 Management fees, net (Note 3).................................         69,013
 Pricing and bookkeeping fees (Note 4).........................         18,500
 Legal fees....................................................         12,000
 Audit and accounting fees.....................................          6,500
 Transfer fees (Note 4)........................................          3,500
 Custodian fees................................................          2,994
 Trustees' fees and expenses...................................          1,000
 Other expenses................................................          3,700
                                                                   ------------
     Total expenses............................................        117,207
                                                                   ------------

Net investment loss............................................         (8,892)
                                                                   ------------

Realized and unrealized loss on investments:
  Realized loss on investments-net.............................       (210,713)
  Increase in net unrealized appreciation in investments.......        204,111
                                                                   ------------
     Net loss on investments...................................         (6,602)
                                                                   ============

Net decrease in net assets resulting from operations...........   $    (15,494)
                                                                   ============

================================================================================
                          ANCHOR STRATEGIC ASSETS TRUST
================================================================================


                       STATEMENTS OF CHANGES IN NET ASSETS




                                                   Year Ended     Year Ended
                                                   December 31,   December 31,
                                                      1998           1997
                                                -------------------------------
From operations:
  Net investment loss............................  $    (8,892)  $     (22,940)

  Realized loss on investments, net..............     (210,713)       (486,770)
  Increase (decrease) in net
unrealized                                             204,111        (731,850)
    appreciation in investments..................
                                                   --------------  ------------
     Net decrease in net assets
       resulting from operations.................      (15,494)     (1,241,560)
                                                   --------------  ------------
Distributions to shareholders:
  From net investment income ($0.08 per share in       (65,594)           --
1998)
  From net realized gain on investments..........         --              --
                                                   --------------  ------------
     Total distributions to shareholders.........      (65,594)           --
                                                   --------------  ------------

From capital share transactions:

                                Number of Shares
                               1998      1997
  Proceeds from sale of
  shares.................... 381,788   218,740       1,541,119         950,843
  Shares issued to share-
  holders in distributions
  reinvested................  16,930     --             65,517            --
  Cost of shares redeemed...(762,761)  (699,780)    (2,959,484)     (3,194,210)
                            ---------  ---------    ------------    -----------
  Decrease in net
  assets resulting from
  capital
  share transactions........(364,043)  (481,040)    (1,352,848)     (2,243,367)
                             ========= ==========   ------------    -----------

Net decrease in net assets.......................   (1,433,936)     (3,484,927)
Net assets:
  Beginning of period............................    4,697,318       8,182,245
                                                   ==============  ============
  End of period (including undistributed
   net investment income of ($320,023) and
      ($320,338), respectively)..................  $ 3,263,382       4,697,318
                                                   ==============  ============

================================================================================
                          ANCHOR STRATEGIC ASSETS TRUST
================================================================================


                       SELECTED   PER  SHARE  DATA  AND  RATIOS
                  (for  a  share outstanding throughout each period)




                                       Year Ended December 31,
                          1998       1997       1996        1995        1994
                       --------------------------------------------------------
Investment income...... $  0.45    $  0.40       $0.01       $0.03     $(3.40)
Expenses, net..........    0.48       0.50        0.03        0.06      (7.86)
                       --------------------------------------------------------
Net investment income
(loss).................   (0.03)     (0.10)      (0.02)      (0.03)      4.46
Net realized and
unrealized
 gain (loss) on
investments............    0.10      (0.86)       0.31        0.12      (5.41)
Distributions to
shareholders:
  From net investment
   income..............   (0.08)      --          --          --         --
  From net realized
gain                       --         --          --          --         --
   on investments......
                       --------------------------------------------------------
Net increase (decrease)
 in net asset value....   (0.01)     (0.96)       0.29        0.09      (0.95)
Net asset value:
 Beginning of period...    3.90       4.86        4.57        4.48       5.43
                       --------------------------------------------------------

 End of period.........   $3.89      $3.90       $4.86       $4.57      $4.48
                       ========================================================

Total Return...........   1.31%     (19.75%)     6.35%        2.01%    (17.50%)
Ratio of expenses to
 average net assets....    2.54%      2.35%       1.98%       1.99%      2.19%
Ratio of net investment
 loss to average net
assets.................   (0.19)%    (0.40)%     (1.49)%     (1.10)%    (1.24)%
Portfolio turnover.....    0.60       0.21        0.37        0.12       0.42
Average commission
 rate paid.............    0.0446     0.0386      0.0568      0.0433     0.0345
Number of shares out-
 standing at end of
 period................ 839,279    1,203,322   1,684,362  1,184,752   1,044,287

================================================================================
                          ANCHOR STRATEGIC ASSETS TRUST
================================================================================


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1998

                                                                      Value
Quantity                                                             (Note 1)

COMMON STOCKS -- 28.04%
           Gold/Silver Mining Stocks
   40,000  Aquiline Resources Corporation...........................$    1,600
   30,000  Euro-Nevada Mining Corporation...........................   487,500
   18,000  Franco-Nevada Mining Corporation.........................   345,960
   33,500  Guyanor Resources, Class B*..............................    12,060
   65,000  Miramar Mining Corporation...............................    59,800
   47,300  Northern Orion Exploration Limited*......................     8,041
                                                                    -----------
           Total common stocks (cost $1,307,807)....................   914,961
                                                                    -----------

FOREIGN TIME DEPOSITS -- 69.26%
12,640,709 French Franc, maturing 01/04/99
           at 2.875% (cost $2,251,239).............................. 2,260,159
                                                                    -----------

GOLD OPTIONS -- 0.73%
    5,000  Gold Bullion March 1999 300 Call.........................    15,000
    5,000  Gold Bullion April   1999 310 Call.......................     8,750
                                                                    -----------
           Total gold options (cost $86,336)........................    23,750
                                                                    -----------

           Total investments (cost $3,645,382)...................... 3,198,870
                                                                    -----------

CASH & OTHER ASSETS, LESS LIABILITIES -- 1.97%.....................     64,512
                                                                    -----------
           Total Net Assets........................................ $3,263,382
                                                                    ===========


* Non income producing security

================================================================================
                          ANCHOR STRATEGIC ASSETS TRUST
================================================================================


                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998


1. Significant accounting policies:
   Anchor Strategic Assets Trust, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment management company. The following is a summary of significant accounting policies followed by the Trust which are in conformity with those generally accepted in the investment company industry. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
   A. Investment securities--
     Security transactions are recorded on the date the investments are purchased or sold. Each day, at noon, securities traded on national security exchanges are valued at the last sale price on the primary exchange on which they are listed, or if there has been no sale by noon, at the current bid price. Other securities for which market quotations are readily available are valued at the last known sales price, or, if unavailable, the known current bid price which most nearly represents current market value. Options are valued in the same manner. Foreign currencies and foreign denominated securities are translated at current market exchange rates as of noon. Gold bullion is valued each day at noon based on the New York spot gold price. Temporary cash investments are stated at cost, which approximates market value. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Gains and losses from sales of investments are calculated using the "identified cost" method for both financial reporting and federal income tax purposes.
   B.Income Taxes-- The Trust has elected to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year all of its taxable income to its shareholders. No provision for federal income taxes is necessary since the Trust intends to qualify for and elect the special tax treatment afforded a "regulated investment company" under subchapter M of the Internal Revenue Code. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency gains increasing net investment income, resulted in a net increase in undistributed net investment income and an increase in accumulated realized loss from security transactions. This reclassification had no affect on net assets.
   C. Capital Stock-- The Trust records the sales and redemptions of its capital stock on trade date.

================================================================================
                          ANCHOR STRATEGIC ASSETS TRUST
================================================================================


                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

                                   (Continued)

   D.Foreign Currency-- Amounts  denominated in or expected to settle in foreign currencies are translated into United States dollars at rates reported by a major Boston bank on the following basis:
      A. Market value of investment securities, other assets and liabilities at the 12:00 noon Eastern Time rate of exchange at the balance sheet date.
      B. Purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions (or at an average rate if significant rate fluctuations have not occurred). The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales and maturities of short term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust's books, and the United States dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

2. Tax basis of investments:
   At December 31, 1998, the total cost of investments for federal income tax purposes was identical to the total cost on a financial reporting basis. Aggregate gross unrealized appreciation in investments in which there was an excess of market value over tax cost was $314,934. Aggregate gross unrealized depreciation in investments in which there was an excess of tax cost over market value was $761,446. Net unrealized depreciation in investments at December 31, 1998 was $446,512.

3. Investment advisory service agreements:
   The investment advisory contract with Anchor Investment Management Corporation (the "investment adviser") provides that the Trust will pay the adviser a fee for investment advice based on a rate of 1 1/2% per annum of average daily net assets. At December 31, 1998, investment advisory fees of $4,726 were due and were included in "Accrued expenses and other liabilities" in the accompanying Statement of Assets and Liabilities. David Y. Williams, a Trustee of the Trust, is President and a Director of the Investment Adviser.

================================================================================
                          ANCHOR STRATEGIC ASSETS TRUST
================================================================================


                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

                                   (Continued)


4. Certain transactions:
   Anchor Investment Management Corporation provides transfer agent services for the Trust. Fees earned by Anchor Investment Management Corporation for transfer agent services for the year ended December 31, 1998 were $3,500. Certain officers and trustees of the Trust are directors and/or officers of the investment adviser and distributor. Meeschaert & Co., Inc., the Trust's distributor, received $10,005 in brokerage commissions during the year ended December 31, 1998. Fees earned by Anchor Investment Management Corporation for expenses related to daily pricing of the Trust shares and for bookkeeping services for the year ended December 31, 1998 were $18,500.

5. Purchases and sales:
   Aggregate cost of purchases and the proceeds from sales and maturities on investments for the year ended December 31, 1998 were:
     Cost of securities acquired:
       U.S. Government and investments backed by such
       securities.......................................  $    5,864,585
       Other investments................................      63,265,933
                                                            ===============
                                                          $  69,130,518
                                                            ===============
     Proceeds from sales and maturities:
       U.S. Government and investments backed by such
       securities.......................................  $    5,864,585
       Other investments................................      64,722,878
                                                            ===============
                                                          $   70,587,463
                                                            ===============

================================================================================
                          ANCHOR STRATEGIC ASSETS TRUST
================================================================================


INDEPENDENT AUDITORS' REPORT


To the Shareholders and Trustees of Anchor Strategic Assets Trust:


We have audited the accompanying statement of assets and liabilities of Anchor Strategic Assets Trust (a Massachusetts business trust), including the schedule of investments, as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the five years in the period then ended. These financial statements and per share data and ratios are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Anchor Strategic Assets Trust as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



                                                       LIVINGSTON & HAYNES, P.C.



Wellesley, Massachusetts,
January 19, 1999.

================================================================================
                          ANCHOR STRATEGIC ASSETS TRUST
================================================================================


                              OFFICERS AND TRUSTEES




ERNIE BUTLER                                          Trustee
President, I.E. Butler Securities

MAURICE A. DONAHUE                                    Trustee
Director and Professor, Institute for Governmental
Services and Walsh-Saltonstall Professor of
Practical Politics, University of Massachusetts

SPENCER H. LE MENAGER                                 Trustee
President, Equity Inc.

DAVID W.C. PUTNAM                                     Chairman
Chairman, Board of Directors, F.L. Putnam             and Trustee
Investment Management Corporation
President and Director, F.L. Putnam Securities
Company Incorporated

J. STEPHEN PUTNAM                                     Vice President and
President, Robert Thomas Securities                   Treasurer

DAVID Y. WILLIAMS                                     President, Secretary
President and Director, Meeschaert & Co., Inc.,       and Trustee
President and Director, Anchor Investment
Management Corporation

================================================================================
                          ANCHOR STRATEGIC ASSETS TRUST
================================================================================




             INVESTMENT ADVISER, ADMINISTRATOR AND TRANSFER AGENT
                   Anchor Investment Management Corporation
            579 Pleasant St., Suite 4, Paxton, Massachusetts 01612
                                (508) 831-1171

                                   DISTRIBUTOR
                             Meeschaert & Co., Inc.
             579 Pleasant St., Suite 4, Paxton, Massachusetts 01612

                                    CUSTODIAN
                         Investors Bank & Trust Company
                  89 South Street, Boston, Massachusetts 02111

                          INDEPENDENT PUBLIC ACCOUNTANT
                            Livingston & Haynes, P.C.
                  40 Grove St., Wellesley, Massachusetts 02482

                                  LEGAL COUNSEL
                             Thorp Reed & Armstrong
              One Riverfront Center, Pittsburgh, Pennsylvania 15222






This report is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective prospectus which includes information concerning the Trust's record or other pertinent information.

                                     ANCHOR
                                    RESOURCE
                                      AND
                                   COMMODITY
                                     TRUST



                                 ANNUAL REPORT
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------
                      ANCHOR RESOURCE AND COMMODITY TRUST
--------------------------------------------------------------------------------


   Comparison of the  Change in Value of a  $10,000  Investment  in the  Anchor
            Resource and Commodity Trust and the Dow Commodity Index




                           [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                      ANCHOR RESOURCE AND COMMODITY TRUST
--------------------------------------------------------------------------------


                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998



Assets:
Investments at quoted market value (cost $1,266,644;
 see Schedule of Investments, Notes 1, 2, & 5).................  $     924,651
Cash  .........................................................          9,040
Dividends and interest receivable..............................            992
                                                                   ------------
     Total assets..............................................        934,683
                                                                   ------------

Liabilities:
Accrued expenses and other liabilities (Note 3 )...............         13,148
                                                                   ------------
     Total liabilities.........................................         13,148
                                                                   ------------

Net Assets:
Capital stock (unlimited shares authorized at $1.00 par value,
 amount paid in on 117,975 shares outstanding) (Note 1)........      2,257,922
Accumulated undistributed net investment income (Note 1).......          9,226
Accumulated realized loss from security transactions, net (Note 1) (1,003,620)
Net unrealized depreciation in value of investments (Note 2)...      (341,993)
                                                                   ------------
     Net assets (equivalent to $7.81 per share, based on
      117,975 capital shares outstanding)......................   $    921,535
                                                                   ============

                      ANCHOR RESOURCE AND COMMODITY TRUST


                            STATEMENT OF OPERATIONS
                               DECEMBER 31, 1998


Income:
 Dividends.....................................................  $      78,398
 Interest......................................................         76,305
                                                                   ------------
     Total income..............................................        154,703
                                                                   ------------

Expenses:
 Management fees, net (Note 3).................................         49,052
 Pricing and bookkeeping fees (Note 4).........................         14,500
 Legal fees....................................................         14,000
 Audit and accounting fees.....................................          6,500
 Transfer fees (Note 4)........................................          6,000
 Trustees' fees and expenses...................................          3,600
 Custodian fees................................................          1,230
 Other expenses................................................          3,500
                                                                   ------------
     Total expenses............................................         98,382
                                                                   ------------

Net investment income..........................................         56,321
                                                                   ------------

Realized and unrealized loss on investments:
  Realized loss on investments-net.............................      (670,858)
  Decrease in net unrealized appreciation in investments.......    (1,092,930)
                                                                   ------------
     Net loss on investments...................................    (1,763,788)
                                                                   ============

Net decrease in net assets resulting from operations...........  $ (1,707,467)
                                                                   ============

================================================================================
                      ANCHOR RESOURCE AND COMMODITY TRUST
================================================================================


                      STATEMENTS OF CHANGES IN NET ASSETS




                                                      Year Ended     Year Ended
                                                     December 31,   December 31,
                                                         1998          1997
                                                   ----------------------------
From operations:
 Net investment income...........................  $    56,321     $   108,043

 Realized loss on investments, net...............     (670,858)       (135,336)
  Decrease in net unrealized
  appreciation in investments....................   (1,092,930)       (749,780)
                                                   ------------    ------------
     Net decrease in net assets
           resulting from operations.............   (1,707,467)       (777,073)
                                                   --------------  ------------
Distributions to shareholders:
  From net investment income ($0.65 per share in       (70,599)         --
1998)
  From net realized gain on investments..........       --              --
                                                   --------------  ------------
     Total distributions to shareholders.........      (70,599)         --
                                                   --------------  ------------

From capital share transactions:

                              Number of Shares
                              1998        1997
                            ---------- -----------
 Proceeds from
    sale of shares.......... 56,849     121,833        494,745       1,316,315
 Shares issued to share-
  holders in distributions
  reinvested................  9,026       --            70,492         --
 Cost of shares redeemed....(1,035,378)(141,349)    (8,560,276)     (1,416,537)
                             --------- --------- --------------    ------------
 Decrease in net
  assets resulting from
  capital                   (969,503)   (19,516)    (7,995,039)       (100,222)
  share transactions........========= =========== --------------   ------------

Net decrease in net assets.......................   (9,773,105)       (877,295)
Net assets:
  Beginning of period............................   10,694,640      11,571,935
                                                   ============    ============
  End of period (including undistributed net
  investment income of $9,226 and $9,172,
  respectively)..................................  $   921,535    $ 10,694,640
                                                   ============    ============

================================================================================
                      ANCHOR RESOURCE AND COMMODITY TRUST
================================================================================


                       SELECTED PER SHARE DATA AND RATIOS



                                        Year Ended December 31,
                               1998     1997      1996      1995      1994
                            --------------------------------------------------
Investment income...........   $1.97   $0.22     $0.15     $0.89     $0.22
Expenses, net...............    1.25    0.13      0.09      0.32      2.20
                            --------------------------------------------------
Net investment income (loss)    0.72    0.09      0.06      0.57      (1.98)
Net realized and unrealized
  (loss) gain on investments   (2.09)   0.71)     1.08      0.13        --
Distributions to
shareholders:
   From net investment
     income.................   (0.65 )   --       --        (0.58)      --
  From net realized gain
   on investments...........   --        --       --          --        --
                            -------------------------------------------------
Net increase (decrease)
 in net asset value.........   (2.02)  (0.62)     1.14      0.12       (1.98)
Net asset value:
 Beginning of period........    9.83   10.45      9.31      9.19       11.17
                            -------------------------------------------------
 End of period..............   $7.81   $9.83    $10.45     $9.31       $9.19
                            =================================================

Total Return................  (14.99%) (5.93%)   12.24%   7.63%      (17.74%)

Ratio of expenses to
 average net assets.........  1.50%    1.13%     1.10%     1.11%      20.12%
Ratio of net investment in-
 come (loss) to average net   0.86%    0.89%     0.85%     2.01%     (18.13)%
assets......................
Portfolio turnover..........  0.49     0.09      0.20      0.33        --
Average commission rate paid  0.0633   0.0575    0.0752    0.0374      --
Number of shares out-
 standing at end of period.. 117,975  1,087,478  1,106,994 782,903    12,000
Per share data and ratios
assuming
 no waiver of advisory fees:
Expenses....................  --      --         --           --      $  2.28
Net investment loss.........  --      --         --           --      $ (2.06)
Ratio of expenses to
 average net assets.........  --      --         --           --       20.87%
Ratio of net investment
 loss to average net
 assets.....................  --      --         --           --      (18.88)%

================================================================================
                      ANCHOR RESOURCE AND COMMODITY TRUST
================================================================================


                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998


                                                                      Value
Quantity                                                             (Note 1)
COMMON STOCKS -- 4.55%
           Gold/Silver Mining Stocks -- 4.55%
   40,000  Miramar Mining Corporation...............................$   36,800
   30,000  Northern Orion Exploration Limited.......................     5,100
                                                                    -----------

           Total common stocks (cost $383,400)......................    41,900
                                                                    -----------

FOREIGN TIME DEPOSITS -- 95.79%
4,937,086  French Franc, maturing 01/04/99,
            at 2.875% (cost $883,244)...............................   882,751
                                                                    -----------

           Total investments (cost $1,266,644)......................   924,651
                                                                    -----------

CASH & OTHER ASSETS, LESS LIABILITIES -- (0.34)%...................     (3,116)
                                                                    -----------

           Total Net Assets.........................................$  921,535
                                                                    ===========

================================================================================
                      ANCHOR RESOURCE AND COMMODITY TRUST
================================================================================


                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1998



1. Significant accounting policies:
   Anchor Resource and Commodity Trust (the "Trust"), a Massachusetts business trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment management company. The following is a summary of significant accounting policies followed by the Trust which are in conformity with those generally accepted in the investment company industry. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
   A. Investment securities--
     Security transactions are recorded on the date the investments are purchased or sold. Each day, at noon, securities traded on national security exchanges are valued at the last sale price on the primary exchange on which they are listed, or if there has been no sale by noon, at the current bid price. Other securities for which market quotations are readily available are valued at the last known sales price, or, if unavailable, the known current bid price which most nearly represents current market value. Options are valued in the same manner. Foreign currencies and foreign denominated securities are translated at current market exchange rates as of noon. Temporary cash investments are stated at cost, which approximates market value. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Gains and losses from sales of investments are calculated using the "identified cost" method for both financial reporting and federal income tax purposes.
   B.Income Taxes-- The Trust has elected to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year all of its taxable income to its shareholders. No provision for federal income taxes is necessary since the Trust intends to qualify for and elect the special tax treatment afforded a "regulated investment company" under subchapter M of the Internal Revenue Code. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency gains increasing net investment income, resulted in a net increase in undistributed net investment income and an increase in accumulated realized loss from security transactions. This reclassification had no affect on net assets.

================================================================================
                      ANCHOR RESOURCE AND COMMODITY TRUST
================================================================================


                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1998


                                  (Continued)


   C.Capital  Stock--  The Trust  records  the sales  and  redemptions  of its capital stock on trade date.
   D.Foreign Currency-- Amounts  denominated in or expected to settle in foreign currencies are translated into United States dollars at rates reported by a major Boston bank on the following basis:
      A. Market value of investment securities, other assets and liabilities at the 12:00 noon Eastern Time rate of exchange at the balance sheet date.
      B. Purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions (or at an average rate if significant rate fluctuations have not occurred).
      The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales and maturities of short term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust's books, and the United States dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

2. Tax basis of investments:
   At December 31, 1998, the total cost of investments for federal income tax purposes was identical to the total cost on a financial reporting basis. There was no aggregate gross unrealized appreciation in investments in which there was an excess of market value over tax cost. Aggregate gross unrealized depreciation in investments in which there was an excess of tax cost over market value was $341,993. Net unrealized depreciation in investments at December 31, 1998 was $341,993.

3. Investment advisory service agreements:
   The investment advisory contract with Anchor Investment Management Corporation (the "investment adviser") provides that the Trust will pay the adviser a fee for investment advice based on 3/4 of 1% per annum of average daily net assets. At December 31, 1998, investment advisory fees of $564 were due and were included in "Accrued expenses and other liabilities" in the accompanying Statement of Assets and Liabilities. David Y. Williams, a Trustee of the Trust, is President and a Director of the Investment Adviser.

================================================================================
                      ANCHOR RESOURCE AND COMMODITY TRUST
================================================================================


                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1998


                                  (Continued)


4. Certain transactions:
   Anchor Investment Management Corporation provides transfer agent services for the Trust. Fees earned by Anchor Investment Management Corporation for transfer agent services for year ended December 31, 1998 were $6,000. Certain officers and trustees of the Trust are directors and/or officers of the investment adviser and distributor. Meeschaert & Co., Inc., the Trust's distributor, received $17,563 in brokerage commissions during the year ended December 31, 1998. Fees earned by Anchor Investment Management Corporation for expenses related to daily pricing of the Trust shares and for bookkeeping services for the year ended December 31, 1998 were $14,500.
5. Purchases and sales:
   Aggregate cost of purchases and the proceeds from sales and maturities on investments for year ended December 31, 1998 were:
     Cost of securities acquired:
       U.S. Government and investments backed by such
       securities.......................................    $  3,454,487
       Other investments................................      38,363,540
                                                            ===============
                                                            $ 41,818,027
                                                            ===============
     Proceeds from sales and maturities:
       U.S. Government and investments backed by such
       securities.......................................    $  4,393,989
       Other investments................................      45,345,340
                                                            ===============
                                                            $ 49,739,329
                                                            ===============

================================================================================
                      ANCHOR RESOURCE AND COMMODITY TRUST
================================================================================


INDEPENDENT AUDITORS' REPORT


To the Shareholders and Trustees of Anchor Resource and Commodity Trust:


We have audited the accompanying statement of assets and liabilities of Anchor Resource and Commodity Trust (a Massachusetts business trust), including the schedule of investments, as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the five years in the period then ended. These financial statements and per share data and ratios are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Anchor Resource and Commodity Trust as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



                                                       LIVINGSTON & HAYNES, P.C.



Wellesley, Massachusetts,
January 19, 1999.

================================================================================
                      ANCHOR RESOURCE AND COMMODITY TRUST
================================================================================


                             OFFICERS AND TRUSTEES




ERNIE BUTLER                                          Trustee
President, I.E. Butler Securities

MAURICE A. DONAHUE                                    Trustee
Director and Professor, Institute for Governmental
Services and Walsh-Saltonstall Professor of
Practical Politics, University of Massachusetts

SPENCER H. LE MENAGER                                 Trustee
President, Equity Inc.

DAVID W.C. PUTNAM                                     Chairman
Chairman, Board of Directors, F.L. Putnam             and Trustee
Investment Management Corporation
President and Director, F.L. Putnam Securities
Company Incorporated

J. STEPHEN PUTNAM                                     Vice President and
President, Robert Thomas Securities                   Treasurer

DAVID Y. WILLIAMS                                     President, Secretary
President and Director, Meeschaert & Co., Inc.,       and Trustee
President and Director, Anchor Investment
Management Corporation

================================================================================
                      ANCHOR RESOURCE AND COMMODITY TRUST
================================================================================


             INVESTMENT ADVISER, ADMINISTRATOR AND TRANSFER AGENT
                   Anchor Investment Management Corporation
            579 Pleasant St., Suite 4, Paxton, Massachusetts 01612
                                (508) 831-1171

                                 DISTRIBUTOR
                            Meeschaert & Co., Inc.
            579 Pleasant St., Suite 4, Paxton, Massachusetts 01612

                                  CUSTODIAN
                        Investors Bank & Trust Company
                 89 South Street, Boston, Massachusetts 02111

                        INDEPENDENT PUBLIC ACCOUNTANT
                          Livingston & Haynes, P.C.
                 40 Grove St., Wellesley, Massachusetts 02482

                                LEGAL COUNSEL
                            Thorp Reed & Armstrong
            One Riverfront Center, Pittsburgh, Pennsylvania 15222








This report is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective prospectus which includes information concerning the Trust's record or other pertinent information.

                       Anchor Resource and Commodity Trust

                          Anchor Strategic Assets Trust

                         Introduction to Proposed Merger

                                December 31, 1998


The accompanying Pro Forma Combining Schedule of Investments, Statement of Assets and Liabilities and Statement of Operations reflect the accounts of the Anchor Resource and Commodity Trust and Anchor Strategic Assets Trust at and for the year ended December 31, 1998, the most recent fiscal year end of both the Anchor Resource and Commodity Trust and Anchor Strategic Assets Trust. The Pro Forma financial statements give effect to the proposed transfer of assets from Anchor Strategic Assets Trust in exchange for shares of Anchor Resource and Commodity Trust. These statements have been derived from the audited financial statements for December 31, 1998.

                       Anchor Resource and Commodity Trust
                          Anchor Strategic Assets Trust
               Pro Forma Combining Schedule of Investments
                                December 31, 1998



         Quantity                                         Value
--------------------------                       --------------------------

Anchor              Anchor                         Anchor
Resource  Anchor    Resource and                   Resource  Anchor
and       Strategic Commodity                      and       Strategic Pro
Commodity Assets    Trust                          Commodity Assets    Forma
Trust     Trust     Pro Forma                      Trust     Trust     Combined
----------------------------                       --------------------------
                          COMMON STOCKS - 23.20%
                          Gold/Silver Mining
                          Stocks
      --  40,000  40,000  Aquiline Resources      $   -- $  1,600  $ 1,600
                          Corporation
      --  30,000  30,000  Euro-Nevada Mining          --  487,500  487,500
                          Corporation
      --  18,000  18,000  Franco-Nevada Mining        --  345,960  345,960
                          Corporation
      --  33,500  33,500  Guyanor Resources,          --   12,060   12,060
                          Class B
  40,000  65,000 105,000  Miramar Mining            36,800 59,800   96,600
                          Corporation
  30,000  47,300  77,300  Northern Orion             5,100  8,041   13,141
                          Exploration Limited    ---------------------------
                          Total common stocks       41,900 914,961  956,861
                                                  --------------------------

                          FOREIGN TIME DEPOSITS - 76.22%
                          French Franc, maturing 01/04/99 at 2.875%
4,937,086 12,640,709 17,577,795                  882,751 2,260,159 3,142,910
                                                  --------------------------

                          GOLD OPTIONS -- 0.58%
      --   5,000   5,000  Gold Bullion March 1999      --  15,000   15,000
                          300 Call
      --   5,000   5,000  Gold Bullion April           --   8,750    8,750
                          1999 310 Call
                                                  -------------------------
                         Total gold options            --  23,750   23,750
                                               ==============================

                         Total investments    $924,651  $3,198,870 $4,123,521
                                               ==============================

                       Anchor Resource and Commodity Trust
                          Anchor Strategic Assets Trust
         Pro Forma Combining Statement of Assets and Liabilities
                                December 31, 1998


                           Anchor      Anchor                   Anchor
                           Resource    Strategic                Resource
                           and         Assets      Pro          and Commodity
                           Commodity   Trust       Forma        Trust
                           Trust                   Adjustment   Pro Forma
                           ----------  ----------  ----------   ----------
Assets:
Investments at quoted
market value               $ 924,651   $3,198,870          --   $4,123,521

Cash                           9,040      133,672          --      142,712

Dividends and interest           992          234          --        1,226
receivable

Other assets                       0        1,224          --        1,224

Total assets                 934,683    3,334,000          --    4,268,683
                           ----------  -----------  ----------   ----------

Liabilities:

Payable for capital                0       55,744          --       55,744
shares redeemed

Accrued expenses and          13,148       14,874          --       28,022
liabilities
                           ----------  -----------  ----------   ----------
Total liabilities             13,148       70,618          --       83,766
                           ----------  -----------  ----------   ----------

Net Assets:

Capital stock              2,257,922    5,088,681          --    7,346,603

Accumulated undistributed
net investment income          9,226    (320,023)          --    (310,797)

Accumulated realized loss
from security transactions (1,003,620) (1,058,764)         --    (2,062,384)

Net unrealized
depreciation in value of   (341,993)    (446,512)          --    (788,505)
investments
                           ----------  -----------  ----------   ----------

Net assets                  $921,535   $3,263,382   $      --    $4,184,917
                           ==========  ===========  ==========   ==========

Shares outstanding           117,975      839,279   (421,432) (a)  535,822
                           ----------  -----------  ----------   ----------

Net asset value                $7.81        $3.89          --        $7.81
                           ----------  -----------  ----------   ----------


Investments in securities
at cost                    $1,266,644  $ 3,645,382         --    $4,912,026
                           ----------  -----------  ----------   ----------

(a) Adjustment to reflect share balance as a result of the combination, based on an exchange ratio of 0.49786423823 (See Notes to Pro Forma Financial Statements)

                       Anchor Resource and Commodity Trust
                          Anchor Strategic Assets Trust
               Pro Forma Combining Statement of Operations
                      For the Year Ended December 31, 1998

                           Anchor      Anchor                   Anchor
                           Resource    Strategic                Resource
                           and         Assets      Pro          and Commodity
                           Commodity   Trust       Forma        Trust
                           Trust                   Adjustment   Pro Forma
                           ----------  ----------  ----------   ----------

Income:
Dividends
                           $  78,398  $     9,828   $      --    $  88,226

Interest                      76,305       98,487          --      174,792
                           ----------  -----------  ----------   ----------

Total Income                 154,703      108,315          --      263,018
                           ----------  -----------  ----------   ----------

Expenses:
Management fees               49,052       69,013    (34,506) (a)   83,559

Pricing & bookkeeping fees    14,500       18,500    (14,500) (b)   18,500

Legal fees                    14,000       12,000    (12,000) (c)   14,000

Audit and accounting fees      6,500        6,500     (6,500) (d)    6,500

Transfer fees                  6,000        3,500     (3,500) (e)    6,000

Trustees' fees                 3,600        1,000     (1,000) (f)    3,600

Custodian fees                 1,230        2,994          --        4,224

Other Miscellaneous            3,500        3,700     (2,000) (g)    5,200
expenses
                           ----------  -----------  ----------   ----------
Total expenses                98,382      117,207    (74,006)      141,583
                           ----------  -----------  ----------   ----------

Net Investment income         56,321      (8,892)      74,006      121,435
(loss)

Realized And Unrealized
Loss On Investments:
Realized loss on           (670,858)    (210,713)          --    (881,571)
investments-net

Increase (decrease) in     (1,092,930)    204,111          --    (888,819)
net unrealized
appreciation in
investments
                           ----------  -----------  ----------   ----------
Net loss on investments    (1,763,788)    (6,602)          --    (1,770,390)
                           ----------  -----------  ----------   ----------

Change in net assets       ($1,707,467) ($15,494)     $74,006    ($1,648,955)
resulting from operations   ==========  ===========  ==========   ==========


(a)Anchor Investment Management Corporation (the "investment adviser") receives an adviser fee of 0.75% and 1.50% per annum of average daily net assets of the Anchor Resource and Commodity Trust and the Anchor Strategic Assets Trust respectively. The adjustment reflects the decrease in adviser fees as a result of the acquisition.

(b)Anchor Investment Management Corp. provides administrative and accounting services to the Anchor Resource and Commodity Trust and the Anchor Strategic Assets Trust. The adjustment reflects the fees that would be charged one Trust.

(c)Pro Forma combined legal fees are adjusted to include legal retainers plus estimated out of pocket charges for one trust only.

(d)Adjustment to reflect the audit fees as a result of the merger.

(e)Adjustment to reflect the transfer agent fees for one trust as a result of the merger.

(f)Adjustment to reflect the Trustees fees and expenses for one trust.

(g)Adjustment to reflect the decrease in miscellaneous expenses due to the merger of the Anchor Resource and Commodity Trust and the Anchor Strategic Assets Trust

(See Notes to Pro Forma Financial Statements)

                       Anchor Resource and Commodity Trust
                          Anchor Strategic Assets Trust
                 Notes to Pro Forma Financial Statements
                      For the Year Ended December 31, 1998

1.    Basis of Combination
      The accompanying Pro Forma Combining Statement of Assets and Liabilities reflects the Anchor Resource and Commodity Trust and the Anchor Strategic Assets Trust as of December 31, 1998. These statements have been derived from the audited financial statements as of December 31, 1998.

      The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Anchor Resource and Commodity Trust and the Anchor Strategic Assets Trust which are incorporated by reference in their respective Statements of Additional Information. the Anchor Resource and Commodity Trust and the Anchor Strategic Assets Trust follow generally accepted accounting principles applicable to management investment companies which are disclosed in the historical financial statements of each.

      The Pro Forma Financial Statements give effect to the proposed transfer of the assets of the Anchor Strategic Assets Trust in exchange for shares of the Anchor Resource and Commodity Trust. Under generally accepted accounting principles, the Anchor Resource and Commodity Trust will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

      The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory and administration fee arrangements for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

      For the year ended December 31, 1998 Anchor Resource and Commodity Trust paid an investment adviser fee of 0.75% per annum of average daily net assets.

      For the year ended December 31, 1998 Anchor Strategic Assets Trust paid an investment adviser fee of 1.50% per annum of average daily net assets.


2. Shares of Beneficial Interest.

      The Pro Forma net asset value per share assumes the issuance of 417,847 shares of the Resource and Commodity Trust in exchange for 839,279 shares of the Strategic Assets Trust which would have been issued at December 31, 1998 in connection with the proposed reorganization.

3. Non-Recurring cost of the Reorganization.

      The total estimated cost of the proposed reorganization is $30,000. This cost has not been reflected in the Pro Forma Combining Statement of Operations. The total cost of the proposed reorganization will be born by the Anchor Resource and Commodity Trust.

4. Capital Loss Carryforward.

      There are no limitations to the capital loss carryforwards of the Anchor Resource and Commodity Trust and the Anchor Strategic Assets Trust as a result of the proposed reorganization other than the normal expiration of capital loss carryforwards. As od December 31, 1998, Anchor Resource and Commodity Trust had a capital loss carryforward available to offset future capital gains in the amount of $794,245 and the Anchor Strategic Assets Trust had a capital loss carryforward available to offset future capital gains in the amount of $1,059,678. The Pro Forma Combined capital loss acrryforward is $1,853,923. The capital loss carryforward begins expiring in fiscal year 2002 through fiscal year 2006.

                    INFORMATION INCORPORATED BY REFERENCE


1. The Statement of Additional Information of Anchor Resource and Commodity Trust (the "Acquiring Fund") is incorporated by reference to the Acquiring Fund's Post-Effective Amendment No. 5 to its Registration Statement on Form N-1A (File No. 33-82998), which was filed with the Securities and Exchange Commission on April 29, 1999. A copy may be obtained from the Acquiring Fund at 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612. Telephone:
(508) 831-1171.

2. The Prospectus and the Statement of Additional Information of Anchor Strategic Assets Trust (the "Acquired Fund") is incorporated by reference to the Acquired Fund's Post-Effective Amendment No. 8 to its Registration Statement on Form N-1A (File No. 33-32262), which was filed with the Securities and Exchange Commission on April 29, 1999. Copies may be obtained from the Acquired Fund at 579 Pleasant Street, Suite 4, Paxton, Massachusetts 01612. Telephone: (508) 831-1171.

3. The audited financial statements of the Acquiring Fund are incorporated by reference to the Acquiring Fund's Annual Report which was filed with the Securities and Exchange Commission pursuant to Section 30(b)2 of the Investment Company Act of 1940, as amended, on February 22, 1999.

4. The audited financial statements of the Acquired Fund are incorporated by reference to the Acquired Fund's Annual Report which was filed with the Securities and Exchange Commission pursuant to Section 30(b)2 of the Investment Company Act of 1940, as amended, on February 22, 1999.

                        ANCHOR STRATEGIC ASSETS TRUST
                     ANCHOR RESOURCE AND COMMODITY TRUST
             NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

The accompanying unaudited Pro Forma Combining Statement of Assets and Liabilities reflects the accounts of the Acquiring Fund and the Acquired Fund at and for the most recent fiscal year-end of such Funds at December 31, 1998. The accompanying unaudited Pro Forma Combining Statement of Operations has been derived from the audited financial statements of each Fund as of December 31, 1998.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Funds which have been incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principals applicable to management investment companies which are disclosed in the historical financial statements of each Fund.

The Pro Forma statements give effect to the proposed transfer of assets from the Acquired Fund in exchange for shares of the Acquiring Fund. Under generally accepted accounting principles, Anchor Resource and Commodity Trust will be the surviving entity for accounting purposes.

                          PART C - OTHER INFORMATION


ITEM 15. INDEMNIFICATION

Indemnification is provided to trustees and officers of the Registrant pursuant to the Registrant's Declaration of Trust, except where such indemnification is not permitted by law. However, the Declaration of Trust does not protect the trustees or officers from liability based on willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Trustees and officers of the Registrant are insured against certain liabilities, including liabilities arising under the Securities Act of 1933 (the "Act").

Insofar as indemnification for liabilities arising under the Act may be permitted to trustees, officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by such trustees, officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such trustees, officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940, as amended, for trustees, officers, or controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. 1C-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

ITEM 16. EXHIBITS

(1) Conformed Copy of Restated Declaration of Trust of the Registrant, as amended (1)

(2)  Copy of By-Laws of the Registrant, as amended. (1)

(3) Not Applicable.

(4) Agreement and Plan of Reorganization, dated as of June 21, 1999, by and between Anchor Resource and Commodity Trust and Anchor Strategic Assets Trust is included as Exhibit A to the Prospectus/Proxy Statement forming a part of this Registration Statement.*

(5)  The  instruments   defining  the  rights  of  holders  of  shares  are  the
Registrant's Declaration of Trust and By-Laws. See Exhibits (1) and (2), above.

(6)  Conformed Copy of Investment Advisory Contract of the Registrant (1)

(7)  Not Applicable.

(8)  Not Applicable.

(9)  Conformed Copy of Custodian Agreement of the Registrant. (1)

(10) Conformed Copy of the Distributor's Contract between the Registrant and Meeschaert & Co., Inc. (1).

(11) Conformed Copy of Opinion and Consent of Counsel as to legality of shares being registered *

(12) Conformed Copy of Opinion and Consent of Thorp Reed & Armstrong, LLP as to tax matters.*

(13) Conformed Copy of Transfer Agency and Service Agreement of the Registrant (1).

(14) Conformed Copy of Consent of Livingston & Haynes, P.C. independent auditors of Registrant.*

(15)  Not Applicable.

(16)  Conformed Copy of Power of Attorney.*

(17)  Form of Proxy of Anchor Strategic Assets Trust.*

(18)  Form of Proxy of Anchor Resource and Commodity Trust*

*Filed electronically herewith.

(1) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 1 on Form N-1A filed April 20, 1995. (File Nos. 811-8706 and 33-82998).


ITEM 17. UNDERTAKINGS
(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein; and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, ANCHOR RESOURCE AND COMMODITY TRUST, and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Paxton and the Commonwealth of Massachusetts on the 21 day of July, 1999.

                                  ANCHOR RESOURCE AND COMMODITY TRUST

                                  By:   /s/  CHRISTOPHER Y. WILLIAMS
                                       Christopher Y. Williams, Vice President

Pursuant to the Securities Act of 1933, this Amendment to this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                  Title                      Date

/s/DAVID W.C. PUTNAM*      Chairman and Trustee       June 22, 1999
David W. C. Putnam

/s/J. STEPHEN PUTNAM*      Treasurer (Principal       June 22, 1999
J. Stephen Putnam          Financial Officer)

/s/SPENCER H. LEMENAGER*   Trustee                    June 22, 1999
Spencer H. LeMenager

/s/DAVID Y. WILLIAMS*      President, Secretary and   June 22, 1999
David Y. Williams          Trustee

/s/ ERNIE BUTLER*          Trustee                    June 22, 1999
Ernie Butler





*By: PETER K. BLUME                                         June 22, 1999


/s/ Peter K. Blume
Peter K. Blume
Attorney-in-Fact

                                 EXHIBIT LIST


11. Conformed Copy of Opinion and Consent of Thorp Reed & Armstrong, LLP as to legality of shares being issued

12. Conformed Copy of Opinion and Consent of Thorp Reed & Armstrong, LLP as to tax matters

14 Conformed Copy of Consent of Livingston & Haynes, P.C., independent auditors

16. Conformed Copy of Power of Attorney

17  Form of Proxy of Anchor Strategic Assets Trust

18. Form of Proxy of Anchor Resource and Commodity Trust